PRESIDENT'S LETTER


Dear Valued Shareholder,

Thank you for investing in Aetna Variable Funds. Since you have many other investment options from which to choose, we truly appreciate the confidence you've placed in us to help you reach your investment goals. While the enclosed annual report will give you a detailed review of the funds you have selected, I'd like to share a few observations about the market in general and some specific news about the funds and their adviser, Aeltus Investment Management, Inc.

The past twelve months have been memorable both for the stock market and the U.S. economy overall. It was a year of ups and downs in the market, with a record high in July, followed by a severe correction during the third quarter.
 Market volatility achieved and sustained levels not seen since the aftershocks of the Crash of '87. Despite this volatility, there was plenty of good news.
 The American economy was generally healthy, with low interest and inflation rates, a reduced federal budget deficit and unemployment levels that registered at lows not seen in many years. In addition, wages continued to grow and consumer confidence held steady. All of these positive factors have allowed the U.S. stock market to recoup the ground lost during the correction, despite ongoing economic problems in Asia, Russia and Latin America.

Even with so much happening "on the street," the past year was equally exciting and productive for Aeltus and the funds. Six new Aetna Variable Funds were added, opening up new opportunities for investors like you to diversify your portfolios across a broader range of asset classes and investment styles. The names of certain funds were changed to more clearly reflect their investment styles, as presented below,

             Former Name                        Current Name
             -----------                        ------------
        Aetna Income Shares                     Aetna Bond VP
Aetna Investment Advisers Fund, Inc.       Aetna Balanced VP, Inc.
     Aetna Variable Encore Fund             Aetna Money Market VP
        Aetna Variable Fund              Aetna Growth and Income VP

In addition, we have been actively assessing and updating Aeltus' computer systems with respect to "Year 2000" dating issues so they will be able to adequately perform their intended functions after 1999. We look forward to completing remediation and testing of all relevant systems by mid-1999.

Today, with over $49 billion in assets under management, Aeltus is one of the country's largest investment management firms. That's important for investors, because it represents the kind of size and strength that will allow us to continue refining our existing investment management services and products, adding new ones, and growing our staff to serve valued shareholders like you.

Thank you for your continued confidence in the Aetna Variable Funds and Aeltus Investment Management, Inc. We look forward to a mutually prosperous new year.

Sincerely,

/s/ J. Scott Fox

J. Scott Fox
President

TABLE OF CONTENTS

President's Letter..................................................... i
CAPITAL APPRECIATION PORTFOLIOS:
Investment Review...................................................... 1
Portfolios of Investments:
 Aetna Growth VP.......................................................12
 Aetna International VP................................................14
 Aetna Small Company VP................................................16
 Aetna Value Opportunity VP............................................18
Statements of Assets and Liabilities...................................20
Statements of Operations...............................................22
Statements of Changes in Net Assets....................................24
Notes to Financial Statements..........................................28
Additional Information.................................................34
Financial Highlights...................................................36
Independent Auditors' Report...........................................40
GROWTH AND INCOME PORTFOLIOS:
Investment Review......................................................41
Portfolios of Investments:
 Aetna Balanced VP.....................................................53
 Aetna Growth and Income VP............................................62
 Aetna Real Estate Securities VP.......................................71
Statements of Assets and Liabilities...................................72
Statements of Operations...............................................73
Statements of Changes in Net Assets....................................74
Notes to Financial Statements..........................................77
Additional Information.................................................86
Financial Highlights...................................................87
Independent Auditors' Report...........................................90
INCOME PORTFOLIOS:
Investment Review......................................................91
Portfolios of Investments:
 Aetna Bond VP.........................................................98
 Aetna High Yield VP..................................................100
 Aetna Money Market VP................................................102
Statements of Assets and Liabilities..................................104
Statements of Operations..............................................105
Statements of Changes in Net Assets...................................106
Notes to Financial Statements.........................................109
Additional Information................................................113
Financial Highlights..................................................114
Independent Auditors' Report..........................................117



GET FUNDS:
Investment Review......................................................118
Portfolios of Investments:
 Series B..............................................................125
 Series C..............................................................127
 Series D..............................................................133
Statements of Assets and Liabilities...................................134
Statements of Operations...............................................135
Statements of Changes in Net Assets....................................136
Notes to Financial Statements..........................................139
Additional Information.................................................143
Financial Highlights...................................................144
Independent Auditors' Report...........................................146

[Begin Line Chart]

Aetna Growth VP
    Growth of $10,000

            Aetna Growth VP       S&P 500 Index

12/13/96    10,000                10,000
12/31/96    10,146                10,165
             9,846                10,437
            11,780                12,259
            14,139                13,178
12/31/97    13,510                13,556
            15,701                15,447
            16,607                15,957
            14,939                14,369
12/31/98    18,580                17,430

[End Line Chart]


------------------------------------------
      Average Annual Total Returns
for the period ended December 31, 1998*

------------------------------------------
 Inception Date    1 Year    Inception
------------------------------------------
    12/13/96       37.68%      35.30%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

                                AETNA GROWTH VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Growth VP (Growth) generated a total return of 37.68%, net of fund expenses, for the year ended December 31, 1998. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 28.57% for the same period. When compared against the Morningstar, Inc. universe of variable annuity large blend funds, the Portfolio ranked in the top 5% (out of 662 funds) for the year ended December 31, 1998.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Robust domestic economic growth, coupled with interest rate cuts by the Federal Reserve Board, helped stock prices end the year at record highs. Throughout the year, large capitalization growth stocks outperformed their smaller brethren. With the financial crisis in emerging markets threatening to disrupt the earnings growth of U.S. companies, markets favored larger stocks with more consistent and reliable earnings growth.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Technology was the best performing sector for the year, with the strongest performance occurring in the fourth quarter. Results reflected an expansion in technology exposure over the course of the year, with new positions in Cisco Systems, Inc., Microsoft Corp., Tellabs, Inc. and Nokia Corp., ADR. Positions in the energy and finance sectors were reduced over the year, adding to performance. Energy stocks, suffering from low commodity prices, underperformed the market, as estimated earnings growth rates declined. Finance stocks underperformed in the latter half of the year, as concerns of economic deceleration increased fears of increased loan default rates. Additionally, new utility positions in MCI Worldcom, Inc. and SBC Communications, Inc. added to returns. Throughout the year, the Portfolio maintained an overweight position in

                                                  See Definition of Terms.     1
healthcare, a sector that outperformed the market. Warner Lambert Co., Schering Plough and Pfizer, Inc. outperformed due to above average volume growth rates. Consumer spending remained strong throughout 1998, assisting the growth rates and the performance of our retail positions in TJX Companies, Inc., Costco Companies, Inc. and Dayton Hudson Co.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Looking forward, equity markets could remain volatile, as the uncertainty of sustainable economic growth may once again become a concern. Factors that affect stock prices, notably low interest and inflation rates remain favorable.
Current valuations are near historical levels and remain a concern.

PORTFOLIO SECTOR BREAKDOWN:


                                 % OF
                                COMMON    % OF     OVER/(UNDER)
SECTOR                          STOCKS   S&P 500     WEIGHTING
Basic Materials                     --     3.1%       (3.1)%
Commercial Services               4.5%     1.8%        2.7 %
Consumer Discretionary           17.5%    12.3%        5.2 %
Consumer Non-Discretionary        1.7%     9.4%       (7.7)%
Energy                            2.5%     6.9%       (4.4)%
Finance                          11.2%    15.7%       (4.5)%
Healthcare                       22.5%    12.3%       10.2 %
Manufacturing                     9.5%     9.7%       (0.2)%
Technology                       19.5%    18.1%        1.4 %
Utilities                        11.1%    10.7%        0.4 %

                                    % OF NET
TOP TEN EQUITY HOLDINGS              ASSETS
MCI Worldcom, Inc.                    3.3%
Microsoft Corp.                       2.8%
Tyco International, Ltd.              2.8%
Associates First Capital Corp.        2.6%
Wal-Mart Stores, Inc.                 2.6%
Compuware Corp.                       2.5%
Schering Plough                       2.5%
Tellabs, Inc.                         2.4%
EMC/MASS Corp.                        2.3%
Lexmark International Group, Inc.     2.3%

The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


2     See Definition of Terms.

[Begin Line Chart]

Aetna International VP
         Growth of $10,000

            Aetna International VP   MSCI-EAFE Index
12/22/97    10,000                   10,000
12/31/97    10,270                   10,190
            12,030                   11,698
            12,521                   11,830
            10,549                   10,156
12/31/98    12,213                   12,263

[End Line Chart]


------------------------------------------
      Average Annual Total Returns
for the period ended December 31, 1998*
------------------------------------------
 Inception Date    1 Year    Inception
------------------------------------------
    12/22/97       18.92%      21.54%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

                             AETNA INTERNATIONAL VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna International VP (International) generated a 18.92% total return, net of fund expenses, for the year ended December 31, 1998. The benchmark, Morgan Stanley International-Europe, Australia, Far East (MSCI-EAFE) Index(b), returned 20.33% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

For the last year, world equities markets have experienced some of the highest volatility in the last 50 years. The Asian currency crisis, which began in the summer of 1997, reached its low point in the summer of 1998. The Russian currency devaluation and the default of Russian government debt in August surprised the market during illiquid summer holiday trading. Brazil, under the collapse of other emerging markets currencies, fended off devaluation concerns. In Japan, equities sank to levels not seen in this decade as its economy slipped into recession.

Even with these negatives, International still rose almost 19% as several positives affected world equity markets. European equities markets performed well, as the European Monetary Union (EMU) become a reality in 1999. EMU will reduce boundaries and constraints in trading goods and services across 11 countries in continental Europe. Japan announced a serious banking reform bill to cleanse its huge bad debt problems. In October, finance leaders from several of the G7 countries lowered interest rates to fend off global equity concerns. By year-end, over 60 countries had reduced interest rates and equity markets in North America, Europe and Asia ended the year strongly.

                                                  See Definition of Terms.     3

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

International's overweight position in European equities was the most significant reason for the Portfolio's strong performance. Stock selection in Japan, mainly exporter names like Fuji Photo Film and Nintendo Co. Ltd. also contributed to strong performance. The Portfolio's underweighting in emerging markets generally helped Portfolio performance.

The Portfolio's currency hedging policy hurt performance as both the German Deutschemark and Japanese Yen were stronger against the U.S. Dollar. Investors bid up the Deutschemark, as they perceived the EMU currency to begin on a strong note. In Japan, investors are calling home their assets, even in a poor economic environment. Economic factors still favor the U.S. economy and our hedging policy remains long-term oriented based on economic fundamentals.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The Portfolio maintains a slight overweight position in European countries, as the forces of EMU, plus corporate restructuring and lower interest rates should be a boost to equities. In Japan, economic stimulus packages and the Japanese banking bill may ignite the economy. Once evidence is detected that the Japanese economy has bottomed, the Portfolio's next large move would be to overweight domestic Japanese equities. The Portfolio currently has an underweight position in Japan when measured against its benchmark.

The Portfolio remains underweight in Asian equities as lower interest rates do not provide enough incentive to overcome the real problem in Asia -- overcapacity. This structural problem may take years to solve. The Portfolio also remains dramatically underweight in Latin America until economic strength is seen in Brazil, which will eliminate devaluation fears.

                                % OF TOTAL     % OF      OVER/(UNDER)
COUNTRY WEIGHTINGS              INVESTMENTS  MSCI EAFE     WEIGHTING
United Kingdom                     19.6%       21.3%        (1.7)%
Japan                              13.1%       21.0%        (7.9)%
France                             12.0%        9.4%         2.6 %
Germany                             8.7%       10.7%        (2.0)%
Netherlands                         8.6%        6.5%         2.1 %
Italy                               5.7%        5.2%         0.5 %
Switzerland                         5.3%        8.1%        (2.8)%
Sweden                              5.1%        2.6%         2.5 %
Ireland                             4.0%        0.5%         3.5 %
Finland                             3.1%        1.6%         1.5 %
Australia                           2.7%        2.6%         0.1 %
Spain                               2.4%        3.4%        (1.0)%
Norway                              2.0%        0.4%         1.6 %
Denmark                             2.0%        0.9%         1.1 %
Other                               5.7%        5.8%        (0.1)%



4     See Definition of Terms.

                                 % OF NET
TOP TEN EQUITY HOLDINGS           ASSETS
Granada Group Plc                  1.9%
Allied Irish Banks                 1.8%
Nokia Corp., ADR                   1.7%
Fuji Photo Film                    1.6%
Novartis AG Registered Shares      1.6%
Vodafone Group Plc                 1.6%
CRH Plc                            1.5%
Securitas AB                       1.5%
SoftBank Corp.                     1.5%
Vivendi                            1.5%


The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

                                                  See Definition of Terms.     5

[Begin Line Chart]

Aetna Small Company VP
           Growth of $10,000

            Aetna Small Company VP   Russell 2000 Index
12/27/96    10,000                   10,000
12/31/96    10,113                   10,195
             9,968                    9,668
            11,773                   11,235
            13,982                   12,907
12/31/97    13,614                   12,475
            15,505                   13,728
            14,570                   13,089
            11,746                   10,451
12/31/98    13,750                   12,156

[End Line Chart]

------------------------------------------
      Average Annual Total Returns
for the period ended December 31, 1998*
------------------------------------------
 Inception Date    1 Year    Inception
------------------------------------------
    12/27/96       1.10%       17.16%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

                             AETNA SMALL COMPANY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Small Company VP (Small Company) generated a 1.10% total return, net of fund expenses, for the year ended December 31, 1998. The benchmark, Russell 2000 Index(c), returned -2.55% for the same period. Among variable annuity small blend funds tracked by Morningstar, Inc., the Portfolio ranked in the top 35% (out of 108 funds) for the year ended December 31, 1998.

WHAT ECONOMIC OR FINANCIAL CONDITIONS IMPACTED THE PORTFOLIO?

Three major events affected the investment arena and Small Company in 1998. First, the large decline in energy prices hurt most energy stocks. While we were underweight in this group throughout the year, most issues had negative returns for the period. On the positive side, the decline in energy prices helped most transportation stocks, an area where our overweight position helped results significantly, particularly in the fourth quarter. Second, concerns about the economy and slowing corporate profit growth depressed most financial stocks. We have been underweighted in this area for the past three years. Finally, periodic currency crises tended to dampen demand in many industries (energy, manufacturing and raw materials) and contributed to increased volatility in the financial markets. This volatility led us to hold somewhat larger cash balances than in normal times.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE LAST TWELVE MONTHS?

The Portfolio received strong performance from investments in technology, electric utilities, telephones and transportation. In addition, selected stocks in consumer cyclicals (mostly cable and TV investments), healthcare and consumer non-cyclicals contributed positively. In technology we had four holdings which increased over 100% (Proxim, Inc., Cree Research, Inc.,

6     See Definition of Terms.

Emulex Corp. and Inso Corp.). In electric utilities our largest holding, Calpine Corp., returned over 55% while Cilcorp, Inc. received an offer to merge at a substantial premium to its market price. Investment returns in telephones were strong as the communication industry continues to both consolidate and offer new services.

On the negative side, investments in energy (particularly oil service), financials and raw materials were below expectations. Finally, selecting holdings which did not meet earnings expectations were also weak.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Looking forward, we continue to see a challenging investment environment. Concerns about corporate profits, interest rates and currencies remain on most investors' minds. In addition, the market continues to favor the large and more liquid stocks. We cannot say how long this preference will continue, but we will note that valuation spreads between large and small cap stocks are at historically high levels. We believe these inefficiencies in today's market will not last forever. Furthermore, we believe that our investment strategy of focusing on those companies with the strongest business momentum and those selling at reasonable prices, will continue to generate strong relative returns over the long term.

PORTFOLIO SECTOR BREAKDOWN:

                                 % OF
                                COMMON   % OF RUSSELL    OVER/(UNDER)
SECTOR                          STOCKS       2000          WEIGHTING
Basic Materials                   5.7%        4.8%           0.9 %
Commercial Services              14.2%        9.8%           4.4 %
Consumer Discretionary           19.4%       17.1%           2.3 %
Consumer Non-Discretionary        4.2%        2.8%           1.4 %
Energy                            2.7%        4.4%          (1.7)%
Finance                          10.7%       16.5%          (5.8)%
Healthcare                       10.8%        9.9%           0.9 %
Manufacturing                    11.0%       10.8%           0.2 %
Technology                        9.1%       18.9%          (9.8)%
Utilities                        12.2%        5.0%           7.2 %

                                 % OF NET
TOP TEN EQUITY HOLDINGS           ASSETS
Calpine Corp.                      2.1%
ICU Medical, Inc.                  1.9%
Proxim, Inc.                       1.9%
Emulex Corp.                       1.8%
Skytel Communications, Inc.        1.8%
Avondale Industries, Inc.          1.7%
Nielson Media Research             1.7%
Superior TeleCom Inc.              1.7%
Dura Pharmaceuticals, Inc.         1.6%
Ruby Tuesday, Inc.                 1.6%

The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

                                                  See Definition of Terms.     7

[Begin Line Chart]

Aetna Value Opportunity VP
             Growth of $10,000

            Aetna Value Opportunity VP    S&P 500 Index
12/13/96    10,000                        10,000
12/31/96    10,215                        10,165
            10,513                        10,437
            12,281                        12,259
            14,314                        13,178
12/31/97    14,236                        13,556
            15,957                        15,447
            15,984                        15,957
            13,324                        14,369
12/31/98    17,423                        17,430

------------------------------------------
      Average Annual Total Returns
for the period ended December 31, 1998*
------------------------------------------
 Inception Date    1 Year    Inception
------------------------------------------
    12/13/96       22.39%      31.12%
------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

                           AETNA VALUE OPPORTUNITY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Value Opportunity VP (Value Opportunity) generated a 22.39% total return, net of fund expenses, for the year ended December 31, 1998. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 28.57% for the same period. Among variable annuity large blend funds tracked by Morningstar, Inc., the Portfolio ranked in the top 68% (out of 662 funds) for the year ended December 31, 1998.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The investment environment in 1998 was dominated by global financial market turmoil. The stock market still produced solid returns, despite sharply increased financial market volatility. What apparently started as a normal equity market valuation correction in July, actually turned into a numbing decline into October as investor confidence was rudely shaken by President Clinton's legal ordeal, financial chaos in most emerging markets, Japan's deepening recession and the near failure of a giant hedge fund, Long Term Capital Management LP. Prompt action by the Federal Reserve to lower interest rates helped calm the financial markets late in the year leading to a sharp year end stock market rally.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Given 1998's uncertain economic environment, traditional value oriented issues in the capital goods and manufacturing sectors performed poorly with the weakest performance emanating from holdings in Boeing Co., Deere & Co. and Eaton Corp. Furthermore, stock market leadership remained narrowly based throughout the year with the largest growth issues, such as Dell Computer Corp. and Microsoft Corp., dominating performance. Their absence in the Portfolio explains a noticeable performance drag relative to the S&P 500 Index.

8     See Definition of Terms.

Fortunately, during the stock market's weakness in the fall, we were able to opportunistically purchase issues of several quality companies at distressed prices which significantly enhanced portfolio performance in the final months of 1998. New positions in General Electric Co., Computer Associates International, Inc., Monsanto Co., Oracle Corp. and America Online, Inc. increased the weighting in the technology and healthcare sectors in time for the year end rally. These purchases were funded by weighting reductions in the energy and basic materials sectors where current earnings fundamentals remain disappointing.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Despite the exaggerated market turmoil over the summer and fall of 1998, the stock market now has a more balanced tone with much improved breadth. The market is richly valued from a historic viewpoint, however, the speculation in internet issues is definitely troublesome. While inflation remains low, liquidity and interest rates generally lower around the world, these usually supportive factors appear to be priced into the U.S. equity market at this time.

After a good start in early January, we expect that performance will be more difficult to achieve in 1999 and that market volatility will continue to increase. The investment philosophy of Value Opportunity is to focus on capital appreciation by utilizing strict pricing disciplines in an effort to purchase issues of dominant, high quality companies at attractive prices. A specific event or broad market correction, like the one we witnessed in the fall of 1998, can occur with some frequency thereby providing profitable entry points for patient investors. Initially, we view these occurrences as opportunities to analyze whether the event is a non-recurring incident, such as unexpected write-off or one time earnings disappointment, or potentially the start of a more serious problem. Quite often, industry-wide price corrections may also provide a buying opportunity for a particular stock or group of stocks. We also consider potential future events which may enhance or lower the outlook for a particular stock or industry. The stock market can react quickly or harshly to unforeseen events. With a value opportunity approach, we do our best to think ahead and to take advantage of events to achieve superior long-term performance.

PORTFOLIO SECTOR BREAKDOWN:

                                 % OF
                                COMMON   % OF S&P    OVER/(UNDER)
SECTOR                          STOCKS      500        WEIGHTING
Basic Materials                   8.3%      3.1%         5.2 %
Commercial Services               3.3%      1.8%         1.5 %
Consumer Discretionary            5.4%     12.3%        (6.9)%
Consumer Non-Discretionary        2.6%      9.4%        (6.8)%
Energy                            2.0%      6.9%        (4.9)%
Finance                          16.5%     15.7%         0.8 %
Healthcare                       11.3%     12.3%        (1.0)%
Manufacturing                    11.9%      9.7%         2.2 %
Technology                       31.0%     18.1%        12.9 %
Utilities                         7.7%     10.7%        (3.0)%

                                                  See Definition of Terms.     9

                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
Compaq Computer Corp.                     3.9%
America Online, Inc.                      3.8%
Bristol-Myers Squibb Co.                  3.5%
Sterling Commerce, Inc.                   3.5%
American Express Co.                      3.4%
International Business Machines Corp.     3.2%
Network Associates, Inc.                  3.1%
Federal Home Loan Mortgage Corp.          3.0%
American Home Products Corp.              2.8%
Amgen, Inc.                               2.8%


The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


10     See Definition of Terms.

DEFINITION OF TERMS

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends and is considered to be representative of the U.S. stock market in general.

(b) The Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

(c) The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 11% of the Russell 3000 total market capitalization. The 3,000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
GROWTH
================================================================================

                                         NUMBER OF        MARKET VALUE
                                          SHARES
                                        -------------     -------------
COMMON STOCKS (77.1%)
AUTOMOTIVE (1.4%)
Federal-Mogul Corp. ..................       33,300       $   1,981,350
                                                          -------------
BIOTECH AND MEDICAL PRODUCTS (6.0%)
Amgen, Inc. + ........................       26,500           2,770,906
Biogen, Inc. + .......................       18,900           1,568,700
Biomet, Inc. .........................       48,500           1,952,125
Sofamor Danek Group, Inc. + ..........        2,200             267,850
Watson Pharmaceuticals, Inc. + .......       31,200           1,961,700
                                                          -------------
                                                              8,521,281
                                                          -------------
COMMERCIAL SERVICES (2.4%)
Omnicom Group, Inc. ..................       18,600           1,078,800
Young And Rubicam, Inc. + ............       70,800           2,292,150
                                                          -------------
                                                              3,370,950
                                                          -------------
COMPUTERS (1.3%)
Computer Sciences Corp. ..............          700              45,106
Dell Computer Corp. + ................       24,700           1,807,732
                                                          -------------
                                                              1,852,838
                                                          -------------
CONGLOMERATE AND AEROSPACE (0.8%)
General Electric Co. .................       10,800           1,102,275
                                                          -------------
CONSUMER FINANCE (5.2%)
Associates First Capital Corp. .......       87,900           3,724,763
Federal National Mortgage Association        35,300           2,612,200
MBNA Corp. ...........................       43,500           1,084,781
                                                          -------------
                                                              7,421,744
                                                          -------------
CONSUMER PRODUCTS (1.3%)
Clorox Co. ...........................       16,000           1,869,000
                                                          -------------
CONSUMER SERVICES (0.5%)
Carnival Corp. .......................       15,100             724,800
                                                          -------------
DATA AND IMAGING SERVICES (13.1%)
America Online, Inc. .................       15,800           2,528,000
Cisco Systems, Inc. + ................       20,250           1,879,453
Compuware Corp. + ....................       45,200           3,531,250
EMC/MASS Corp. + .....................       39,100           3,323,500
Lexmark International Group, Inc. + ..       33,200           3,336,600
Microsoft Corp. + ....................       29,100           4,035,806
                                                          -------------
                                                             18,634,609
                                                          -------------
DISCRETIONARY RETAIL (6.1%)
Family Dollar Stores, Inc. ...........      129,200           2,842,400
Lowe's Co., Inc. .....................       40,400           2,067,975
Wal-Mart Stores, Inc. ................       45,400           3,697,262
                                                          -------------
                                                              8,607,637
                                                          -------------
DRUGS (7.1%)
Merck & Co., Inc. ....................       14,700           2,171,006
Pfizer, Inc. .........................       11,700           1,467,619
Schering Plough ......................       65,000           3,591,250
Warner Lambert Co. ...................       38,900           2,924,794
                                                          -------------
                                                             10,154,669
                                                          -------------
ELECTRONIC MEDIA (2.2%)
Capstar Broadcasting Corp. + .........       28,200             645,075


                                         NUMBER OF            MARKET
                                          SHARES              VALUE
                                        -------------     -------------
ELECTRONIC MEDIA (CONTINUED)
CBS Corp. ............................       77,900       $   2,551,225
                                                          -------------
                                                              3,196,300
                                                          -------------
FOOD AND DRUG RETAIL (2.7%)
Kroger Co. (The) + ...................       13,300             804,650
Safeway, Inc. + ......................       50,000           3,046,875
                                                          -------------
                                                              3,851,525
                                                          -------------
GAS UTILITIES (1.9%)
Enron Corp. ..........................       47,900           2,733,294
                                                          -------------
HEALTH SERVICES (4.2%)
Allegiance Corp. .....................       45,500           2,121,438
HBO & Co. ............................      100,600           2,885,962
Wellpoint Health Networks, Inc. + ...       11,800            1,026,600
                                                          -------------
                                                              6,034,000
                                                          -------------
HOUSING AND FURNISHINGS (2.1%)
Centex Corp. .........................       27,500           1,239,219
Maytag Corp. .........................       27,000           1,680,750
                                                          -------------
                                                              2,919,969
                                                          -------------
INDUSTRIAL SERVICES (1.1%)
Allied Waste Industries, Inc. + ......       64,800           1,530,900
                                                          -------------
INSURANCE (1.7%)
SunAmerica, Inc. .....................       29,100           2,360,738
                                                          -------------
INVESTMENT SERVICES (1.7%)
Firstar Corp. ........................       26,468           2,468,141
                                                          -------------
MAJOR TELECOMMUNICATIONS (5.4%)
MCI Worldcom, Inc. + .................       65,200           4,678,100
SBC Communications, Inc. .............       54,700           2,933,287
                                                          -------------
                                                              7,611,387
                                                          -------------
OTHER TELECOMMUNICATIONS (4.2%)
Century Telephone Enterprises, Inc. ..       17,200           1,161,000
Nokia Corp., ADR .....................       12,500           1,505,469
Tellabs, Inc. + ......................       48,900           3,352,706
                                                          -------------
                                                              6,019,175
                                                          -------------
PRODUCER GOODS (2.8%)
Tyco International Ltd. ..............       53,000           3,998,187
                                                          -------------
SEMICONDUCTORS AND ELECTRONICS (1.9%)
Intel Corp. ..........................       23,200           2,750,650
                                                          -------------
TOTAL COMMON STOCKS (COST $87,758,220)                      109,715,419
                                                          -------------
                                         PRINCIPAL
                                          AMOUNT
                                        -------------
SHORT-TERM INVESTMENTS (9.3%)
Federal Home Loan Mortgage Corp.,
 4.40%, 01/04/99 .....................  $12,536,000          12,536,000
U.S. Treasury Bill, 3.98%, 02/18/99 ..      200,000             198,912
U.S. Treasury Bill, 4.61%, 02/18/99 ..      100,000              99,456
U.S. Treasury Bill, 4.98%, 02/18/99 @.      400,000             397,824
                                                          -------------
TOTAL SHORT-TERM INVESTMENTS (COST $13,231,941)              13,232,192
                                                          -------------
TOTAL INVESTMENTS (COST $100,990,161)(a)                    122,947,611
OTHER ASSETS LESS LIABILITIES                                19,415,628
                                                          -------------
TOTAL NET ASSETS                                           $142,363,239
                                                          =============


12     See Notes to Portfolio of Investments.

===============================================================================


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $101,098,605. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains................................          $21,928,317

Unrealized losses...............................              (79,311)
                                                          -----------

 Net unrealized gain............................          $21,849,006
                                                          ===========


Information concerning open futures contracts at December 31, 1998 is shown below:

                          NO. OF       INITIAL      EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                        -----------  ------------  ------------  ---------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures       18        $5,206,565      Mar 99       $  398,023
                                      ==========                   ==========



+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1998.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 13

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
INTERNATIONAL
================================================================================

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                           ------------     --------------
COMMON STOCKS (93.1%)
AUSTRALIA (2.6%)
Telstra Corp. Ltd. (Other
 Telecommunications) +...................     38,700          $  181,111
Westpac Banking Corp. Ltd. (Banks and
 Thrifts)................................     35,403             237,121
                                                              ----------
TOTAL AUSTRALIA                                                  418,232
                                                              ----------
BELGIUM (1.3%)
Delhaize-le Lion SA (Food and Beverage) .      2,400             212,379
                                                              ----------
CANADA (1.0%)
Canadian National Railway Co. (Surface
 Transport)..............................      3,000             155,625
                                                              ----------
DENMARK (1.9%)
Den Danske Bank (Investment Services) ...        900             120,905
Tele Danmark A/S (Major
 Telecommunications).....................      1,400             188,954
                                                              ----------
TOTAL DENMARK                                                    309,859
                                                              ----------
FINLAND (3.0%)
Nokia Corp., ADR (Other
 Telecommunications).....................      2,300             277,006
Sonera Group Oyj (Other
 Telecommunications).....................     11,300             203,085
                                                              ----------
TOTAL FINLAND                                                    480,091
                                                              ----------
FRANCE (11.4%)
Credit Commercial de France (Banks and
 Thrifts) +..............................      1,000              92,908
Elf Aquitaine SA (Oil) ..................      1,400             161,899
Etablissements Economiques du Casino
 Guichard-Perrachon SA (Commercial
 Services) +.............................        800              83,348
Gemini Sogeti SA (Insurance) ............      1,100             176,632
Groupe Danone (Food and Beverage) .......        750             214,815
Lafarge SA
 (Forest Products and Building Materials)      2,000             190,111
Renault SA (Automotive) .................      3,250             146,030
Sanofi SA (Drugs) .......................      1,250             205,864
Scor (Insurance) ........................      3,500             231,508
Societe Generale (Banks and Thrifts) ....        650             105,304
Vivendi (Utilities - Water) .............        960             249,185
                                                              ----------
TOTAL FRANCE                                                   1,857,604
                                                              ----------
GERMANY (6.2%)
Bayericshe Hypo-und Vereinsb
(Chemicals)  + ..........................      1,412             110,631
BHF-Bank AG (Banks and Thrifts) .........      2,800             112,632
DaimlerChrysler AG (Automotive) .........      1,296             127,997
Deutsche Pfandbrief & Hypothekenbank AG
 (Banks and Thrifts) ....................      2,100             184,078
Gehe AG (Health Services) ...............      3,000             207,133
Mannesmann AG (Producer Goods) ..........      1,200             137,608
MobileCom AG (Other Telecommunications) .         90              28,638
RWE AG (Oil) ............................      1,800              98,613
                                                              ----------
TOTAL GERMANY                                                  1,007,330
                                                              ----------
HONG KONG (1.9%)
HSBC Holdings Plc (Investment Services) .      5,400             134,525
VTech Holdings Ltd.
 (Semiconductors and Electronics) .......     39,000             170,151
                                                              ----------
TOTAL HONG KONG                                                  304,676
                                                              ----------
IRELAND (3.8%)
Allied Irish Banks (Banks and Thrifts) ..     16,195             290,485
CRH Plc (Forest Products and Building
 Materials)..............................     14,367             248,486

                                           NUMBER OF           MARKET
                                             SHARES             VALUE
                                           ------------       ----------
IRELAND (CONTINUED)
Waterford Wedgewood (Housing and
 Furnishings)............................     94,000          $   79,888
                                                              ----------
TOTAL IRELAND                                                    618,859
                                                              ----------
ITALY (5.4%)
Arnoldo Mondadori Editor (Print Media) ..     13,000             172,262
Banca Commerciale Italiana (Banks and
 Thrifts)................................     29,000             200,492
Banca del Nazionale Lavoro (Banks and
 Thrifts) +..............................     59,400             178,134
Istituto Nazionale delle Assicurazioni
 (Insurance) +...........................     36,300              96,092
Telecom Italia SpA (Commercial Services)      17,900             153,062
Unione Immobiliare SpA
 (Real Estate Investment Trusts) + ......    155,200              81,132
                                                              ----------
TOTAL ITALY                                                      881,174
                                                              ----------
JAPAN (12.5%)
Bank of Tokyo-Mitsubishi, Ltd. (The)
 (Investment Services) ..................      8,500              88,165
Fuji Photo Film (Chemicals) .............      7,000             260,638
Fujikura Ltd. (Semiconductors and
 Electronics)............................     22,000             118,192
Fujitec Co., Ltd.
 (Forest Products and Building Materials)      6,000              38,723
Hitachi Ltd. (Semiconductors and
 Electronics)............................     30,000             186,170
Kao Corp. (Consumer Products) ...........      8,900             201,197
Mizuno Corp. (Consumer Products) ........     39,000             118,590
Nintendo Co. Ltd.
 (Semiconductors and Electronics) .......      1,200             116,489
Nippon Telegraph & Telephone
 (Major Telecommunications) .............          5              38,652
NTT Mobile Communication Network, Inc.
 (Other Telecommunications) + ...........          4             164,894
Orix Corp. (Investment Services) ........      2,250             168,351
Seino Transportation Co. Ltd. (Surface
 Transport)..............................     27,000             154,628
Shohkoh Fund & Co. (Banks and Thrifts) ..        400             129,078
SoftBank Corp. (Banks and Thrifts) ......      4,000             241,135
                                                              ----------
TOTAL JAPAN                                                    2,024,902
                                                              ----------
MEXICO (0.4%)
Grupo Financiero Banamex Accival, SA de
 CV (Banacci) (Banks and Thrifts) + .....     50,800              66,672
                                                              ----------
NETHERLANDS (8.2%)
Akzo Nobel (Chemicals) ..................      2,400             109,341
Fortis Amev NV (Insurance) ..............      2,550             211,424
Hunter Douglas NV (Consumer Services) ...      6,653             220,502
ING Groep NV (Banks and Thrifts) ........      3,670             223,912
Koninklijke Ahold NV (Commercial
 Services)...............................      4,898             181,127
Philips Electronic Nv
 (Semiconductors and Electronics) + .....      1,700             115,069
TNT Post Group NV (Surface Transport) ...      4,600             148,292
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit (Print
 Media)..................................      3,350             126,382
                                                              ----------
TOTAL NETHERLANDS                                              1,336,049
                                                              ----------
NEW ZEALAND (0.8%)
Fernz Corp. Ltd. (Chemicals) ............     40,300             124,538
                                                              ----------
NORWAY (1.9%)
Det Sondenfjelds-Norske Dampskibsselskab
 (Oil) +.................................      6,300              49,613
Merkantildata ASA (Data and Imaging
 Services)...............................     14,700             144,704


14     See Notes to Portfolio of Investments.

===============================================================================

                                           NUMBER OF           MARKET
                                             SHARES             VALUE
                                           ------------       ----------
NORWAY (CONTINUED)
Ocean Rig ASA (Oil) + ...................    420,000          $  114,661
                                                              ----------
TOTAL NORWAY                                                     308,978
                                                              ----------
SPAIN (2.3%)
Iberdrola SA (Electric Utilities) + .....     11,100             207,985
Telefonica de Espana (Major
 Telecommunications).....................      3,600             160,315
Telefonica SA Rights (Major
 Telecommunications).....................      3,600               3,201
                                                              ----------
TOTAL SPAIN                                                      371,501
                                                              ----------
SWEDEN (4.8%)
Asticus AB (Investment Services) ........      3,000              29,423
Ericsson ADR (Other Telecommunications) .      3,710              88,808
Hennes & Mauritz AB (Textiles and
 Apparel)................................        700              57,169
Industrial & Financial Systems
 (Data and Imaging Services) + ..........     14,100             162,643
NetCom AB (Major Telecommunications) + ..      2,900             118,064
Securitas AB (Consumer Services) ........     15,600             242,493
Volvo AB (Automotive) ...................      3,800              87,197
                                                              ----------
TOTAL SWEDEN                                                     785,797
                                                              ----------
SWITZERLAND (5.1%)
Adecco SA (Commercial Services) .........        410             187,164
Novartis AG Registered Shares (Health
 Services) +.............................        130             255,552
Roche Holding AG (Biotech and Medical
 Products)...............................         18             219,643
UBS AG (Banks and Thrifts) ..............        525             161,303
                                                              ----------
TOTAL SWITZERLAND                                                823,662
                                                              ----------
UNITED KINGDOM (18.6%)
Bank of Scotland (Banks and Thrifts) ....     15,700             188,070
Berisford Plc (Industrial Services) .....     37,700             112,902
British Aerospace Plc
 (Conglomerate and Aerospace) ...........     22,631             193,156
British Telecom Plc
 (Major Telecommunications) .............     12,497             187,959
Cable & Wireless Plc
 (Other Telecommunications) + ...........     11,500             140,820
Dixons Group Plc (Discretionary Retail) .     11,000             154,829
Glaxo Wellcome Plc (Drugs) ..............      5,437             187,700
Granada Group Plc (Consumer Services) + .     17,400             305,415
Kingfisher Plc (Discretionary Retail) ...     17,850             193,631
National Westminster Bank Plc
 (Banks and Thrifts) ....................      8,700             168,629
Pearson Plc (Print Media) ...............     12,100             240,944
Peninsular & Oriental Steam Navigation
 Co. (Surface Transport) + ..............     16,402             194,296
Provident Financial Plc (Consumer
 Finance)................................      2,000              29,382
Railtrack Group (Surface Transport) .....      3,974             103,804
SmithKline Beecham Plc (Drugs) ..........      9,000             124,910
Unilever Plc (Consumer Products) ........     10,200             114,889
Vodafone Group Plc (Consumer Products) ..     16,212             263,793
WPP Group Plc (Commercial Services) .....     20,100             122,061
                                                              ----------
TOTAL UNITED KINGDOM                                           3,027,190
                                                              ----------
TOTAL COMMON STOCKS (COST $13,061,499)                        15,115,118
                                                              ----------

                                            NUMBER OF           MARKET
                                             SHARES             VALUE
                                           ------------       ----------
PREFERRED STOCKS (2.1%)
GERMANY (2.1%)
Henkel KGAA (Chemicals) .................      1,550          $  138,659
Hugo Boss AG (Textiles and Apparel) + ...         60             115,274
SAP AG (Data and Imaging Services) + ....        180              85,936
                                                              ----------
TOTAL PREFERRED STOCKS (COST $267,278)                           339,869
                                                              ----------
                                           PRINCIPAL
                                             AMOUNT
                                           ------------
SHORT-TERM INVESTMENTS (0.6%)
U.S. GOVERNMENT OBLIGATIONS
U.S. Treasury, Zero Coupon, 02/18/99 ....    $100,000             99,458
TOTAL SHORT-TERM INVESTMENTS (COST $99,366)                       99,458
                                                             -----------
TOTAL INVESTMENTS (COST $13,428,143)(a)                       15,554,445
OTHER ASSETS LESS LIABILITIES                                    687,891
                                                             -----------
TOTAL NET ASSETS                                             $16,242,336
                                                             ===========




NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $13,548,199. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains................................          $2,552,104

Unrealized losses...............................            (545,857)
                                                          -----------

 Net unrealized gain............................          $2,006,246
                                                          ===========

+ Non-income producing security.

Category percentages are based on net assets.

                                       See Notes to Financial Statements.     15

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
SMALL COMPANY

===============================================================================

                                             NUMBER OF           MARKET
                                              SHARES              VALUE
                                           -------------     --------------
COMMON STOCKS (78.2%)
AIR TRANSPORT (2.8%)
Airborne Freight Corp. ..................       38,500        $ 1,388,406
Eagle USA Airfreight, Inc. + ............       59,100          1,447,950
                                                              -----------
                                                                2,836,356
                                                              -----------
AUTOMOTIVE (0.9%)
Arvin Industries, Inc. ..................       21,500            896,281
                                                              -----------
BANKS AND THRIFTS (4.7%)
Cullen/Frost Bankers, Inc. ..............       18,600          1,020,675
Greater Bay Bancorp .....................       10,900            367,875
Harbor Florida Bancshares, Inc. .........      116,600          1,304,462
Republic Security Financial Corp. .......       94,100          1,140,962
Riggs National Corp. ....................       24,100            491,038
Timberland Bancorp, Inc. ................       28,100            344,225
                                                              -----------
                                                                4,669,237
                                                              ------------
BIOTECH AND MEDICAL PRODUCTS (4.0%)
CNS, Inc. + .............................      152,800            525,250
CONMED Corp. + ..........................       25,900            854,700
i-STAT Corp. + ..........................       87,600            657,000
ICU Medical, Inc. + .....................       88,400          1,944,800
                                                              -----------
                                                                3,981,750
                                                              -----------
CHEMICALS (0.9%)
Geon Co. (The) ..........................       39,900            917,700
                                                              -----------
COMMERCIAL SERVICES (3.3%)
Nielsen Media Research ..................       93,300          1,679,400
OroAmerica, Inc. + ......................       70,900            700,138
Telespectrum Worldwide, Inc. + ..........       94,200            924,337
                                                              -----------
                                                                3,303,875
                                                              -----------
COMPUTERS (3.1%)
Alliance Semiconductor Corp. ............      201,800            819,813
Saville Systems Plc + ...................       83,600          1,588,400
SCB Computer Technology, Inc. + .........       67,600            667,550
                                                              -----------
                                                                3,075,763
                                                              -----------
CONSUMER FINANCE (1.4%)
Medallion Financial Corp. ...............       97,300          1,392,606
                                                              -----------
CONSUMER PRODUCTS (1.3%)
Church & Dwight, Inc. ...................       19,600            704,375
Suprema Specialties, Inc. + .............      126,300            631,500
                                                              -----------
                                                                1,335,875
                                                              -----------
CONSUMER SERVICES (3.4%)
GP Strategies Corp. + ...................       90,500          1,357,500
Rental Service Corp. + ..................       28,600            448,662
Ruby Tuesday, Inc. ......................       76,900          1,634,125
                                                              -----------
                                                                3,440,287
                                                              -----------
CONSUMER SPECIALTIES (0.4%)
Russ Berrie & Co., Inc. .................       16,600            390,100
                                                              -----------
DATA AND IMAGING SERVICES (6.5%)
Activision, Inc. + ......................       77,900            866,638
Emulex Corp. + ..........................       44,600          1,784,000
JDA Software Group, Inc. + ..............      152,200          1,474,437
Mapics, Inc. + ..........................       27,200            448,800

                                             NUMBER OF            MARKET
                                              SHARES              VALUE
                                           -------------      -------------

DATA AND IMAGING SERVICES (CONTINUED)
Proxim,  Inc. + .........................       71,300        $ 1,902,819
                                                              -----------
                                                                6,476,694
                                                              -----------
DRUGS (1.6%)
Dura Pharmaceuticals, Inc. + ............      107,900          1,638,731
                                                              -----------
ELECTRIC UTILITIES (4.6%)
Calpine Corp. + .........................       83,000          2,095,750
Cilcorp, Inc. ...........................       10,900            666,944
Montana Power Co. .......................        9,900            559,969
Otter Tail Power Co. ....................       11,100            442,612
Philadelphia Suburban Corp. .............       27,400            810,012
                                                              -----------
                                                                4,575,287
                                                              -----------
ELECTRONIC MEDIA (4.7%)
Ackerley Group, Inc. ....................       44,000            803,000
Jones Intercable, Inc. + ................       29,900          1,065,188
Midway Games, Inc. + ....................       50,000            550,000
Scandinavian Broadcasting System SA + ...       27,700            747,900
Young Broadcasting Corp. + ..............       35,300          1,478,187
                                                              -----------
                                                                4,644,275
                                                              -----------
FOOD AND BEVERAGE (2.0%)
Hain Food Group, Inc. (The) + ...........       34,800            870,000
Hansen Natural Corp. + ..................       76,700            412,263
Smithfields Foods,  Inc. + ..............       19,800            670,725
                                                              -----------
                                                                1,952,988
                                                              ------------
FOOD AND DRUG RETAIL (1.5%)
Ruddick Corp. ...........................       67,200          1,545,600
                                                              -----------
FOREST PRODUCTS AND BUILDING MATERIALS (1.1%)
Centex Construction Products, Inc. ......       27,300          1,109,063
                                                              -----------
GAS UTILITIES (0.8%)
Kaneb Services, Inc. + ..................      202,600            823,063
                                                              -----------
HEALTH SERVICES (2.8%)
Renex Corp. + ...........................       73,700            534,325
Shared Medical Systems Corp. ............       23,500          1,172,063
Sierra Health Services, Inc. + ..........       53,700          1,131,056
                                                              -----------
                                                                2,837,444
                                                              -----------
HOUSING AND FURNISHINGS (1.1%)
Webb (Del E) Corp. ......................       41,200          1,135,575
                                                              -----------
INDUSTRIAL SERVICES (0.8%)
Park-Ohio Holdings Corp. + ..............       54,000            816,750
                                                              -----------
INSURANCE (2.0%)
American Heritage Life Investment Corp. .       48,100          1,175,444
Automobile Protection Corp. + ...........       13,000            152,750
Scottish Annuity & Life Holdings, Ltd. +        45,900            631,125
                                                              -----------
                                                                1,959,319
                                                              -----------
MAJOR TELECOMMUNICATIONS (1.7%)
Superior TeleCom Inc. ...................       36,800          1,738,800
                                                              -----------
OIL (0.5%)
Union Pacific Resources Grp .............       50,000            453,125
                                                              -----------
OIL SERVICES (2.0%)
McDermott International, Inc. ...........       46,600          1,150,437
Seitel, Inc. + ..........................       69,800            868,138
                                                              -----------
                                                                2,018,575
                                                              -----------

16     See Notes to Portfolio of Investments.

===============================================================================

                                             NUMBER OF            MARKET
                                              SHARES              VALUE
                                           -------------      --------------
OTHER TELECOMMUNICATIONS (9.6%)
Associated Group, Inc. + ................       24,100        $ 1,036,300
ICG Communications, Inc. + ..............       57,200          1,229,800
International Fibercom, Inc. + ..........      111,600            816,075
Kushner- Locke Co. (The) + ..............      164,700          1,224,956
Metromedia International Group, Inc. + ..      196,900          1,070,644
Price Communications Corp. + ............      118,750          1,536,328
SkyTel Communications, Inc. + ...........       79,600          1,761,150
Telephone & Data Systems,  Inc. .........       20,500            921,219
                                                              -----------
                                                                9,596,472
                                                              -----------
PRODUCER GOODS (3.4%)
Alpine Group, Inc. (The) + ..............       78,200          1,173,000
Avondale Industries, Inc. + .............       60,000          1,740,000
Dal-Tile International, Inc. + ..........       46,300            480,362
                                                              -----------
                                                                3,393,362
                                                              -----------
SEMICONDUCTORS AND ELECTRONICS (2.2%)
Boston Acoustics, Inc. ..................       43,650          1,156,725
Nam Tai Electronics, Inc. ...............       95,200          1,071,000
                                                              -----------
                                                                2,227,725
                                                              -----------
SPECIALTY CHEMICALS (1.9%)
Alcide Corp. + ..........................       53,800            813,725
Eco Soil Systems, Inc. + ................      126,100          1,103,375
                                                              -----------
                                                                1,917,100
                                                              -----------
SURFACE TRANSPORT (1.0%)
Knightsbridge Tankers Ltd. ..............       46,000            957,375
                                                              -----------
TOTAL COMMON STOCKS (COST $72,236,301)                         78,057,153
                                                              -----------
                                            PRINCIPAL
                                             AMOUNT
                                           -------------
SHORT-TERM INVESTMENTS (18.0%)
Federal Home Loan Mortgage Corp.,
 4.40%, 01/04/99 ........................  $17,393,000         17,393,000
U.S. Treasury Bill, 4.50%, 02/18/99 .....      100,000             99,456
U.S. Treasury Bill, 4.77%, 02/18/99 .....      100,000             99,456
U.S. Treasury Bill, 4.98%, 02/18/99 @....      400,000            397,824
                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (COST $17,989,354)                17,989,736
                                                              -----------
TOTAL INVESTMENTS (COST $90,225,655)(a)                        96,046,889
OTHER ASSETS LESS LIABILITIES                                   3,776,085
                                                              -----------
TOTAL NET ASSETS                                              $99,822,974
                                                              ===========


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $90,569,466. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains...............................          $10,131,282

Unrealized losses..............................           (4,653,859)
                                                         -----------
 Net unrealized gain...........................          $ 5,477,423
                                                         ===========


Information concerning open futures contracts at December 31, 1998 is shown below:

                      NO. OF        INITIAL       EXPIRATION       UNREALIZED
                    CONTRACTS        VALUE           DATE         GAIN/(LOSS)
                   ------------  --------------  -------------  ----------------
 LONG CONTRACTS
-----------------
Russell 2000
Index Futures
                        56        $11,254,221       Mar 99         $  652,276
                                  ===========                      ==========

+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1998.

Category percentages are based on net assets.

                                       See Notes to Financial Statements.     17

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
VALUE OPPORTUNITY
===============================================================================


                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     --------------
COMMON STOCKS (83.0%)
AUTO PARTS AND HARDWARE (2.0%)
Dana Corp. .............................      38,000        $ 1,553,250
                                                            -----------
BANKS AND THRIFTS (1.6%)
PNC Bank Corp. .........................      22,000          1,190,750
                                                            -----------
BIOTECH AND MEDICAL PRODUCTS (5.7%)
Amgen, Inc. + ..........................      20,700          2,164,444
Monsanto Co. ...........................      45,000          2,137,500
                                                            -----------
                                                              4,301,944
                                                            -----------
COMPUTERS (9.5%)
Compaq Computer Corp. ..................      70,000          2,935,625
International Business Machines Corp. ..      13,300          2,457,175
Sun Microsystems, Inc. + ...............      21,500          1,840,937
                                                            -----------
                                                              7,233,737
                                                            -----------
CONGLOMERATE AND AEROSPACE (3.8%)
General Dynamics Corp. .................      15,000            879,375
General Electric Co. ...................      20,000          2,041,250
                                                            -----------
                                                              2,920,625
                                                            -----------
CONSUMER FINANCE (3.0%)
Federal Home Loan Mortgage Corp. .......      36,000          2,319,750
                                                            -----------
DATA AND IMAGING SERVICES (14.0%)
America Online, Inc. ...................      18,000          2,880,000
Computer Associates International, Inc.       31,000          1,321,375
Network Associates, Inc. + .............      36,000          2,385,000
Oracle Corp. + .........................      32,500          1,401,562
Sterling Commerce, Inc. + ..............      60,000          2,700,000
                                                            -----------
                                                             10,687,937
                                                            -----------
DISCRETIONARY RETAIL (0.9%)
Officemax, Inc. + ......................      58,800            712,950
                                                            -----------
DIVERSIFIED FINANCIAL SERVICES (5.3%)
American Express Co. ...................      25,000          2,556,250
Citigroup Inc. .........................      30,000          1,485,000
                                                            -----------
                                                              4,041,250
                                                            -----------
DRUGS (6.3%)
American Home Products Corp. ...........      38,000          2,139,875
Bristol-Myers Squibb Co. ...............      20,000          2,676,250
                                                            -----------
                                                              4,816,125
                                                            -----------
FOOD AND BEVERAGE (2.2%)
PepsiCo, Inc. ..........................      40,000          1,637,500
                                                            -----------
FOOD AND DRUG RETAIL (1.8%)
Albertson's, Inc. ......................      21,700          1,382,019
                                                             ----------
FOREST PRODUCTS AND BUILDING MATERIALS ( 4.0% )
Owens-Illinois, Inc. + .................      40,000          1,225,000
Sealed Air Corp. + .....................      35,000          1,787,188
                                                            -----------
                                                              3,012,188
                                                            -----------
GAS UTILITIES (1.7%)
Enron Corp. ............................      22,000          1,255,375
                                                            -----------
HOUSING AND FURNISHINGS (1.7%)
Centex Corp. ...........................      28,900          1,302,306
                                                            -----------
INSURANCE (3.5%)
Exel Ltd. ..............................      19,800          1,485,000


                                           NUMBER OF           MARKET
                                            SHARES             VALUE
                                          ------------     --------------
INSURANCE (CONTINUED)
Orion Capital Corp. ....................      30,000        $ 1,194,375
                                                            -----------
                                                              2,679,375
                                                            ------------
MAJOR TELECOMMUNICATIONS (6.6%)
AT&T Corp. .............................      20,000          1,505,000
Bell Atlantic Corp. ....................      30,200          1,715,737
Loral Space & Commmunications Ltd. + ...     100,000          1,781,250
                                                            -----------
                                                              5,001,987
                                                            -----------
OIL SERVICES (1.5%)
McDermott International, Inc. ..........      45,000          1,110,938
                                                            -----------
OTHER TELECOMMUNICATIONS (2.0%)
Century Telephone Enterprises, Inc. ....      22,700          1,532,250
                                                            -----------
REAL ESTATE INVESTMENT TRUSTS (1.5%)
Duke Realty Investments, Inc. ..........      50,000          1,162,500
                                                            -----------
SEMICONDUCTORS AND ELECTRONICS (1.7%)
Intel Corp. ............................      10,800          1,280,475
                                                            -----------
SURFACE TRANSPORT (2.7%)
Kansas City Southern Industries, Inc. ..      41,000          2,016,688
                                                            -----------
TOTAL COMMON STOCKS (COST $51,650,208)                       63,151,919
                                                            -----------
                                           PRINCIPAL
                                            AMOUNT
                                          ------------
SHORT-TERM INVESTMENTS (5.8%)
Federal Home Loan Mortgage Corp.,
 4.40%, 01/04/99 .......................  $4,083,000          4,083,000
U.S. Treasury Bill, 4.98%, 02/18/99 @...     300,000            298,368
                                                            -----------
TOTAL SHORT-TERM INVESTMENTS (COST $4,381,134)                4,381,368
                                                            -----------
TOTAL INVESTMENTS (COST $56,031,342)(a)                      67,533,287
OTHER ASSETS LESS LIABILITIES                                 8,575,419
                                                            -----------
TOTAL NET ASSETS                                            $76,108,706
                                                            ===========


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $56,031,342. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains..............................           $13,272,603

Unrealized losses.............................            (1,770,658)
                                                         -----------
 Net unrealized gain..........................           $11,501,945
                                                         ===========


18     See Notes to Portfolio of Investments.

Information concerning open futures contracts at December 31, 1998 is shown below:

                          NO. OF       INITIAL      EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                        -----------  ------------  ------------  ---------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures        9        $2,603,283      Mar 99       $  199,011
                                      ==========                   ==========



+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1998.

Category percentages are based on net assets.

                                       See Notes to Financial Statements.     19

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
===============================================================================


ASSETS:
Investments, at market value ..........................................
Cash ..................................................................
Cash denominated in foreign currencies ................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Variation margin .....................................................
 Recoverable foreign taxes ............................................
 Reimbursment from Investment Adviser .................................
Prepaid expenses ......................................................
Gross unrealized gain on forward foreign currency exchange contracts ..
     Total assets .....................................................
LIABILITIES:
Payable for:
 Investments purchased ................................................
 Fund shares redeemed .................................................
Accrued investment advisory fees ......................................
Accrued administrative service fees ...................................
Accrued custody fees ..................................................
Other liabilities .....................................................
Gross unrealized loss on forward foreign currency exchange contracts ..
     Total liabilities ................................................
 NET ASSETS ...........................................................
NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................
Net unrealized gain on investments, open futures contracts and foreign currency related transactions ................................
Undistributed net investment income ...................................
Accumulated net realized gain (loss) on investments ...................
 NET ASSETS ...........................................................
CAPITAL SHARES:
Authorized ............................................................
Par value .............................................................
Outstanding ...........................................................
Net asset value, offering and redemption price per share (net assets divided by shares outstanding) .......................................

Cost of investments ...................................................
Cost of cash denominated in foreign currencies ........................



20     See Notes to Financial Statements.

===============================================================================

                       GROWTH       INTERNATIONAL    SMALL COMPANY    VALUE OPPORTUNITY
                   ---------------  --------------  ---------------  -------------------

                    $122,947,611     $ 15,554,445    $ 96,046,889       $ 67,533,287
                             638          160,321           5,006             10,274
                              --          843,359              --                 --

                          46,308            2,848          57,696             31,888
                         692,782          882,661              --            249,492
                      21,460,568           12,224       8,170,576          8,297,332
                          15,300               --         217,000              7,650
                              --           19,259              --                 --
                              --           14,120              --             34,693
                              38               92              46                 40
                              --            7,229              --                 --
                    ------------     ------------    ------------       ------------
                     145,163,245       17,496,558     104,497,213         76,164,656
                    ------------     ------------    ------------       ------------


                       2,705,072        1,070,684       4,580,688                 --
                              --           38,579           4,571                  2
                          63,762           11,618          61,821             36,559
                           7,970            1,025           6,182              4,570
                          11,495           57,989           8,474              4,362
                          11,707            7,248          12,503             10,457
                              --           67,079              --                 --
                    ------------     ------------    ------------       ------------
                       2,800,006        1,254,222       4,674,239             55,950
                    ------------     ------------    ------------       ------------
                    $142,363,239     $ 16,242,336    $ 99,822,974       $ 76,108,706
                    ============     ============    ============       ============

                    $126,361,184     $ 13,892,819    $100,223,981       $ 66,911,800
                      22,355,473        2,069,277       6,473,510         11,700,956
                              --          117,527          49,652              7,394
                      (6,353,418)         162,713      (6,924,169)        (2,511,444)
                    ------------     ------------    ------------       ------------
                    $142,363,239     $ 16,242,336    $ 99,822,974       $ 76,108,706
                    ============     ============    ============       ============

                     Two Billion      Two Billion     Two Billion        Two Billion
                    $      0.001     $      0.001    $      0.001       $      0.001
                      10,523,017        1,401,826       7,806,428          5,283,086
                    $      13.53     $      11.59    $      12.79       $      14.41

                    $100,990,161     $ 13,428,143    $ 90,225,655       $ 56,031,342
                    $         --     $    841,615    $         --       $         --


                                       See Notes to Financial Statements.     21

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF OPERATIONS
===============================================================================


INVESTMENT INCOME:
Dividends .............................................................
Interest ..............................................................

Foreign taxes withheld on dividends ...................................
     Total investment income ..........................................
INVESTMENT EXPENSES:
Investment advisory fees ..............................................
Administrative services fees ..........................................
Printing and postage ..................................................
Custody fees ..........................................................
Transfer agent fees ...................................................
Audit fees ............................................................
Directors' fees .......................................................
Registration fees .....................................................
Miscellaneous expenses ................................................
Expenses before reimbursement and waiver from Investment Adviser ......
Expense reimbursement and waiver from Investment Adviser ..............
     Net expenses .....................................................
Net investment income .................................................
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions.................................
     Net realized gain (loss) on investments ..........................
Net change in unrealized gain or loss on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions.................................
     Net change in unrealized gain or loss on investments .............
     Net realized and change in unrealized gain or loss on investments
Net increase (decrease) in net assets resulting from operations .......


22     See Notes to Financial Statements.

===============================================================================

                GROWTH         INTERNATIONAL      SMALL COMPANY       VALUE OPPORTUNITY
              YEAR ENDED         YEAR ENDED         YEAR ENDED           YEAR ENDED
             DECEMBER 31,       DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                 1998               1998               1998                 1998
             ------------      -------------      -------------       -----------------

             $   240,334        $  305,791         $   491,116          $   456,116
                 405,964            21,677             646,793              329,780
             -----------        ----------         -----------          -----------
                 646,298           327,468           1,137,909              785,896
                    (275)          (32,976)                 --                   --
             -----------        ----------         -----------          -----------
                 646,023           294,492           1,137,909              785,896
             -----------        ----------         -----------          -----------

                 338,707           146,226             469,286              281,489
                  45,786            25,419              56,587               42,429
                   3,293             4,791               4,190                3,928
                  17,373           114,499              11,798                5,347
                   1,777             1,736               1,564                1,774
                  10,843            12,783              10,883               10,872
                     955               304               1,166                  876
                   3,623               239               2,479                1,278
                     124               179                 312                  256
             -----------        ----------         -----------          -----------
                 422,481           306,176             558,265              348,249
                      --          (106,431)                 --                   --
             -----------        ----------         -----------          -----------
                 422,481           199,745             558,265              348,249
             -----------        ----------         -----------          -----------
                 223,542            94,747             579,644              437,647
             -----------        ----------         -----------          -----------



              (6,244,345)        1,272,181          (5,722,220)          (3,275,264)
                  25,603          (319,355)         (1,155,246)             776,059
                      --            70,545                  --                   --
             -----------        ----------         -----------          -----------
              (6,218,742)        1,023,371          (6,877,466)          (2,499,205)
             -----------        ----------         -----------          -----------

              21,675,399         1,724,909           4,963,030           11,092,471
                 398,023           (72,759)            606,976              199,011
                      --              (813)                 --                   --
             -----------        ----------         -----------          -----------
              22,073,422         1,651,337           5,570,006           11,291,482
             -----------        ----------         -----------          -----------
              15,854,680         2,674,708          (1,307,460)           8,792,277
             -----------        ----------         -----------          -----------
             $16,078,222        $2,769,455         $  (727,816)         $ 9,229,924
             ===========        ==========         ===========          ===========


                                       See Notes to Financial Statements.     23

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================


                                                        GROWTH
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $    223,542        $    17,877
Net realized gain (loss) on investments      (6,218,742)         1,465,898
Net change in unrealized gain or loss
 on investments........................      22,073,422            204,394
                                           ------------        -----------
 Net increase in net assets resulting
 from operations.......................      16,078,222          1,688,169
                                           ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............        (233,463)           (15,218)
 From net realized gains on investments              --         (1,600,576)
                                           ------------        -----------
 Decrease in net assets from
 distributions to shareholders.........        (233,463)        (1,615,794)
                                           ------------        -----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.............     133,494,697          6,712,100
 Net asset value of shares issued upon
  reinvestment of distributions........         233,463          1,436,186
 Payments for shares redeemed..........     (13,173,524)        (7,431,424)
                                           ------------        -----------
 Net increase in net assets from fund
 share transactions....................     120,554,636            716,862
                                           ------------        -----------
Net change in net assets...............     136,399,395            789,237
NET ASSETS:
Beginning of period....................       5,963,844          5,174,607
                                           ------------        -----------
End of period..........................    $142,363,239        $ 5,963,844
                                           ============        ===========
End of period net assets includes
 distributions in excess of net
 investment income.....................    $         --        $      (393)
                                           ============        ===========
SHARE TRANSACTIONS:
 Number of shares sold.................      11,095,048            500,364
 Number of shares issued upon
  reinvestment of distributions........          17,449            147,415
 Number of shares redeemed.............      (1,195,162)          (552,097)
                                           ------------        -----------
 Net increase..........................       9,917,335             95,682
                                           ============        ===========



24    See Notes to Financial Statements.

===============================================================================


                                                   INTERNATIONAL
                                      ---------------------------------------
                                                              PERIOD FROM
                                                           DECEMBER 22, 1997
                                                            (COMMENCEMENT OF
                                         YEAR ENDED           OPERATIONS)
                                      DECEMBER 31, 1998   TO DECEMBER 31, 1997
                                      -----------------   --------------------
FROM OPERATIONS:
Net investment income (loss)........    $     94,747          $    (3,667)
Net realized gain (loss) on
 investments........................       1,023,371               (2,665)
Net change in unrealized gain or
 loss on investments................       1,651,337              417,940
                                        ------------          -----------
 Net increase in net assets
 resulting from operations..........       2,769,455              411,608
                                        ------------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.........         (17,927)                  --
 From net realized gains on
  investments.......................        (813,619)                  --
                                        ------------          -----------
 Decrease in net assets from
 distributions to shareholders......        (831,546)                  --
                                        ------------          -----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold..........      11,492,897           15,000,000
 Net asset value of shares issued
  upon reinvestment of distributions         814,794                   --
 Payments for shares redeemed.......     (13,414,872)                  --
                                        ------------          -----------
 Net increase (decrease) in net
 assets from fund share transactions      (1,107,181)          15,000,000
                                        ------------          -----------
Net change in net assets............         830,728           15,411,608
NET ASSETS:
Beginning of period.................      15,411,608                   --
                                        ------------          -----------
End of period.......................    $ 16,242,336          $15,411,608
                                        ============          ===========
End of period net assets includes
 undistributed net investment income    $    117,527          $     8,604
                                        ============          ===========
SHARE TRANSACTIONS:
 Number of shares sold..............         971,299            1,500,000
 Number of shares issued upon
  reinvestment of distributions.....          70,485                   --
 Number of shares redeemed..........      (1,139,958)                  --
                                        ------------          -----------
 Net increase (decrease)............         (98,174)           1,500,000
                                        ============          ===========


                                       See Notes to Financial Statements.     25

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
===============================================================================


                                                    SMALL COMPANY
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income..................    $    579,644        $    54,197
Net realized gain (loss) on investments      (6,877,466)         1,204,297
Net change in unrealized gain or loss
 on investments........................       5,570,006            845,007
                                           ------------        -----------
 Net increase (decrease) in net assets
 resulting from operations.............        (727,816)         2,103,501
                                           ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............        (544,565)           (38,702)
 From net realized gains on investments        (230,169)        (1,020,831)
                                           ------------        -----------
 Decrease in net assets from
 distributions to shareholders.........        (774,734)        (1,059,533)
                                           ------------        -----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.............     109,090,666         18,008,547
 Net asset value of shares issued upon
  reinvestment of distributions........         774,734          1,059,533
 Payments for shares redeemed..........     (26,641,691)        (7,167,808)
                                           ------------        -----------
 Net increase in net assets from fund
 share transactions....................      83,223,709         11,900,272
                                           ------------        -----------
Net change in net assets...............      81,721,159         12,944,240
NET ASSETS:
Beginning of period....................      18,101,815          5,157,575
                                           ------------        -----------
End of period..........................    $ 99,822,974        $18,101,815
                                           ============        ===========
End of period net assets includes
 undistributed net investment income...    $     49,652        $    14,573
                                           ============        ===========
SHARE TRANSACTIONS:
 Number of shares sold.................       8,539,090          1,353,068
 Number of shares issued upon
  reinvestment of distributions........          60,652             83,662
 Number of shares redeemed.............      (2,210,865)          (529,179)
                                           ------------        -----------
 Net increase..........................       6,388,877            907,551
                                           ============        ===========


26     See Notes to Financial Statements.

===============================================================================
                                                  VALUE OPPORTUNITY
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $    437,647        $    67,766
Net realized gain (loss) on investments      (2,499,205)         1,683,762
Net change in unrealized gain or loss
 on investments........................      11,291,482            307,085
                                           ------------        -----------
 Net increase in net assets resulting
 from operations.......................       9,229,924          2,058,613
                                           ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............        (387,014)           (65,555)
 From net realized gains on investments        (339,496)        (1,379,694)
                                           ------------        -----------
 Decrease in net assets from
 distributions to shareholders.........        (726,510)        (1,445,249)
                                           ------------        -----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.............      67,879,273          9,237,674
 Net asset value of shares issued upon
  reinvestment of distributions........         726,510          1,445,249
 Payments for shares redeemed..........     (10,147,268)        (7,351,123)
                                           ------------        -----------
 Net increase in net assets from fund
 share transactions....................      58,458,515          3,331,800
                                           ------------        -----------
Net change in net assets...............      66,961,929          3,945,164
NET ASSETS:
Beginning of period....................       9,146,777          5,201,613
                                           ------------        -----------
End of period..........................    $ 76,108,706        $ 9,146,777
                                           ============        ===========
End of period net assets includes
 undistributed net investment income...    $      7,394        $     1,435
                                           ============        ===========
SHARE TRANSACTIONS:
 Number of shares sold.................       5,269,016            664,790
 Number of shares issued upon
  reinvestment of distributions........          53,123            121,772
 Number of shares redeemed.............        (806,672)          (528,943)
                                           ------------        -----------
 Net increase..........................       4,515,467            257,619
                                           ============        ===========


                                       See Notes to Financial Statements.     27

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

===============================================================================
1. ORGANIZATION

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Company to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers eleven portfolios. This report covers four diversified portfolios: Aetna Growth VP, Aetna International VP, Aetna Small Company VP and Aetna Value Opportunity VP (Portfolios).

The following is each Portfolio's investment objective:

   AETNA GROWTH VP (Growth) seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.

   AETNA INTERNATIONAL VP (International) seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. International will not target any given level of current income.

   AETNA SMALL COMPANY VP (Small Company) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

   AETNA VALUE OPPORTUNITY VP (Value Opportunity) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

Shares of each Portfolio are currently owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. All shares are currently held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

Effective May 1, 1998, Aeltus Investment Management, Inc. (Aeltus) became the Investment Adviser to each Portfolio. Prior to May 1, 1998, ALIAC acted as Investment Adviser and Aeltus served as Sub-Adviser to the Portfolios. Effective October 1, 1998, Bradley, Foster & Sargent, Inc. (Bradley) was appointed Sub-Advisor to Value Opportunity. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

A. VALUATION OF INVESMENTS

Investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

===============================================================================

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchanges at the end of each day of each applicable foreign market. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios invest in financial futures contracts as a hedge against existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. Each Portfolio may invest up to 15% of its total assets in illiquid securities. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
===============================================================================


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Futhermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

F. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES

Each Portfolio pays Aeltus a monthly fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual Investment Advisory fees, as of December 31, 1998:

                                           ADVISORY FEE
                                           ------------
                      Growth                   0.60%
                      International            0.85%
                      Small Company            0.75%
                      Value Opportunity        0.60%

Aeltus has served as the Investment Adviser for the Portfolios since May 1, 1998. Prior to May 1, 1998, ALIAC served as Investment Adviser and Aeltus served as Sub-Adviser. As Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period January 1, 1998 through April 30, 1998, ALIAC collected $229,873 from the Portfolios, of which it paid $141,634 to Aeltus.

Effective October 1, 1998, Aeltus entered into a subadvisory agreement with Bradley for Value Opportunity. As Sub-Adviser, Bradley supervises the investment and reinvestment of equity securities. The Subadvisory Agreement provides that Aeltus will pay Bradley a subadvisory fee at an annual rate of 0.15% of Value Opportunity's average daily net assets on the first $250 million and 0.10% of Value Opportunity's average daily net assets above $250 million. For the period October 1, 1998 through December 31, 1998, Aeltus paid Bradley $21,668.

===============================================================================
3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES (CONTINUED)

Aeltus has entered into a consulting agreement with Bradley for Value Opportunity and Aetna Value Opportunity Fund, a portfolio of Aetna Series Fund, Inc., under which Bradley will provide assistance with shareholder communications, contribute to marketing efforts and other non-investment advisory services for the Value Opportunity Funds in exchange for payment from the Investment Adviser. For the period October 1, 1998 through December 31, 1998, Aeltus paid Bradley $39,000.

Effective May 1, 1998, each Portfolio pays expenses incurred in exchange for services provided by auditors, legal firms, transfer agents, custodian banks and financial printers. Each Portfolio pays its proportionate share of compensation to the Fund's Board of Directors and its proportionate share of insurance premiums. Each Portfolio pays its direct costs incurred to mail shareholder reports, register its shares with the Securities and Exchange Commission and any other costs incurred by the Portfolio. In addition, each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate is 0.075% on the first $5 billion in Portfolio assets and 0.050% on all Portfolio assets over $5 billion.

Prior to May 1, 1998, ALIAC acted as Administrator to the Portfolios. As Administrator, ALIAC paid all the expenses of the Portfolios on their behalf, supervised the Portfolios' other service providers and provided the Portfolios with certain administrative and shareholder services. In exchange for these services, ALIAC received an administrative services fee at an annual rate of up to 0.30% of each Portfolio's average daily net assets. For the period January 1, 1998 through April 30, 1998, ALIAC collected $61,016 in administrative services fees from the Portfolios.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.425% of the Portfolios' average daily net assets. For the period May 1, 1998 through December 31, 1998, Aeltus paid ALIAC $494,721.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse a Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Portfolio's yield and total return.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1998 were:

                                            COST OF PURCHASES      PROCEEDS FROM SALES
                                            -----------------      -------------------
                      Growth               $163,597,939            $74,367,925
                      International          26,362,696            28,875,731
                      Small Company         155,596,855            91,979,168
                      Value Opportunity      97,237,412            49,810,140

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
===============================================================================


6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

At December 31, 1998, International had the following open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized loss of $59,850 on these contracts, is included in the accompanying financial statements. The terms of the open contracts are as follows:

INTERNATIONAL
-------------                   U.S. $ VALUE                 U.S. $ VALUE
EXCHANGE        CURRENCY TO     DECEMBER 31,   CURRENCY TO   DECEMBER 31,   UNREALIZED
 DATE           BE DELIVERED        1998       BE RECEIVED       1998       GAIN (LOSS)
-------------   ------------    ------------   -----------    ------------  -----------

CONTRACTS TO SELL
-----------------
   1/19/99         464,000         $83,149        82,221        $82,221       $(928)
                French Franc                   U.S. Dollar

-----------------------------------------------------------------------------------------
   1/19/99         67,000          12,006         12,100        12,100          94
                French Franc                   U.S. Dollar

-----------------------------------------------------------------------------------------
   1/19/99         72,000          12,902         12,965        12,965          63
                French Franc                   U.S. Dollar

-----------------------------------------------------------------------------------------
   1/19/99         31,000           5,562         5,493          5,493         (69)
                French Franc                   U.S. Dollar

-----------------------------------------------------------------------------------------
   1/19/99         360,000         64,813         63,792        63,792        (1,021)
                French Franc                   U.S. Dollar

-----------------------------------------------------------------------------------------
   1/19/99         970,000         173,134       171,885        171,885       (1,249)
                French Franc                   U.S. Dollar

-----------------------------------------------------------------------------------------
   2/22/99         33,000           5,892         5,930          5,930          38
                French Franc                   U.S. Dollar

-----------------------------------------------------------------------------------------
   2/22/99         462,000         82,924         83,019        83,019          95
                French Franc                   U.S. Dollar

-----------------------------------------------------------------------------------------
   1/21/99         191,000         114,804       117,611        117,611        2,807
                   German                      U.S. Dollar
                   Deutschemark
-----------------------------------------------------------------------------------------
   2/3/99          32,000          19,246         19,415        19,415          169
                   German                      U.S. Dollar
                   Deutschemark
-----------------------------------------------------------------------------------------
   2/3/99           1,000            601           598            598           (3)
                   German                      U.S. Dollar
                   Deutschemark
-----------------------------------------------------------------------------------------
   2/3/99          70,000          42,288         42,470        42,470          182
                   German                      U.S. Dollar
                   Deutschemark
-----------------------------------------------------------------------------------------
   2/3/99          22,000          13,156         13,348        13,348          192
                  German                       U.S. Dollar
                   Deutschemark
-----------------------------------------------------------------------------------------
   2/3/99          210,000         125,779       127,412        127,412        1,633
                   German                      U.S. Dollar
                   Deutschemark
-----------------------------------------------------------------------------------------
   2/3/99          17,000          10,191         10,167        10,167         (24)
                   German                      U.S. Dollar
                   Deutschemark
-----------------------------------------------------------------------------------------
   2/19/99         390,000         48,647         48,891        48,891         244
                   Hong Kong Dollar             U.S. Dollar

-----------------------------------------------------------------------------------------
   2/19/99         110,000         13,890         13,790        13,790         (100)
                   Hong Kong Dollar             U.S. Dollar

-----------------------------------------------------------------------------------------


32

========================================================================================

INTERNATIONAL (continued)
------------------------       U.S. $ VALUE                 U.S. $ VALUE
EXCHANGE        CURRENCY TO     DECEMBER 31,   CURRENCY TO   DECEMBER 31,   UNREALIZED
 DATE           BE DELIVERED        1998       BE RECEIVED       1998       GAIN (LOSS)
-------------   ------------    ------------   -----------    ------------  -----------

CONTRACTS TO SELL (CONTINUED)
-----------------------------
   1/27/99       36,350,000       $323,384       311,750       $311,750      $(11,634)
                Japanese Yen                   U.S. Dollar

-----------------------------------------------------------------------------------------
   1/27/99        3,440,000        30,604         29,164        29,164        (1,440)
                Japanese Yen                   U.S. Dollar

-----------------------------------------------------------------------------------------
   1/27/99        5,360,000        44,257         45,969        45,969         1,712
                Japanese Yen                   U.S. Dollar

-----------------------------------------------------------------------------------------
   2/26/99       49,040,000        437,981       411,203        411,203      (26,778)
                Japanese Yen                   U.S. Dollar

-----------------------------------------------------------------------------------------
   2/26/99        5,840,000        50,642         48,969        48,969        (1,673)
                Japanese Yen                   U.S. Dollar

-----------------------------------------------------------------------------------------
   3/17/69       69,878,000        625,694       606,580        606,580      (19,114)
                Japanese Yen                   U.S. Dollar

-----------------------------------------------------------------------------------------
   3/17/69       42,410,000        368,542       368,142        368,142        (400)
                Japanese Yen                   U.S. Dollar

-----------------------------------------------------------------------------------------
   1/19/99        1,000,000        131,125       128,493        128,493       (2,632)
                Norwegian Kroner               U.S. Dollar

-----------------------------------------------------------------------------------------
   1/25/99        4,000,000         2,134         2,120          2,120         (14)
                Norwegian Kroner               U.S. Dollar

-----------------------------------------------------------------------------------------
                                                                             $(59,850)
                                                                            =============


7. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Internal Revenue Code, the following capital loss carryforwards have been incurred at December 31, 1998:

                                             CAPITAL LOSS
                                             CARRYFORWARD      EXPIRATION DATE
                                             ------------      ---------------
                      Growth                 $5,846,950              2006
                      Small Company           5,927,829              2006
                      Value Opportunity       2,312,434               2006

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

CAPITAL APPRECIATION PORTFOLIOS
ADDITIONAL INFORMATION
OCTOBER 31, 1998
===============================================================================
FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

                      Growth                      100.00%
                      Small Company                55.90%
                      Value Opportunity            54.91%

International intends to elect to pass through the credit for taxes paid in foreign countries during the year. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding on December 31, 1998) are as follows:

COUNTRY                  DIVIDENDS   FOREIGN TAX
--------------------------------------------------
Australia                  0.0147      0.0001
Belgium                    0.0031      0.0005
Canada                     0.0024      0.0004
Denmark                    0.0040      0.0007
Finland                    0.0070      0.0010
France                     0.0233      0.0000
Germany                    0.0216      0.0022
Hong Kong                  0.0033      0.0000
Ireland                    0.0050      0.0000
Italy                      0.0084      0.0013
Japan                      0.0137      0.0021
Netherlands                0.0105      0.0018
New Zealand                0.0027      0.0004
Norway                     0.0059      0.0009
Spain                      0.0076      0.0011
Sweden                     0.0145      0.0022
Switzerland                0.0132      0.0020
United Kingdom             0.0458      0.0063

The pass through of the foreign tax credit will affect only those shareholders of the International who are holders on the dividend record date in December 1998. Accordingly, shareholders will receive more detailed information along with their Form 1099-DIV in January 1999.

================================================================================

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
On September 4, 1998, a Special Shareholder Meeting was held for Value Opportunity. Shareholders of record on June 30, 1998 were entitled to vote at the meeting. The shareholders of Value Opportunity voted to approve a Subadvisory Agreement with Bradley. See Note 3 of Notes to Financial Statements for a description of the services provided and the compensation arrangement defined by the terms of the agreement. Results of the vote were:

                                             VOTES CAST  VOTES CAST
                                                FOR       AGAINST    ABSTENTIONS
                                             -------------------------------------
                      Value Opportunity      1,429,046     34,772      79,746


YEAR 2000 (UNAUDITED)

The Portfolios receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS
GROWTH
===============================================================================
Selected data for a fund share outstanding throughout each period:


                                                              PERIOD FROM
                                                           DECEMBER 13, 1996
                              YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                             DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                                 1998          1997       TO DECEMBER 31, 1996
                             ------------  ------------   --------------------

Net asset value, beginning
 of period ................   $   9.85       $ 10.15           $10.00
                              --------       -------           ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ....       0.03          0.04+            0.01+
 Net realized and change in
 unrealized gain or loss on
 investments...............       3.68          3.27             0.15
                              --------       -------           ------
   Total from investment
    operations.............       3.71          3.31             0.16
                              --------       -------           ------
LESS DISTRIBUTIONS:
 From net investment income      (0.03)        (0.03)           (0.01)
 From net realized gains on
 investments...............         --         (3.58)              --
                              --------       -------           ------
   Total distributions ....      (0.03)        (3.61)           (0.01)
                              --------       -------           ------
Net asset value, end of
 period....................   $  13.53       $  9.85           $10.15
                              ========       =======           ======

Total return* .............      37.68%        33.01%            1.57%
Net assets, end of period
 (000's)...................   $142,363       $ 5,964           $5,175
Ratio of net expenses to
 average net assets .......       0.75%         0.75%            0.67%(1)
Ratio of net investment
 income to average net
 assets....................       0.40%         0.29%            1.99%(1)
Portfolio turnover rate ...     152.99%       207.41%            1.97%

(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.



36     See Notes to Financial Statements.

INTERNATIONAL
===============================================================================
Selected data for a fund share outstanding throughout each period:


                                                              PERIOD FROM
                                                           DECEMBER 22, 1997
                                            YEAR ENDED      (COMMENCEMENT OF
                                           DECEMBER 31,       OPERATIONS)
                                               1998       TO DECEMBER 31, 1997
                                           ------------   --------------------

Net asset value, beginning of period ....    $ 10.27            $ 10.00
                                             -------            -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................       0.07                 --
 Net realized and change in unrealized
 gain or loss on investments ............       1.87               0.27
                                             -------            -------
   Total from investment operations .....       1.94               0.27
                                             -------            -------
LESS DISTRIBUTIONS:
 From net investment income .............      (0.01)                --
 From net realized gains on investments .      (0.61)                --
                                             -------            -------
   Total distributions ..................      (0.62)                --
                                             -------            -------
Net asset value, end of period ..........    $ 11.59            $ 10.27
                                             =======            =======

Total return* ...........................      18.92%              2.74%
Net assets, end of period (000's) .......    $16,242            $15,412
Ratio of net expenses to average net
 assets..................................       1.15%              1.15%(1)
Ratio of net investment income to average
 net assets .............................       0.55%             (0.98)%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .......       1.77%                --
Portfolio turnover rate .................     158.02%              0.71%




(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.


                                       See Notes to Financial Statements.     37

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
SMALL COMPANY
===============================================================================

Selected data for a fund share outstanding throughout each period:


                                                              PERIOD FROM
                                                           DECEMBER 27, 1996
                              YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                             DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                                 1998          1997       TO DECEMBER 31, 1996
                             ------------  ------------   --------------------

Net asset value, beginning
 of period ................    $ 12.77       $ 10.11           $10.00
                               -------       -------           ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income ....       0.07          0.04+            0.01+
 Net realized and change in
  unrealized gain or loss on
  investments..............       0.07          3.44             0.11
                               -------       -------           ------
   Total from investment
    operations.............       0.14          3.48             0.12
                               -------       -------           ------
LESS DISTRIBUTIONS:
 From net investment income      (0.08)        (0.03)           (0.01)
 From net realized gains on
  investments..............      (0.04)        (0.79)              --
                               -------       -------           ------
   Total distributions ....      (0.12)        (0.82)           (0.01)
                               -------       -------           ------
Net asset value, end of
 period....................    $ 12.79       $ 12.77           $10.11
                               =======       =======           ======

Total return* .............       1.10%        34.49%            1.23%
Net assets, end of period
 (000's)...................    $99,823       $18,102           $5,158
Ratio of net expenses to
 average net assets .......       0.89%         0.90%            0.55%(1)
Ratio of net investment
 income to average net
 assets....................       0.93%         0.78%            5.96%(1)
Portfolio turnover rate ...     185.29%       180.25%              --

(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.



38     See Notes to Financial Statements.

VALUE OPPORTUNITY
===============================================================================
Selected data for a fund share outstanding throughout each period:


                                                              PERIOD FROM
                                                           DECEMBER 13, 1996
                              YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                             DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                                 1998          1997       TO DECEMBER 31, 1996
                             ------------  ------------   --------------------

Net asset value, beginning
 of period ................    $ 11.92       $ 10.20           $10.00
                               -------       -------           ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income ....       0.09          0.11+            0.02+
 Net realized and change in
  unrealized gain or loss on
  investments...............      2.56          3.90             0.20
                               -------       -------           ------
   Total from investment
    operations.............       2.65          4.01             0.22
                               -------       -------           ------
LESS DISTRIBUTIONS:
 From net investment income      (0.08)        (0.10)           (0.02)
 From net realized gains on
  investments...............     (0.08)        (2.19)              --
                               -------       -------           ------
   Total distributions ....      (0.16)        (2.29)           (0.02)
                               -------       -------           ------
Net asset value, end of
 period....................    $ 14.41       $ 11.92           $10.20
                               =======       =======           ======

Total return* .............      22.39%        39.36%            2.15%
Net assets, end of period
 (000's)...................    $76,109       $ 9,147           $5,202
Ratio of net expenses to
 average net assets .......       0.74%         0.75%            0.67%(1)
Ratio of net investment
 income to average net
 assets....................       0.93%         1.06%            2.73%(1)
Portfolio turnover rate ...     125.72%       187.84%              --



(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                       See Notes to Financial Statements.     39

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholders
Aetna Variable Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Growth VP, Aetna International VP, Aetna Small Company VP, and Aetna Value Opportunity VP, series of Aetna Variable Portfolios, Inc. (collectively the Capital Appreciation Portfolios), including the portfolios of investments as of December 31, 1998 and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the years or periods in the two-year period then ended and financial highlights for each of the years in the two-year period ended December 31, 1998 and the period from December 13, 1996 (commencement of operations) to December 31, 1996 for Aetna Growth VP and Aetna Value Opportunity VP, for the year ended December 31, 1998 and the period from December 22, 1997 (commencement of operations) to December 31, 1997 for Aetna International VP and for each of the years in the two-year period ended December 31, 1998 and the period from December 27, 1996 (commencement of operations) to December 31, 1996 for Aetna Small Company VP. These financial statements and financial highlights are the responsibility of the Capital Appreciation Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Growth VP, Aetna International VP, Aetna Small Company VP, and Aetna Value Opportunity VP as of December 31, 1998, results of their operations for the year then ended, changes in their net assets for the years or periods in the two-year period then ended and financial highlights for each of the years or periods specified in the first paragraph above, in conformity with generally accepted accounting principles.




                                               KPMG LLP


Hartford, Connecticut
January 29, 1999

[Begin Line Chart]

Aetna Balanced VP, Inc.

          Growth of $10,000

           Aetna    Lehman Brothers
          Balanced    Aggregate                          60% S&P 500/40% Lehman
          VP, Inc.   Bond Index        S&P 500 Index       Brothers Aggregate
04/89      10,000      10,000            10,000               10,000
12/89      10,730      11,325            12,297               11,913
12/90      11,339      12,340            11,915               12,129
12/91      13,429      14,314            15,545               15,133
12/92      14,289      15,373            16,729               16,281
12/93      15,699      16,872            18,416               17,908
12/94      15,627      16,380            18,659               17,849
12/95      19,882      19,405            25,671               23,143
12/96      22,898      20,109            31,562               26,607
12/97      28,046      22,051            42,092               32,940
12/98      32,798      23,965            54,120               40,065

[End Line Chart]


--------------------------------------------
       Average Annual Total Returns
 for the period ended December 31, 1998*
--------------------------------------------
Inception Date  1 Year  5 Years  Inception
--------------------------------------------
   04/03/89     16.93%  15.87%    12.96%
--------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.


                            AETNA BALANCED VP, INC.

HOW DID THE FUND PERFORM DURING THE PERIOD?

Aetna Balanced VP, Inc. (Balanced) generated a 16.93% total return, net of fund expenses, for the year ended December 31, 1998. The benchmark, 60% Standard & Poor's (S&P) 500 Index(a)/40% Lehman Brothers Aggregate Bond Index(b), returned 20.98% for the same period. Among variable annuity domestic hybrid stock funds tracked by Morningstar, Inc., the Fund ranked in the top 32% (out of 593 funds) and 17% (out of 356 funds) for the past one and five year periods ended December 31, 1998, respectively.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

While the first half of the year was one of low volatility with the Federal Reserve on hold, the third quarter witnessed a series of shocks such as the Russian crisis and Asian market instability which led to global equity market declines and the Long Term Management Capital LP debacle. A resulting flight to quality occurred throughout the equity and fixed income markets, causing large cap stocks to outperform small cap stocks and U.S. Treasuries to be the asset of choice within the fixed income market. With fears of a credit crunch and global recession growing, the Federal Reserve cut rates three times from September through November. These easings, plus the ability of the U.S. economy to continue its above trend growth, caused these fears to subside in the fourth quarter. Important trends in the U.S. equity markets in 1998 included the above-mentioned size effect (large stocks did better than small stocks) and growth stocks outperformed value stocks. Within the bond market, spreads on corporate and mortgage issues recovered from very wide levels in the third quarter, but still ended the year materially wider than their longer run averages.


                                                 See Definition of Terms.     41

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The main driver of the Fund's underperformance versus the benchmark over the past twelve months has been an underweight position in large cap stocks in favor of small cap stocks. For the year, the S&P 500 returned 28.57%, an amazing 29.87% more than the S&P Smallcap 600(d) return of -1.30%. This spread between large cap and small cap returns was one of the largest ever recorded. In addition, being overweight in high yield bonds hurt relative performance as the market's global economic concerns caused investors to favor issues of the highest quality and liquidity. Although small cap stocks underperformed in 1998, we believe that the attractive fundamental value of these issues will enhance portfolio returns over the longer run.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Given the continuing strength of the U.S. economy, the lack of inflationary pressures and the Federal Reserve's relatively prompt response to the worldwide deterioration in credit conditions, it is a reasonably favorable environment for stocks going forward. However, risks remain, including further currency devaluations in emerging economies, continued weakness in Japan, or a slowdown in domestic spending due to declining personal savings rates. Thus, constant monitoring of economic conditions and careful issue selection will continue to be critical in the months ahead. In terms of asset allocation, we increased the Fund's exposure to small cap stocks during the fourth quarter to take advantage of their attractive valuations. In addition, we swapped from cash and U.S. Treasuries into corporates and mortgage-backed securities within the bond portion of the Fund during the third and fourth quarters to take advantage of historically wide spreads. We will maintain this yield advantage in the bond segment as long as the risk/return trade-off remains favorable. The Fund's asset allocation targets as of December 31, 1998 are as follows: 45% large company stocks, 14% small company stocks, 39% bonds and 2% cash.

LARGE CAP PORTFOLIO SECTOR BREAKDOWN:

                                % OF EQUITY   % OF S&P    OVER/(UNDER)
SECTOR                             STOCKS        500        WEIGHTING
Basic Materials                     2.1%         3.1%        (1.0)%
Commercial Services                 4.0%         1.8%         2.2 %
Consumer Discretionary             15.8%        12.3%         3.5 %
Consumer Non-Discretionary          5.2%         9.4%        (4.2)%
Energy                              4.3%         6.9%        (2.6)%
Finance                            14.7%        15.7%        (1.0)%
Healthcare                         11.4%        12.3%        (0.9)%
Manufacturing                      12.7%         9.7%         3.0 %
Technology                         17.7%        18.1%        (0.4)%
Utilities                          12.1%        10.7%         1.4 %


                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
Microsoft Corp.                           2.2%
Intel Corp.                               1.5%
General Electric Co.                      1.4%
Wal-Mart Stores, Inc.                     1.3%
International Business Machines Corp.     1.2%
Lucent Technologies, Inc.                 1.0%
Merck & Co., Inc.                         1.0%
Cisco Systems, Inc.                       0.9%
Exxon Corp.                               0.8%
Eli Lilly & Co.                           0.7%



42 See Definition of Terms.

                                                            % OF NET
TOP FIVE INCOME HOLDINGS                                     ASSETS
Government National Mortgage Association, 8.00%, 12/15/23     3.1%
Government National Mortgage Association, 7.50%, 12/15/23     2.9%
Federal National Mortgage Association, 6.50%, 11/01/28        1.8%
Government National Mortgage Association, 6.50%, 05/15/28     1.6%
Federal National Mortgage Association, 6.50%, 12/01/28        1.3%


The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

                                                 See Definition of Terms.     43

[Begin Line Chart]

Aetna Growth and Income VP
              Growth of $10,000

            Aetna Growth
           and Income VP         S&P 500 Index
01/88          10,000                10,000
12/88          11,464                11,661
12/89          14,797                15,356
12/90          15,286                14,879
12/91          19,322                19,412
12/92          20,617                20,892
12/93          22,006                22,997
12/94          21,784                23,301
12/95          28,809                32,058
12/96          35,856                39,415
12/97          46,573                52,564
12/98          53,322                67,585

[End Line Chart]





------------------------------------------
      Average Annual Total Returns
for the period ended December 31, 1998*
------------------------------------------
   1 Year       5 Years       10 Years
------------------------------------------
   14.49%        19.37%        16.61%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

                           AETNA GROWTH AND INCOME VP

HOW DID THE FUND PERFORM DURING THE PERIOD?

Aetna Growth and Income VP (Growth and Income) generated a 14.49% total return, net of fund expenses, for the year ended December 31, 1998. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 28.57% for the same period. Among variable annuity large blend stock funds tracked by Morningstar, Inc., the Fund ranked in the top 83% (out of 662 funds), 75% (out of 297 funds) and 69% (out of 156 funds) for the past one, five and ten year periods ended December 31, 1998, respectively.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Tactical asset allocation decisions were the main reasons why the Fund's performance trailed that of the S&P 500. We have used asset class diversification as a means of 1) reducing the overall Fund risk, 2) enhancing expected return by participating in asset classes with high historical returns and 3) boosting the income of the Fund through ownership of high yielding asset classes. There was an unusual degree of divergence in return between the S&P 500 and all other equity asset classes in 1998. Our asset allocation decisions are driven by relative value comparisons. Our valuation disciplines indicated that small cap stocks and equity real estate investment trusts (REITs) were attractively priced relative to large cap stocks at the beginning of the year, so we built up our holdings in those areas. Unfortunately, those two asset classes became even cheaper as the year progressed.



44     See Definition of Terms.

[Begin Bar Chart]

---------------------------------------------------------------------------
                           1 Year Asset Class Returns
                                 As of 12/31/98

28.8%    -2.6%    19.1%     20.3%    -17.5%   8.7%     17.8%       5.2%

S&P     Russell     S&P     MSCI     NAREIT     SB     SB Non     91 Day
500      2000     Midcap    EAFE     Equity    BIG    US World    T-bill
----------------------------------------------------------------------------
Lg cap   Sm Cap   Midcap    Int'l    REITs     Bonds   Int'l        Cash
Stocks   Stocksk  Stocks   Stocks   Equity             Bonds

---------------------------------------------------------------------------

[End Bar Chart]

ASSET ALLOCATION:           % OF         NOTIONAL VALUE*           ECONOMIC EXPOSURE*
ASSET CLASS              INVESTMENT  OF FUTURES    OF OPTIONS     12/31/98    12/31/97
Large Cap Stocks            73.3%          5.1%           --         78.4%       61.9%
Mid Cap Stocks               3.9%            --       (1.2)%          2.7%       10.3%
Small Cap Stocks             7.2%            --       (4.9)%          2.3%        8.9%
International Stocks         4.3%        (0.1)%           --          4.2%        5.6%
International Bonds          0.1%            --           --          0.1%          --
Real Estate Stocks           4.4%            --           --          4.4%        2.9%
U.S. Dollar Bonds              --            --           --            --          --
Convertible Securities       1.0%            --           --          1.0%        1.2%
Special Situations**         2.1%          0.4%           --          2.5%        2.3%
Cash Equivalents             3.7%        (5.4)%         6.1%          4.4%        6.9%
                         ---------------------------------------------------------------
                           100.0%            --           --         100.0%     100.0%
                         ================================================================


* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

** The special situations category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities and stocks of companies which derive their value from something other than current assets, earnings and dividends.

The exhibits above show the unusual divergence of returns between the S&P 500 and other equity asset classes, along with the progression of asset allocation for Growth and Income. We still think small cap stocks and equity REITs are attractive, but we are also sensitive to the risk we take when we allocate a higher percentage to these asset classes than other funds against which we compete. While we are willing to take a modest amount of "benchmark risk" by having a somewhat different asset allocation strategy than the median competitive fund, our primary goal is to consistently achieve higher returns than those of our competitors. As the year unfolded and the performance divergence became apparent, we increased our estimate of the expected benchmark risk in the Fund due to our active asset allocation decisions. This caused us to reduce our small cap and cash weightings and increase our large cap weightings, in order to reduce our risk relative to both the overall market and our median competitor.
                                                 See Definition of Terms.     45

[Begin Line Chart]

------------------------------------------------------------------------
Small Cap Earnings/Price - S&P 500 Earnings/Price

As of 12/31/98

This graph shows the comparison between Small Cap Earnings/Price to the S&P 500 Earnings/Price.

Source: I/B/E/S
------------------------------------------------------------------------

[End Line Chart]


[Begin Line Chart]

------------------------------------------------------------------------
REIT Earnings/Price - S&P 500 Earnings/Price

As of 12/31/98

This graph shows the comparison between REIT Earnings/Price to the S&P 500 Earnings/Price.


Source: I/B/E/S & Nat'l Assoc. of REITS
------------------------------------------------------------------------

[End Line Chart]


We still believe firmly that diversification works over the long run and we continue to hold modest amounts of different asset classes, such as small cap, international and real estate stocks.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The basis of our stock and industry selection process is a quantitative multi-factor model, which is primarily comprised of value and momentum factors. Because both our industry and our stock selection techniques use value as a very important factor, our Fund has a decided value tilt. Growth stocks have outperformed value stocks by a wide margin in 1998, which shows up both in higher returns for more growth-oriented industries and sectors and, also, in higher returns for the higher growth stocks within the same industry or sector. Our disciplines continue to indicate that low Price/Earnings (P/E), value-


46     See Definition of Terms.

oriented stocks are unusually cheap relative to high P/E, growth-oriented stocks. Value investing is a proven long-term strategy. We are not about to abandon it because we have hit a rough patch in performance.

[Begin Bar Chart]

 ------------------------------------------------------------------------
                                 S&P 500

                            Growth vs Value
                      1 Year Return as of 12/31/98

               39.96%
               ------


                                              14.31%
                                              ------

               ------                         ------

               Growth                         Value

------------------------------------------------------------------------

[End Bar Chart]


[Begin Line Chart]

------------------------------------------------------------------------
Contrarian Appeal:

S&P Value vs S&P Growth

Cumulative Returns

This graph shows the comparison between Value and Growth Stocks within the S&P 500 Index.


Source: Ibbotson: as of 12/31/98
------------------------------------------------------------------------

[End Line Chart]


WHAT IS YOUR OUTLOOK GOING FORWARD?

The "one-two" punch that hurt us in 1998 was primarily our active positioning of the Fund towards small cap stocks and value-oriented stocks (including equity REITs). Currently, the market is at a historic extreme with respect to these two characteristics (large-small and value-growth), which cut across all layers of our structuring of the Fund: asset allocation, industry selection and stock selection. We expect to benefit when the market returns to more normal pricing with respect to these characteristics.


                                                 See Definition of Terms.     47

The long-term story behind Growth and Income hasn't changed. Diversification works well over the long-term. Value investing works well over the long-term. Patience, discipline and sound analysis are now, and always will be, crucial to investing success.

LARGE CAP PORTFOLIO SECTOR BREAKDOWN:

                                 % OF
                                COMMON   % OF S&P    OVER/(UNDER)
SECTOR                          STOCKS      500        WEIGHTING
Basic Materials                   1.9%      3.1%        (1.2)%
Commercial Services               3.6%      1.8%         1.8 %
Consumer Discretionary           23.6%     12.3%        11.3 %
Consumer Non-Discretionary        2.9%      9.4%        (6.5)%
Energy                            3.8%      6.9%        (3.1)%
Finance                          10.4%     15.7%        (5.3)%
Healthcare                        9.6%     12.3%        (2.7)%
Manufacturing                    12.6%      9.7%         2.9 %
Technology                       21.2%     18.1%         3.1 %
Utilities                        10.4%     10.7%        (0.3)%

                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
Intel Corp.                               2.7%
Microsoft Corp.                           2.5%
International Business Machines Corp.     2.4%
Procter & Gamble Co.                      1.9%
TJX Companies, Inc.                       1.9%
Sun Microsystems, Inc.                    1.8%
Ford Motor Co.                            1.7%
Oracle Corp.                              1.7%
Sprint Corp.                              1.6%
Lowe's Co., Inc.                          1.5%

The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


48     See Definition of Terms.

[Begin Line Chart]

Aetna Real Estate Securities VP
                  Growth of $10,000

               Aetna Real Estate
               Securities VP         NAREIT Index
12/15/97       10,000                10,000
12/31/97       10,363                10,236
               10,343                10,188
                9,960                 9,720
                9,217                 8,698
12/31/98        9,031                 8,444

[End Line Chart]


-------------------------------------------
      Average Annual Total Returns
 for the period ended December 31, 1998*

-------------------------------------------
 Inception Date    1 Year     Inception
-------------------------------------------
    12/15/97       -12.85%      -9.30%
-------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

                        AETNA REAL ESTATE SECURITIES VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Real Estate Securities VP (Real Estate) generated a -12.85% total return, net of fund expenses, for the year ended December 31, 1998. The benchmark, National Association of Real Estate Investment Trusts Equity (REIT) Index(c), returned -17.51% for the same period.

WHAT ECONOMIC AND FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The Portfolio's underweight position in hotels has been a large and consistent positive contributor to performance through the year, as growth investors exited this sector, propelled partially by fears of economic slowdown. Strong stock selection within the hotel sector, particularly underweighting of Patriot American Hospitality contributed positively, but as hotel REIT valuations appeared to offer an attractive risk/reward profile, the Portfolio increased its exposure to the sector, but remains underweight. The increasingly overweighting multi-family sector also helped, as this group provided stability and inexpensive entry points in a turbulent environment. At the same time, exposure to the commercial mortgage sector, especially Criimi Mae, Inc., produced a substantial drag on performance. Unusually wide credit spreads in the commercial mortgage-backed securities market triggered a drastic repricing of mortgage inventories and a corresponding drop in value. Good stock selection within the healthcare as well as retail sectors, with names such as Health Care REIT, Inc. and Kimco Realty Corp., also provided some protection during a broadly negative year.

                                                See Definition of Terms.      49

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The environment for investing in REITs was difficult in 1998. A number of related economic and financial market conditions impacted the Portfolio. There was a slowdown in REIT earnings growth rates. Though REITs posted funds from operations (FFO) per share growth rates higher than those achieved by the broad market, the 13% FFO growth per share represents a slight decrease from previous two years.

The maturation of the real estate recovery, equilibrium supply and demand condition, and a decrease in acquisition activity, contributed to an erosion in earnings growth rates throughout 1998. Another impact was the concerns surrounding the level of construction. Real estate markets have improved steadily since the bottom of the cycle in the early 1990s, with occupancy levels and rents increasing in virtually every major property type and in most geographic regions. Over the last two years, however, the healthy (and increasingly tight) markets have gradually allowed development to be economically justified. Investors accustomed to not seeing new construction became alarmed that the excesses of prior real estate cycles would be repeated. Though the data indicate that new supply is economically justified by strong demand in most markets and that healthy market conditions are expected to persist, the rate of growth in rents and occupancies will likely not occur at the exceptional rates experienced in the early stage of the recovery.

Finally, there was significant dislocation in the real estate debt and equity markets. Due to the conditions described above, some investors began to exit REIT equities in the first half of 1998, causing weak stock prices and an increase in the cost of equity capital to REITs. Later in the year, global concerns in Asia and emerging markets caused fixed income investors to seek the safety of U.S. Treasuries and real estate debt market spreads widened to levels never seen. With virtually no debt or equity capital available to real estate companies, FFO growth from property acquisitions (an important contributor to total earnings growth) would not materialize. Although the medium term impact of lower liquidity in real estate is favorable (that is, there is less money available for development), the near term impact is to decrease earnings growth from acquisitions.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We continue to believe that equity real estate securities should provide attractive total returns from current levels, as evidence of equilibrium conditions in property markets, attractive absolute and relative REIT valuations and more realistic earnings expectations restore investor confidence. We do not necessarily believe a high-profile catalyst will emerge to spark interest in the group from the broad market. Rather, we believe consistent earnings performance, companies demonstrating their ability to successfully digest their recent growth, evidence of healthy real estate market conditions and attractive stock valuations will all bolster the group over time.

We believe a fundamental shift has occurred in the REIT sector away from immediate earnings accretion through acquisitions toward long term creation of value through operating efficiencies and alternative revenue streams (such as providing telecommunications services to office tenants or establishing loyalty shopping programs at regional malls). We view this as the natural evolution of the real estate cycle and still expect the shift in the composition of FFO growth towards internal growth to allow 6% to 8% FFO per share growth in 1999. At some point, a broad based entry of value-oriented investors, or defensive investors, could also provide price support.

We believe a recovery in REIT shares could stall if downward earnings estimate revisions continue in 1999 or if the anecdotal evidence which indicates slowing construction does not materialize. Furthermore, momentum investors, whom we consider to be the marginal REIT investors who influence stock prices, may believe the broader market could offer better investment alternatives than the relatively predictable cash flow streams of REITs. Whereas REITs have often performed well as defensive stocks, the group did not attract defensive investors during 1998's turmoil.


Real estate securities involve certain risks, including dependency on a firm's management skills, general and regional economic impact on the industry, changes in the value of properties owned, refinancing and risks similar to those linked to small company investing.


50     See Definition of Terms.

                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
PS Business Parks, Inc.                   5.4%
Equity Office Properties Trust            5.0%
Kimco Realty Corp.                        4.8%
Post Properties, Inc.                     4.8%
General Growth Properties, Inc.           4.5%
Health Care REIT, Inc.                    4.4%
Equity Residential Properties Trust       4.3%
Apartment Investment & Management Co.     4.2%
Camden Property Trust                     4.2%
CBL & Associates Properties, Inc.         3.8%


The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

                                                 See Definition of Terms.     51

DEFINITION OF TERMS

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes reinvestment of all dividends and is considered to be representative of the U.S. stock market in general.

(b)The Lehman Brothers Aggregate Bond Index is an unmanaged index of U.S. corporate, government and mortgage bonds.

(c) The National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an unmanaged, market-weighted average of the performance for tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

(d) The Standard & Poor's (S&P) Smallcap 600 Index is a value-weighted, unmanaged index of 600 common stocks that assumes reinvestment of all dividends and is considered to be representative of the U.S. stock market in general.

GROWTH AND INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
BALANCED
=========================================================================

                                      NUMBER OF              MARKET
                                       SHARES                 VALUE
                                    -------------         --------------
COMMON STOCKS (60.3%)
AIR TRANSPORT (0.5%)
Airborne Freight Corp. ...........         39,600         $    1,428,075
Alaska Air Group, Inc. + .........         12,100                535,425
AMR Corp. + ......................         15,000                890,625
ASA Holdings,  Inc. ..............         28,800                878,400
Atlas Air, Inc. + ................         25,200              1,233,225
Delta Air Lines, Inc. ............         11,600                603,200
Midwest Express Holdings, Inc. + .         26,950                709,122
SkyWest,  Inc. ...................         35,900              1,173,481
Southwest Airlines Co. ...........         31,425                705,099
US Airways Group, Inc. + .........         13,300                691,600
                                                         ---------------
                                                               8,848,252
                                                         ---------------
ALUMINUM (0.1%)
Aluminum Co. of America ..........         14,700              1,096,069
Reynolds Metals Co. ..............          7,600                400,425
                                                         ---------------
                                                               1,496,494
                                                         ---------------
AUTO PARTS AND HARDWARE (0.5%)
Black & Decker Corp. .............          4,900                274,706
Carlisle Co., Inc. ...............         29,300              1,512,613
CLARCOR, Inc. ....................         41,650                833,000
Cooper Tire & Rubber Co. .........          8,200                167,588
Dana Corp. .......................         20,882                853,552
Genuine Parts Co. ................         18,700                625,281
Goodyear Tire & Rubber Co. (The) .         15,200                766,650
Snap-On, Inc. ....................          8,500                295,906
Standard Motor Products,  Inc. ...         29,600                717,800
Stanley Works (The) ..............          8,900                246,975
Tower Automotive, Inc. + .........         71,800              1,790,512
Wynn's International, Inc. .......         28,475                630,009
                                                         ---------------
                                                               8,714,592
                                                         ---------------
AUTOMOTIVE (1.1%)
Arvin Industries, Inc. ...........         29,500              1,229,781
Dura Automotive Systems, Inc. + ..         61,800              2,108,925
Eaton Corp. ......................          6,700                473,606
Ford Motor Co. ...................        154,800              9,084,825
General Motors Corp. .............         85,100              6,089,969
Gentex Corp. + ...................         28,500                570,000
Johnson Controls,  Inc. ..........          8,700                513,300
TRW, Inc. ........................         12,500                702,344
                                                         ---------------
                                                              20,772,750
                                                         ---------------
BANKS AND THRIFTS (3.0%)
Bank of New York Co.,  Inc. ......         63,700              2,563,925
Bank One Corp. ...................         93,600              4,779,450
BankAmerica Corp. ................         60,606              3,643,936
BankBoston Corp. .................         31,600              1,230,425
BB&T Corp. .......................         27,600              1,112,625
Chase Manhattan Corp. ............         66,600              4,532,962
City National Corp. ..............         29,800              1,240,425
Comerica, Inc. ...................         13,250                903,484
Fifth Third Bancorp ..............         21,400              1,526,087


                                      NUMBER OF              MARKET
                                       SHARES                 VALUE
                                    -------------         --------------
Banks and Thrifts (continued)
First Republic Bank + ............         23,900         $      598,994
First Union Corp. ................         85,800              5,217,712
FirstFed Financial Corp. + .......         49,600                886,600
Fleet Financial Group,  Inc. .....         46,200              2,064,562
Flushing Financial Corp. .........         43,850                693,378
Golden State Bancorp, Inc. .......         36,600                608,475
Golden West Financial Corp. ......          5,500                504,281
Harbor Florida Bancshares, Inc. ..         76,900                860,319
HUBCO,  Inc. .....................         24,023                723,693
Huntington Bancshares ............         20,570                618,386
J.P. Morgan & Co. ................          5,700                598,856
KeyCorp ..........................         44,400              1,420,800
Mellon Bank Corp. ................         21,700              1,491,875
Mercantile Bancorporation,  Inc. .         12,800                590,400
Meta Group, Inc. + ...............         29,100                865,725
National City Corp. ..............         32,100              2,327,250
Northern Trust Corp. .............         11,200                977,900
PNC Bank Corp. ...................         24,800              1,342,300
Regions Financial Corp. ..........         18,200                733,687
Republic New York Corp. ..........          3,600                164,025
Riggs National Corp. .............         28,900                588,838
State Street Corp. ...............         14,400              1,001,700
Summit Bancorp. ..................         17,700                773,269
Suntrust Banks, Inc. .............         17,000              1,300,500
Synovus Financial Corp. ..........         21,500                524,063
U.S. Bancorp .....................         63,200              2,243,600
Union Planters Corp. .............         11,000                498,438
Wachovia Corp. ...................         17,600              1,538,900
Washington Mutual, Inc. ..........         50,478              1,927,629
                                                          --------------
                                                              55,219,474
                                                          --------------
BIOTECH AND MEDICAL PRODUCTS (1.1%)
ADAC Laboratories + ..............         26,900                537,159
Alpharma, Inc. ++ ................         30,400              1,073,500
Alza Corp. + .....................          6,000                313,500
Amgen, Inc. + ....................         36,900              3,858,356
Becton, Dickinson & Co. ..........         20,100                858,019
Bindley Western Industries,  Inc.          30,800              1,516,900
Biomet, Inc. .....................         11,500                462,875
Boston Scientific Corp. + ........         12,800                343,200
Cooper Companies, Inc. + .........         20,500                424,094
Guidant Corp. ....................         12,100              1,334,025
Hanger Orthopedic Group, Inc. + ..         49,400              1,111,500
Maxxim Medical, Inc. + ...........         30,300                901,425
Medtronic,  Inc. .................         39,300              2,918,025
Monsanto Co. .....................         19,600                931,000
Ocular Sciences Inc. + ...........         37,100                992,425
ResMed Inc. + ....................         23,600              1,070,850
VISX, Inc. + .....................         14,400              1,259,100
Xomed Surgical Products, Inc. + ..         28,600                915,200
                                                         ---------------
                                                              20,821,153
                                                         ---------------

                                   See Notes to Portfolio of Investments.     53


GROWTH AND INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
BALANCED (CONTINUED)
==========================================================================


                                         NUMBER OF              MARKET
                                          SHARES                VALUE
                                    ----------------     -----------------
CHEMICALS (0.4%)
Dow Chemical Co. .................         17,400         $    1,582,312
Du Pont (E.I.) de Nemours ........         90,700              4,812,769
Eastman Chemical Co. .............          3,200                143,200
Hercules,  Inc. ..................          9,200                251,850
Rohm & Haas Co. ..................         19,200                578,400
Union Carbide Corp. ..............          4,500                191,250
                                                         ---------------
                                                               7,559,781
                                                         ---------------
COMMERCIAL SERVICES (1.2%)
ADVO, Inc. + .....................         42,300              1,115,662
Aviation Sales Co. + .............         26,300              1,068,438
Big Flower Holdings, Inc. + ......         42,500                937,656
Century Business Services, Inc. +          44,800                644,000
Consolidated Graphics, Inc. + ....         12,000                810,750
Day Runner, Inc. + ...............         10,500                152,250
Deluxe Corp. .....................          8,600                314,438
Dun & Bradstreet Corp. ...........          7,200                227,250
Dycom Industries, Inc. + .........         19,400              1,108,225
Insight Enterprises, Inc. + ......         33,050              1,681,419
Interim Services, Inc. + .........         47,300              1,105,637
Interpublic Group of Co., Inc. ...         12,800              1,020,800
Kendle International, Inc. + .....          9,600                224,400
Lason, Inc. + ....................         23,500              1,367,406
Mail-Well, Inc. + ................         57,200                654,225
Matthews International Corp. .....         33,100              1,042,650
Nielsen Media Research ...........         45,333                815,994
Omnicom Group, Inc. ..............         13,900                806,200
Paychex,  Inc. ...................         14,200                730,413
RCM Technologies,  Inc. + ........         66,900              1,772,850
RR Donnelley & Sons Co. ..........         14,400                630,900
Staffmark, Inc. + ................         27,400                613,075
TMP Worldwide Inc. + .............         46,000              1,932,000
Valassis Communications, Inc. + ..         28,000              1,445,500
World Color Press, Inc. + ........         24,900                757,894
                                                         ---------------
                                                              22,980,032
                                                         ---------------
COMPUTERS (3.3%)
Apple Computer, Inc. + ...........         19,400                794,188
Ceridian Corp. + .................          7,300                509,631
Compaq Computer Corp. ............        140,441              5,889,744
Computer Sciences Corp. ..........         12,700                818,356
Computer Task Group, Inc. ........         31,800                862,575
Dell Computer Corp. + ............        165,500             12,112,531
Electronic Data Systems Corp. ....         42,000              2,110,500
Gateway 2000, Inc. + .............         12,900                660,319
Henry (Jack) & Associates, Inc. ..         18,700                930,325
Hewlett Packard Co. ..............         77,000              5,260,062
International Business Machines
 Corp.............................        118,200             21,837,450
Micron Technology, Inc. + ........         20,000              1,011,250
NeoMagic Corp. + .................         48,300              1,068,638
Seagate Technology,  Inc. + ......         20,700                626,175
SPR, Inc. + ......................         49,300                850,425

                                      NUMBER OF              MARKET
                                        SHARES                VALUE
                                    ----------------     ---------------
COMPUTERS (CONTINUED)
Sun Microsystems, Inc. + .........         44,900         $    3,844,562
Unisys Corp. + ...................         31,800              1,095,113
                                                         ---------------
                                                              60,281,844
                                                         ---------------
CONGLOMERATE AND AEROSPACE (2.3%)
AAR Corp. ........................         28,550                681,631
Alliant Techsystems, Inc. + ......         21,100              1,739,431
Aviall, Inc. + ...................         51,600                606,300
BE Aerospace, Inc. + .............         14,000                294,000
Cordant Technologies, Inc. .......         24,200                907,500
Crane Co. ........................          9,000                271,688
General Dynamics Corp. ...........         13,200                773,850
General Electric Co. .............        250,700             25,587,069
Kellstrom Industries, Inc. + .....         43,000              1,236,250
Kroll O' Gara Co. (The) + ........         43,300              1,707,644
Lockheed Martin Corp. ............         19,100              1,618,725
Newport News Shipbuilding, Inc. ..         30,800              1,029,875
Northrop Grumman Corp. ...........          9,000                658,125
Raytheon Co. .....................         23,800              1,267,350
Rockwell International Corp. .....         16,200                786,712
Tenneco, Inc. ....................          5,500                187,344
Textron, Inc. ....................         13,600              1,032,750
United Technologies Corp. ........         29,400              3,197,250
                                                         ---------------
                                                              43,583,494
                                                         ---------------
CONSUMER FINANCE (1.3%)
Associates First Capital Corp. ...         57,138              2,421,223
Capital One Financial Corp. ......         10,200              1,173,000
Countrywide Credit Industries,
 Inc..............................         11,100                557,081
Electro Rent Corp. + .............         66,500              1,072,312
Federal Home Loan Mortgage Corp. .         96,100              6,192,444
Federal National Mortgage
 Association......................        111,000              8,214,000
Household International, Inc. ....         33,600              1,331,400
MBNA Corp. .......................         60,375              1,505,602
Resource America,  Inc. ..........         67,900                615,344
SLM Holding Corp. ................         15,000                720,000
                                                         ---------------
                                                              23,802,406
                                                         ---------------
CONSUMER PRODUCTS (1.5%)
American Greetings Corp. .........          7,500                307,969
Avon Products, Inc. ..............         26,000              1,150,500
Bestfoods ........................         27,600              1,469,700
Clorox Co. .......................         10,100              1,179,806
Colgate-Palmolive Co. ............         23,700              2,201,137
Eastman Kodak Co. ................         26,600              1,915,200
Fossil, Inc. + ...................         60,250              1,732,188
Gillette Co. .....................         37,900              1,831,044
International Flavors &
 Fragrances, Inc. ................          4,300                190,006
Kimberly-Clark Corp. .............         48,100              2,621,450
Procter & Gamble Co. .............        101,500              9,268,219
Unilever NV ......................         54,700              4,536,681
                                                         ---------------
                                                              28,403,900
                                                         ---------------
CONSUMER SERVICES (1.1%)
Avis Rent A Car, Inc. + ..........         43,800              1,059,412

54     See Notes to Portfolio of Investments.



==========================================================================
                                       NUMBER OF              MARKET
                                        SHARES                VALUE
                                    ----------------     -----------------
CONSUMER SERVICES (CONTINUED)
Bob Evans Farms, Inc. ............         61,500         $    1,602,844
Brinker International, Inc. + ....         23,000                664,125
Buffets, Inc. + ..................         66,500                793,844
CEC Entertainment, Inc. + ........         29,800                826,950
Darden Restaurants, Inc. .........         14,700                264,600
Dover Downs Entertainment, Inc. ..         92,000              1,109,750
Education Management Corp. + .....         50,800              1,200,150
Foodmaker, Inc. + ................         47,300              1,043,556
H & R Block, Inc. ................          9,000                405,000
Hilton Hotels Corp. ..............          9,700                185,513
ITI Technologies, Inc. + .........         26,200                812,200
Marriott International, Inc. .....         12,400                359,600
McDonald's Corp. .................         54,300              4,160,737
O'Charleys, Inc. + ...............         49,750                702,719
Rental Service Corp. + ...........         34,400                539,650
Ruby Tuesday, Inc. ...............         62,000              1,317,500
Ryan's Family Steak Houses,
 Inc. +...........................         76,200                942,975
Service Corp. International ......         26,500              1,008,656
Tricon Global Restaurants, Inc. +          15,680                785,960
Veterinary Centers of America,
 Inc. + ..........................         43,800                873,26
                                                         ---------------
                                                              20,659,004
                                                         ---------------
CONSUMER SPECIALTIES (0.3%)
Action Performance Co., Inc. + ...         23,700                838,387
Allergan,  Inc. ..................          7,700                498,575
Brunswick Corp. ..................         10,200                252,450
Hasbro, Inc. .....................         13,300                480,463
International Speedway Corp. .....         32,200              1,304,100
Mattel,  Inc. ....................         30,600                698,063
Steinway Musical Instruments, Inc.
 +................................         27,600                717,600
                                                         ---------------
                                                               4,789,638
                                                         ---------------
DATA AND IMAGING SERVICES (4.8%)
American Management Systems, Inc.
 +................................         29,500              1,180,000
Autodesk, Inc. ...................          8,600                367,113
Automatic Data Processing, Inc. ..         24,900              1,996,669
Avant! Corp. + ...................         51,000                816,000
AVT Corp. + ......................         48,000              1,392,000
Bell & Howell Co. + ..............         28,000              1,058,750
BMC Software, Inc. + .............         30,900              1,376,981
Cisco Systems, Inc. + ............        172,350             15,996,234
Computer Associates International,
 Inc..............................         44,300              1,888,287
Computer Horizons Corp. + ........         24,200                644,325
EMC/MASS Corp. + .................         67,900              5,771,500
Factset Research Systems, Inc. + .         15,400                950,950
First Data Corp. .................         37,800              1,197,788
Mapics, Inc. + ...................         55,200                910,800
Mercury Interactive Corp. + ......         18,800              1,189,100
Microsoft Corp. + ................        292,600             40,579,962
Novell,  Inc. + ..................         30,700                556,438
Oracle Corp. + ...................        106,700              4,601,437
Parametric Technology Co. + ......         25,800                422,475
Peregrine Systems, Inc. + ........         24,000              1,113,000


                                       NUMBER OF              MARKET
                                        SHARES                VALUE
                                    ----------------     ---------------
DATA AND IMAGING SERVICES (CONTINUED)
Pinnacle Systems,  Inc. + ........         24,300         $      868,725
Progress Software Corp. + ........         44,300              1,495,125
Reynolds And Reynolds ............         34,900                800,519
Software AG Systems, Inc. + ......         47,200                855,500
TSI International Software Ltd. +          29,700              1,421,888
                                                         ---------------
                                                              89,451,566
                                                         ---------------
DISCRETIONARY RETAIL (4.0%)
99 Cents Only Stores + ...........         39,700              1,950,262
American Eagle Outfitters, Inc. +          11,800                786,175
AutoZone, Inc. + .................         15,900                523,706
Buckle, Inc. + ...................         41,250                990,000
Cato Corp. (The) .................         70,200                691,031
Costco Companies, Inc. + .........         18,500              1,335,469
CSK Auto Corp. + .................         35,900                958,081
Dayton Hudson Co. ................         37,500              2,034,375
Dillards, Inc. ...................         11,600                329,150
Dollar General Corp. .............         18,400                434,700
Federated Department Stores,
 Inc. +...........................         20,400                888,675
Fingerhut Companies, Inc. ........         35,400                546,488
Gap, Inc. ........................         74,250              4,176,562
Home Depot,  Inc. ................        203,200             12,433,300
J.C. Penney Co., Inc. ............         20,300                951,563
Kenneth Cole Productions, Inc. + .         42,200                791,250
Kmart Corp. + ....................         51,000                780,938
Kohl's Corp. + ...................         13,500                829,406
Linens 'n Things, Inc. + .........         45,300              1,795,012
Lowe's Co., Inc. .................         40,600              2,078,212
May Department Stores Co. ........         23,200              1,400,700
Men's Wearhouse, Inc. + ..........         42,900              1,362,075
Musicland Stores Corp. + .........         70,100              1,047,119
Nordstrom, Inc. ..................         15,800                548,063
Regis Corp. ......................         21,900                876,000
Renters Choice, Inc. + ...........         31,700              1,006,475
Sears, Roebuck & Co. .............         33,400              1,419,500
Staples,  Inc. + .................         32,400              1,415,475
Tandy Corp. ......................         12,100                498,369
The Limited, Inc. ................         26,100                760,163
TJX Companies, Inc. ..............         46,000              1,334,000
Toys "R" Us, Inc. + ..............         11,200                189,000
Transport World Entertainment
 Corp. + .........................         47,750                910,234
Tweeter Home Entertainment Group +         40,300              1,158,625
Wal-Mart Stores, Inc. ............        299,600             24,398,675
Zale Corp. + .....................         37,600              1,212,600
                                                         ---------------
                                                              74,841,428
                                                         ---------------
DIVERSIFIED FINANCIAL SERVICES (1.1%)
American Express Co. .............         38,000              3,885,500
American General Corp. ...........         20,200              1,575,600
Citigroup Inc. ...................        182,800              9,048,600
Morgan Stanley, Dean Witter,
 Discover & Co. ..................         51,000              3,621,000
Trammell Crow Co. + ..............         38,600              1,080,800


                                   See Notes to Portfolio of Investments.     55


GROWTH AND INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
BALANCED (CONTINUED)
==========================================================================


                                       NUMBER OF              MARKET
                                        SHARES                VALUE
                                    ----------------     -----------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Transamerica Corp. ...............          6,600         $      762,300
                                                         ---------------
                                                              19,973,800
                                                         ---------------
DRUGS (5.2%)
Abbott Laboratories ..............        166,700              8,168,300
American Home Products Corp. .....        112,500              6,335,156
Baxter International, Inc. .......         26,700              1,717,144
Bristol-Myers Squibb Co. .........         79,500             10,638,094
Eli Lilly & Co. ..................        143,100             12,718,012
Johnson & Johnson ................        102,900              8,630,737
Jones Medical Industries,  Inc. ..         24,900                908,850
Medicis Pharmaceutical Corp. + ...         26,800              1,597,950
Merck & Co., Inc. ................        129,100             19,066,456
Pfizer, Inc. .....................         42,200              5,293,463
Pharmacia & Upjohn, Inc. .........         45,100              2,553,788
Roberts Pharmaceutical Corp. + ...         35,900                780,825
Schering Plough ..................        157,300              8,690,825
Warner Lambert Co. ...............        113,400              8,526,262
                                                         ---------------
                                                              95,625,862
                                                         ---------------
ELECTRIC UTILITIES (1.9%)
AES Corp. + ......................         14,900                705,888
Ameren Corp. .....................         10,600                452,488
American Electric Power Co. ......         12,800                602,400
Baltimore Gas & Electric Co. .....         15,300                472,388
Black Hills Corp. ................         29,100                767,512
Calpine Corp. + ..................         41,500              1,047,875
Carolina Power & Light Co. .......         15,000                705,938
Central & South West Corp. .......         18,500                507,594
Central Hudson Gas & Electric Co.          31,100              1,391,725
Cinergy Corp. ....................         16,900                580,938
Cleco Corp. ......................         21,800                748,012
Consolidated Edison, Inc. ........         24,300              1,284,862
Dominion Resources, Inc. .........         19,400                906,950
DTE Energy Co. ...................         21,500                921,812
Duke Energy Corp. ................         30,500              1,953,906
E West Blanch Holdings,  Inc. ....         21,000                996,187
Edison International .............         30,200                841,825
Entergy Corp. ....................         20,000                622,500
FirstEnergy Corp. ................         15,000                488,438
FPL Group, Inc. ..................         14,500                893,562
GPU, Inc. ........................         12,500                552,344
Houston Industries Finance Co. ...         26,300                844,887
Independent Energy Holdings + ....         76,400                687,600
Medical Assurance, Inc. + ........         30,660              1,013,696
Minnesota Power, Inc. ............         16,900                743,600
Mony Group Inc. + ................         56,000              1,753,500
Nevada Power Co. .................         36,600                951,600
Northern States Power Co. ........         15,400                427,350
Peco Energy Co. ..................         25,600              1,065,600
PG&E Corp. .......................         36,200              1,140,300
Philadelphia Suburban Corp. ......         30,100                889,831
PP & L Resources,  Inc. ..........         17,100                476,663


                                       NUMBER OF              MARKET
                                        SHARES                VALUE
                                    ----------------     ---------------
ELECTRIC UTILITIES (CONTINUED)
Public Service Enterprise Group,
 Inc..............................         23,100         $      924,000
Sierra Pacific Resources .........         24,000                912,000
SIGCORP, Inc. ....................         22,800                813,675
Southern Co. .....................         59,600              1,732,125
Texas Utilities Co. ..............         24,000              1,120,500
Triumph Group, Inc. + ............         28,500                912,000
Unicom Corp. .....................         18,500                713,406
                                                         ---------------
                                                              34,567,477
                                                         ---------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.4%)
Harris Corp. .....................         10,800                395,550
Knoll, Inc. + ....................         24,100                713,963
Mettler-Toledo International, Inc. +       43,000              1,206,687
Pitney Bowes,  Inc. ..............         23,400              1,545,862
Virco Manufacturing Corp. ........         31,770                583,774
Xerox Corp. ......................         27,000              3,186,000
                                                         ---------------
                                                               7,631,836
                                                         ---------------
ELECTRONIC MEDIA (0.7%)
Citadel Communications Corp. + ...         66,200              1,712,925
Tele-Communications,  Inc. + .....         41,900              2,317,594
Time Warner, Inc. ................         89,600              5,560,800
Viacom, Inc. + ...................         28,000              2,072,000
Walt Disney Co. (The) ............         65,800              1,974,000
                                                         ---------------
                                                              13,637,319
                                                         ---------------
FOOD AND BEVERAGE (1.8%)
Anheuser-Busch Co., Inc. .........         52,400              3,438,750
Archer-Daniels-Midland Co. .......         18,115                311,352
Beringer Wine Estates Holdings,
 Inc. + ..........................         18,800                840,125
Brown-Forman Corp. + .............          7,000                529,813
Campbell Soup Co. ................         36,000              1,980,000
Canandiagua Brands, Inc. + .......         19,300              1,115,781
Coca-Cola Co. ....................         80,200              5,363,375
Coca-Cola Enterprises,  Inc. .....         31,400              1,122,550
Conagra,  Inc. ...................         41,700              1,313,550
Coors (Adolph) Co. ...............          5,000                282,188
Earthgrains Co. (The) ............         33,300              1,030,219
Fortune Brands, Inc. .............         16,800                531,300
General Mills, Inc. ..............         16,000              1,244,000
Hain Food Group, Inc. (The) + ....         39,300                982,500
Heinz (H.J.) Co. .................         40,400              2,287,650
Hershey Foods Corp. ..............          9,600                597,000
Michael Foods, Inc. ..............         29,600                888,000
PepsiCo, Inc. ....................         48,600              1,989,562
Pioneer Hi-Bred International,
  Inc.............................         20,100                542,700
Quaker Oats Co. ..................         14,800                880,600
Ralcorp Holdings, Inc. + .........         35,200                642,400
Ralston-Ralston Purina Group .....         26,400                854,700
Robert Mondavi Corp. + ...........         24,900              1,017,787
Sara Lee Corp. ...................         79,800              2,249,362
Wrigley (Wm.) Jr. Co. ............          9,300                832,931
                                                         ---------------
                                                              32,868,195
                                                         ---------------

56     See Notes to Portfolio of Investments.

========================================================================

                                       NUMBER OF              MARKET
                                        SHARES                VALUE
                                    ----------------     ---------------
FOOD AND DRUG RETAIL (1.0%)
Albertson's, Inc. ................         25,300         $    1,611,294
American Stores Co. ..............         23,900                882,806
Casey's General Stores, Inc. .....         30,300                394,847
CVS Corp. ........................         35,800              1,969,000
Duane Reade, Inc. + ..............         27,400              1,054,900
Fred Meyer, Inc. + ...............         12,800                771,200
Kroger Co. (The) + ...............         36,900              2,232,450
Rite Aid Corp. ...................         24,400              1,209,325
Safeway, Inc. + ..................         52,000              3,168,750
SUPERVALU, Inc. ..................         16,400                459,200
Sysco Corp. ......................         25,200                691,425
Walgreen Co. .....................         54,600              3,197,512
Winn-Dixie Stores, Inc. ..........          5,100                228,863
                                                         ---------------
                                                              17,871,572
                                                         ---------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.6%)
Armstrong World Industries,  Inc.           4,200                253,313
Bemis Co., Inc. ..................          5,500                208,656
Centex Construction Products, Inc.         27,000              1,096,875
Crown Cork & Seal Co., Inc. ......         12,200                375,912
Eagle Hardware & Garden, Inc. + ..         39,200              1,274,000
Elcor Corp. ......................         31,700              1,024,306
Fort James Corp. .................         18,700                748,000
Lone Star Industries, Inc. .......         36,600              1,347,337
Masco Corp. ......................         30,300                871,125
Mead Corp. .......................         10,200                298,988
Owens-Illinois, Inc. + ...........         13,200                404,250
Shorewood Packaging Corp. + ......         25,600                524,800
Simpson Manufacturing Co.,  Inc. +         21,700                812,394
Westvaco Corp. ...................         10,600                284,213
Weyerhaeuser Co. .................         16,400                833,325
                                                         ---------------
                                                              10,357,494
                                                         ---------------
GAS UTILITIES (0.4%)
AGL Resources, Inc. ..............         40,500                934,031
Coastal Corp. (The) ..............         18,100                632,369
Columbia Energy Group ............          8,700                502,425
Consolidated Natural Gas Co. .....          9,300                502,200
Energen Corp. ....................         38,900                758,550
Enron Corp. ......................         23,900              1,363,794
NICOR, Inc. ......................          5,100                215,475
Piedmont Natural Gas, Inc. .......         23,000                830,875
Sempra Energy ....................         20,400                517,650
Southwest Gas Corp. ..............         38,800              1,042,750
Williams Co., Inc. (The) .........         14,200                442,862
                                                         ---------------
                                                               7,742,981
                                                         ---------------
HEALTH SERVICES (0.6%)
Cardinal Health, Inc. ............         16,300              1,236,762
Carematrix Corp. + ...............         18,800                575,750
Cerner Corp. + ...................         41,900              1,120,825
HBO & Co. ........................         60,500              1,735,594
HCR Manor Care, Inc. + ...........          6,700                196,813
HEALTHSOUTH Corp. + ..............         13,600                209,950


                                       NUMBER OF              MARKET
                                        SHARES                VALUE
                                    ----------------     ---------------
HEALTH SERVICES (CONTINUED)
Humana, Inc. + ...................         15,400         $      274,313
IDX Systems Corp. + ..............         15,900                699,600
IMS Health, Inc. .................         16,700              1,259,806
Medical Manager Corp. + ..........         29,500                925,562
Sunrise Assisted Living, Inc. + ..         30,600              1,587,375
Tenet Healthcare Corp. + .........         31,000                813,750
United Healthcare Corp. ..........         17,000                732,062
                                                         ---------------
                                                              11,368,162
                                                         ---------------
HEAVY MACHINERY (0.4%)
Astec Industries, Inc. + .........         30,400              1,691,000
Caterpillar, Inc. ................         11,000                506,000
Cummins Engine Co.,  Inc. ........          6,800                241,400
Gardner Denver Machinery, Inc. + .         57,500                848,125
Manitowoc Co., Inc. (The) ........         34,200              1,517,625
Navistar International Corp. + ...         12,500                356,250
PACCAR,  Inc. ....................         12,600                518,175
Terex Corp. + ....................         56,200              1,605,212
                                                         ---------------
                                                               7,283,787
                                                         ---------------
HOUSING AND FURNISHINGS (1.1%)
American Homestar Corp. + ........         39,300                589,500
Centex Corp. .....................          7,800                351,488
Champion Enterprises, Inc. + .....         40,200              1,100,475
D.R. Horton, Inc. ................         49,600              1,140,800
Department 56, Inc. + ............         25,300                950,331
Ethan Allen Interiors,  Inc. .....         19,700                807,700
Furniture Brands International,
  Inc. + .........................         29,500                803,875
Helen of Troy Ltd. + .............         56,800                834,250
Interface, Inc. ..................         45,600                423,225
Kaufman & Broad Home Corp. .......         31,100                894,125
La-Z-Boy, Inc. ...................         50,600                901,313
Maytag Corp. .....................         10,400                647,400
MDC Holdings, Inc. ...............         49,000              1,047,375
Newell Co. .......................         15,800                651,750
NVR, Inc. + ......................         26,800              1,278,025
Pillowtex Corp. ..................         20,700                553,725
Pulte Corp. ......................         29,300                814,906
Rent-Way,  Inc. + ................         34,200                831,488
Rubbermaid, Inc. .................         14,800                465,275
Ryland Group, Inc. ...............         42,400              1,224,300
Standard Pacific Corp. ...........         64,500                911,062
U.S. Home Corp. + ................         20,100                668,325
Webb (Del E) Corp. ...............         43,000              1,185,187
Whirlpool Corp. ..................          7,400                409,775
                                                         ---------------
                                                              19,485,675
                                                         ---------------
INDUSTRIAL SERVICES (0.5%)
Browning-Ferris Industries,  Inc.          21,300                605,719
Casella Waste Systems, Inc. + ....         20,500                761,063
Granite Construction, Inc. .......         48,100              1,614,356
Jacobs Engineering Group, Inc. + .         28,700              1,169,525
Jersey Ray Mcdermott, S.A. + .....         32,100                784,444
Laidlaw, Inc. ....................         32,700                329,044


                                   See Notes to Portfolio of Investments.     57


GROWTH AND INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
BALANCED (CONTINUED)
================================================================================
                                       NUMBER OF              MARKET
                                        SHARES                VALUE
                                    ----------------     -----------------
INDUSTRIAL SERVICES (CONTINUED)
Smith (A.O.) Corp. ...............         27,750        $       681,609
USA Waste Management, Inc. .......         49,700              2,317,262
Watsco, Inc. .....................         29,800                499,150
                                                         ---------------
                                                               8,762,172
                                                         ---------------
INSURANCE (2.4%)
Alfa Corp. .......................         12,800                310,400
Allstate Corp. (The) .............         65,000              2,510,625
American Annuity Group, Inc. .....         42,400                975,200
American International Group, Inc.         84,000              8,116,500
Aon Corp. ........................         16,800                930,300
Arm Financial Group,  Inc. .......         44,800                994,000
Chartwell Re Corp. ...............         18,900                448,875
Chicago Title Corp. ..............         15,300                718,144
Chubb Corp. ......................          5,300                343,838
CIGNA Corp. ......................         21,600              1,669,950
Cincinnati Financial Corp. .......         16,800                615,300
CMAC Investment Corp. ............         26,600              1,221,937
Conseco, Inc. ....................         30,000                916,875
Enhance Financial Services Group,
  Inc.............................         29,600                888,000
ESG Re Ltd. ......................         17,700                358,425
FBL Financial Group, Inc. ........         54,700              1,326,475
Fidelity National Financial, Inc.          38,789              1,183,064
First American Financial Corp. ...         39,200              1,259,300
FPIC Insurance Group, Inc. + .....         29,200              1,396,125
Gallagher (Arthur J.) & Co. ......         21,600                953,100
Hartford Financial Services Group,
 Inc..............................         22,200              1,218,225
Hooper Holmes,  Inc. .............         51,000              1,479,000
Jefferson-Pilot Corp. ............         11,100                832,500
LandAmerica Financial Group, Inc.          36,200              2,020,412
Lincoln National Corp. ...........         10,300                842,669
Marsh & Mclennan Co., Inc. .......         21,100              1,233,031
MBIA, Inc. .......................         11,100                727,744
MGIC Investment Corp. ............          9,700                386,181
Mutual Risk Management Ltd. ......         24,600                962,475
Progressive Corp. ................          8,400              1,422,750
Provident Companies,  Inc. .......         11,500                477,250
Safeco Corp. .....................          4,800                206,100
St. Paul Co., Inc. ...............          8,030                279,043
State Auto Financial Corp. .......         24,300                300,713
SunAmerica, Inc. .................         29,900              2,425,637
Torchmark Corp. ..................         13,200                466,125
Triad Guaranty, Inc. + ...........         34,800                767,775
UNUM Corp. .......................         12,300                718,013
                                                         ---------------
                                                              43,902,076
                                                         ---------------
INVESTMENT SERVICES (0.8%)
Bear Stearns Co., Inc. (The) .....          3,700                138,288
Charles Schwab Corp. .............         30,675              1,723,552
Chemical Financial Corp. .........          3,625                123,250
Conning Corp. ....................         22,100                458,575
Doral Financial Corp. ............         73,700              1,630,612
Duff & Phelps Credit Rating Co. ..         18,800              1,030,475


                                       NUMBER OF              MARKET
                                        SHARES                VALUE
                                    ----------------     ---------------
INVESTMENT SERVICES (CONTINUED)
Franklin Resources, Inc. .........          8,800        $       281,600
Jefferies Group,  Inc. ...........         28,700              1,424,237
Lehman Brothers Holdings, Inc. ...          3,700                163,031
Merrill Lynch & Co., Inc. ........         27,600              1,842,300
Providian Financial Corp. ........         14,550              1,091,250
Wells Fargo Co. ..................        128,400              5,127,975
                                                         ---------------
                                                              15,035,145
                                                         ---------------
MAJOR TELECOMMUNICATIONS (4.1%)
ALLTEL Corp. .....................         19,700              1,178,306
Ameritech Corp. ..................         87,500              5,545,313
AT&T Corp. .......................        134,200             10,098,550
Bell Atlantic Corp. ..............        168,200              9,555,862
BellSouth Corp. ..................        254,400             12,688,200
GTE Corp. ........................        104,100              7,020,244
MCI Worldcom, Inc. + .............        141,221             10,132,607
SBC Communications, Inc. .........        209,300             11,223,712
Sprint Corp. .....................         47,600              4,004,350
Sprint PCS + .....................         15,700                363,063
Superior TeleCom Inc. ............         25,900              1,223,775
U.S. WEST, Inc. ..................         57,175              3,694,934
                                                         ---------------
                                                              76,728,916
                                                         ---------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. ...............         32,800                639,600
Johnstown America Industries, Inc. +       82,900              1,088,063
Placer Dome,  Inc. ...............         21,100                242,650
                                                         ---------------
                                                               1,970,313
                                                         ---------------
OIL (2.0%)
Amoco Corp. ......................         75,300              4,546,237
Ashland Oil, Inc. ................         12,300                595,013
Chevron Corp. ....................         21,800              1,808,037
Exxon Corp. ......................        195,200             14,274,000
Mobil Corp. ......................         64,600              5,628,275
Royal Dutch Petroleum Co. ........        169,100              8,095,662
Sunoco Inc. ......................         12,700                457,994
Texaco, Inc. .....................         17,100                904,163
USX-Marathon Group ...............          9,800                295,225
                                                         ---------------
                                                              36,604,606
                                                         ---------------
OIL SERVICES (0.1%)
Cal Dive International, Inc. + ...         45,600                946,200
Friede Goldman International, Inc. +       18,900                214,988
McDermott International, Inc. ....          5,400                133,313
SEACOR SMIT Holdings + ...........         16,200                800,887
Stolt Comex Seaway S.A. + ........         56,900                384,075
                                                         ---------------
                                                               2,479,463
                                                         ---------------
OTHER TELECOMMUNICATIONS (2.1%)
AirTouch Communications, Inc. + ..         65,400              4,716,975
Ascend Communications, Inc. + ....         29,600              1,946,200
Comcast Corp. ....................         31,100              1,825,181
Empire District Electric Co. .....         27,000                668,250
Frontier Corp. ...................         16,700                567,800
General Cable Corp. ..............         43,400                889,700

58     See Notes to Portfolio of Investments.

================================================================================
                                       NUMBER OF              MARKET
                                        SHARES                VALUE
                                    ----------------     ---------------
OTHER TELECOMMUNICATIONS (CONTINUED)
General Instrument Corp. + .......         14,600        $       495,488
L-3 Communications Holdings, Inc. +        20,500                954,531
Lucent Technologies, Inc. ........        171,500             18,865,000
Mediaone Group, Inc. + ...........         54,100              2,542,700
Moog, Inc. + .....................         25,100                982,037
Northern Telecom Ltd. ............         47,000              2,355,875
RF Micro Devices, Inc. + .........         11,900                551,863
Tekelec + ........................         42,000                695,625
Tellabs, Inc. + ..................         21,600              1,480,950
                                                         ---------------
                                                              39,538,175
                                                         ---------------
PRINT MEDIA (0.3%)
Equifax,  Inc. ...................          6,000                205,125
Gannett Co.,  Inc. ...............         25,700              1,701,019
Knight-Ridder, Inc. ..............          9,100                465,237
McGraw-Hill Co., Inc. ............          8,900                906,687
New York Times Co. ...............         16,100                558,469
Scholastic Corp. + ...............         17,600                943,800
Times Mirror Co. .................          9,800                548,800
Tribune Co. ......................         10,400                686,400
                                                         ---------------
                                                               6,015,537
                                                         ---------------
PRODUCER GOODS (2.3%)
Aeroquip-Vickers, Inc. ...........          3,700                110,769
AFC Cable Systems, Inc. + ........         28,300                951,587
Allegheny Teledyne, Inc. .........         18,600                380,138
Allied Signal, Inc. ..............         48,000              2,127,000
Alpine Group, Inc. (The) + .......         44,400                666,000
Applied Power, Inc. ..............         65,105              2,457,714
Avery Dennison Corp. .............         12,100                545,256
Avondale Industries, Inc. + ......         59,800              1,734,200
C & D Technologies, Inc. .........         40,300              1,108,250
Cooper Industries, Inc. ..........         11,300                538,869
Corning, Inc. ....................         18,000                810,000
Danaher Corp. ....................         14,800                803,825
Dover Corp. ......................          6,800                249,050
Ecolab, Inc. .....................         13,400                484,913
Emerson Electric Co. .............         37,800              2,364,862
FMC Corp. + ......................          3,900                218,400
Graco, Inc. ......................         37,800              1,115,100
Grainger (W.W.), Inc. ............         10,200                424,575
Honeywell, Inc. ..................         12,900                971,531
Hughes Supply, Inc. ..............         34,750              1,016,437
Illinois Tool Works, Inc. ........         24,400              1,415,200
Ingersoll-Rand Co. ...............         20,950                983,341
ITT Industries, Inc. .............         12,100                480,975
Kuhlman Corp. ....................         11,300                427,988
Minnesota Mining and Manufacturing
 Co...............................         33,100              2,354,237
Monaco Coach Corp. + .............         64,950              1,721,175
Motivepower Industries, Inc. + ...         27,400                881,937
Mueller Industries,  Inc. + ......         43,400                881,562
Pall Corp. .......................         10,100                255,656
Parker-Hannifin Corp. ............          9,200                301,300


                                       NUMBER OF              MARKET
                                        SHARES                VALUE
                                    ----------------     ---------------
PRODUCER GOODS (CONTINUED)
PPG Industries, Inc. .............         17,500        $     1,019,375
Raychem Corp. ....................          9,000                290,813
Sherwin-Williams Co. .............         18,800                552,250
Spartech Corp. ...................         41,300                908,600
Thomas & Betts Corp. .............          5,500                238,219
Thomas Industries, Inc. ..........         29,500                578,938
Timken Co. .......................         10,800                203,850
Tredegar Industries, Inc. ........         48,300              1,086,750
Tyco International Ltd. ..........         87,600              6,608,325
United Stationers, Inc. + ........         43,200              1,123,200
Varlen Corp. .....................         40,100                924,806
Westinghouse Air Brake Co. .......         29,400                718,463
                                                         ---------------
                                                              43,035,436
                                                         ---------------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
Apartment Investment & Management
 Co...............................         28,300              1,052,406
Brandywine Realty Trust ..........         37,300                666,738
CBL & Associates Properties, Inc.          34,900                900,856
Eastgroup Properties, Inc. .......         45,500                838,906
Essex Property Trust, Inc. .......         29,300                871,675
General Growth Properties, Inc. ..         27,700              1,049,137
Glenborough Realty Trust, Inc. ...          5,900                120,213
Health Care REIT, Inc. ...........         38,000                983,250
Healthcare Realty Trust, Inc. ....         22,700                506,494
Koger Equity, Inc. ...............         36,400                625,625
Lasalle Partners, Inc. + .........         14,400                423,900
Parkway Properties, Inc. .........         28,400                887,500
Prentiss Properties Trust ........         35,900                801,019
U.S. Restaurant Properties,  Inc.          34,000                826,625
                                                         ---------------
                                                              10,554,344
                                                         ---------------
SEMICONDUCTORS AND ELECTRONICS (2.4%)
3Com Corp. + .....................         30,300              1,357,819
AMP, Inc. ........................         17,500                911,094
Applied Materials, Inc. + ........         29,000              1,237,938
CHS Electronics, Inc. + ..........         33,100                560,631
CTS Corp. ........................         26,100              1,135,350
Esterline Technologies + .........         58,900              1,281,075
Flextronics International Ltd. + .         21,800              1,866,625
Intel Corp. ......................        230,400             27,316,800
Level One Communications, Inc. + .         29,650              1,052,575
Lincoln Electric Holdings ........         38,000                845,500
Motorola,  Inc. ..................         48,000              2,931,000
Plexus Corp. + ...................         30,600              1,036,575
Texas Instruments, Inc. ..........         42,600              3,644,962
                                                         ---------------
                                                              45,177,944
                                                         ---------------
SPECIALTY CHEMICALS (0.1%)
Air Products and Chemicals, Inc. .         25,000              1,000,000
Engelhard Corp. ..................         10,600                206,700
Grace (W.R.) & Co. ...............          7,200                112,950
Morton International, Inc. .......         14,200                347,900
Praxair, Inc. ....................          5,900                207,975


                                   See Notes to Portfolio of Investments.     59


GROWTH AND INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
BALANCED (CONTINUED)
================================================================================

                                       NUMBER OF              MARKET
                                        SHARES                VALUE
                                    ----------------     ---------------
SPECIALTY CHEMICALS (CONTINUED)
Sigma-Aldrich Corp. ..............         10,100            $   296,688
                                                         ---------------
                                                               2,172,213
                                                         ---------------
STEEL (0.0%)
Nucor Corp. ......................          9,100                393,575
Reliance Steel &  Aluminum Co. ...          7,200                198,900
USX-US Steel Group, Inc. .........          7,200                165,600
                                                         ---------------
                                                                 758,075
                                                         ---------------
SURFACE TRANSPORT (0.5%)
Burlington Northern Santa Fe Corp.         39,100              1,319,625
FDX Corp. Holding Co. + ..........         14,320              1,274,480
Knightsbridge Tankers Ltd. .......         27,700                576,506
Maximus, Inc. + ..................         25,700                950,900
Norfolk Southern Corp. ...........         40,200              1,273,837
Rollins Truck Leasing Corp. ......         85,500              1,261,125
Ryder System, Inc. ...............          6,600                171,600
Swift Transportation Co., Inc. + .         44,550              1,248,792
Union Pacific Corp. ..............          8,600                387,538
                                                         ---------------
                                                               8,464,403
                                                         ---------------
TEXTILES AND APPAREL (0.3%)
Ann Taylor Stores Corp. + ........         33,500              1,321,156
Gerber Childrenswear, Inc. + .....         38,100                330,994
Liz Claiborne, Inc. ..............         12,100                381,906
Maxwell Shoe Co., Inc. + .........         45,400                496,563
Nike,  Inc. ......................         14,600                592,212
Novel Denim Holdings Ltd. + ......         36,600                777,750
Oshkosh B'Gosh, Inc. .............         36,800                742,900
VF Corp. .........................         13,000                609,375
                                                         ---------------
                                                               5,252,856
                                                         ---------------
TOTAL COMMON STOCKS (COST $906,772,377)                    1,117,091,642
                                                         ---------------
PREFERRED STOCKS (0.6%)
California Federal Preferred
 Capital Corp. (Banks and Thrifts)        188,000              4,758,750
Global Crossing Holdings Ltd.
 (Other Telecommunications) + ++ .         56,000              5,432,000
                                                         ---------------
TOTAL PREFERRED STOCKS (COST $10,300,000)                     10,190,750
                                                         ---------------
                                      PRINCIPAL
                                        AMOUNT
                                    ----------------
LONG-TERM BONDS AND NOTES (38.3%)
CORPORATE BONDS (18.7%)
Abitibi-Consolidated Inc., 6.95%,
 04/01/08.........................   $  9,350,000              9,040,515
Allied Waste North America,
 7.38%, 01/01/04 ++ ..............      8,900,000              8,989,000
American General Finance Corp.,
 8.45%, 10/15/09 .................      7,000,000              8,406,090
Associates Corp. N.A., 6.25%,
 11/01/08.........................      4,680,000              4,846,234
BankAmerica Corp., 7.88%, 12/01/02      1,500,000              1,619,490
BCH Cayman Islands Ltd.,
 7.70%, 07/15/06 .................     13,100,000             14,123,110
Celulosa Arauco Constitution,
 6.95%, 09/15/05 .................      7,500,000              6,660,000

                                       PRINCIPAL                MARKET
                                        AMOUNT                  VALUE
                                       ----------         --------------
CORPORATE BONDS (CONTINUED)
Centennial Cellular Corp.,
 10.13%, 05/15/05 ................   $  5,550,000           $  6,882,000
Chrysler Financial Corp., 5.25%,
 10/19/00.........................      6,150,000              6,151,107
Citicorp, Inc., 6.69%, 08/01/00 ..      4,500,000              4,593,240
Comcast Cellular Holdings, Inc.,
 9.50%, 05/01/07 .................     10,000,000             10,625,000
Commercial Mortgage Acceptance
 Corp., 5.80%, 03/15/06 ..........      6,452,097              6,455,122
CSX Corp., 7.45%, 05/01/07 .......     10,835,000             11,807,008
Exide Corp., 10.00%, 04/15/05 ++ .      7,595,000              7,557,025
Federal Mogul Co., 7.50%, 07/01/04     12,150,000             12,267,247
First Empire Capital Trust II,
 8.28%, 06/01/27 .................      7,000,000              7,775,600
Ford Motor Credit Corp., 6.63%,
 10/01/28.........................     13,020,000             13,370,629
Fred Meyer, Inc., 7.38%, 03/01/05       9,300,000              9,837,912
Globo Communicacoes,
 10.63%, 12/05/08 ++ .............      4,900,000              3,148,250
Household Finance Corp.,
 5.88%, 09/25/04 .................     12,150,000             12,163,000
HSBC America, 7.81%, 12/15/26 ++ .     12,250,000             11,735,623
IMC Global, Inc., 7.63%, 11/01/05       9,250,000              9,404,648
International Lease Finance Corp.,
 5.56%, 09/18/01 .................     15,000,000             14,964,600
Kaman Corp., 6.00%, 03/15/12 .....      5,646,000              5,504,850
Korean Development Bank,
 7.90%, 02/01/02 .................      9,350,000              8,992,830
MBIA, Inc., 6.63%, 10/01/28 ......      7,370,000              7,400,438
Merrill Lynch & Co., Inc.,
 5.75%, 11/04/02 .................      9,350,000              9,375,900
Norwest Financial, Inc., 5.38%,
 09/30/03.........................     15,000,000             14,913,300
Panama (Republic of), 7.88%,
 02/13/02 ++......................      6,200,000              5,905,500
Pitney Bowes,  Inc., 8.55%,
 09/15/09.........................     13,100,000             16,176,011
Raytheon Co., 6.75%, 08/15/07 ....     10,000,000             10,587,100
Riggs Capital Trust, 8.63%,
 12/31/26 ++......................      3,700,000              3,760,754
Rite Aid Corp., 6.00%, 10/01/03 ..     12,150,000             12,138,457
Rogers Cantel, Inc., 9.38%,
 06/01/08.........................      6,100,000              6,435,500
TCI Communications, Inc.,
 6.38%, 09/15/99 .................     18,000,000             18,143,820
Tenet Healthcare Corp., 7.88%,
 01/15/03.........................      4,900,000              4,958,751
Tenet Healthcare Corp., 8.00%,
 01/15/05.........................      2,800,000              2,842,000
USA Waste Management, Inc.,
 6.13%, 07/15/01 .................     12,750,000             12,829,050
WorldCom, Inc., 8.88%, 01/15/06 ..      3,431,000              3,749,980
                                                         ---------------
TOTAL CORPORATE BONDS (COST $336,482,513)                    346,136,691
                                                         ---------------
FOREIGN AND SUPRANATIONALS (1.3%)
African Development Bank,
 8.80%, 09/01/19 .................      7,000,000              8,964,760
Argent-Global Bond (Republic of
 Argentina), 11.38%, 01/30/17 ....      5,000,000              4,987,500
Banco de Galicia, 10.00%, 12/15/00
 ++ ..............................      4,650,000              4,673,250
United Mexican States Government,
 11.38%, 09/15/16 ................      4,600,000              4,876,000
                                                         ---------------
TOTAL FOREIGN AND SUPRANATIONALS (COST $21,369,315)           23,501,510
                                                         ---------------


60     See Notes to Portfolio of Investments.

================================================================================
                                       PRINCIPAL                MARKET
                                        AMOUNT                  VALUE
                                       ----------         --------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (1.7%)
American Southwest Financial
 Securities Corp., 8.00%, 01/18/0     $ 7,723,998         $    8,124,680
Chase Mortgage Finance Corp.,
 6.75%, 11/25/09 .................        428,256                424,643
CS First Boston Mortgage Corp.,
 6.48%, 05/17/08 .................      7,500,000              7,633,594
DLJ Mortgage Acceptance Corp.,
 8.10%, 06/18/04 .................      4,650,000              4,561,359
Kidder Peabody Acceptance Corp.,
 8.80%, 04/01/07 .................      5,000,000              5,478,125
Merrill Lynch Mortgage Investors,
 Inc., 7.71%, 06/15/21 ...........      6,110,514              6,211,719
                                                         ---------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES (COST             32,434,120
 $30,609,604)                                            ---------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (16.0%)
Federal Home Loan Mortgage Corp.,
 6.00%, 11/15/08 .................      8,200,000              8,209,143
Federal National Mortgage
 Association, 6.00%, 11/01/23 ....     22,708,609             22,417,666
Federal National Mortgage
 Association, 6.00%, 11/01/28 ....     19,000,000             18,790,240
Federal National Mortgage
 Association, 6.50%, 11/01/28 ....     32,672,231             32,917,273
Federal National Mortgage
 Association, 6.50%, 12/01/28 ....     23,953,429             24,110,564
Federal National Mortgage
 Association, 9.50%, 10/01/16 ....     10,515,425             11,235,079
GMAC Commercial Mortgage,
 6.87%, 08/15/07 .................      4,500,000              4,800,308
Government National Mortgage
 Association, 6.50%, 05/15/28 ....     30,062,442             30,391,325
Government National Mortgage
 Association, 6.50%, 10/20/28 ....     23,297,215             23,399,024
Government National Mortgage
 Association, 7.50%, 12/15/23 ....     52,250,571             53,932,517
Government National Mortgage
 Association, 8.00%, 12/15/23 ....     54,330,287             56,503,498
Tyco International Group, 6.38%,
 06/15/05.........................      9,350,000              9,569,660
                                                         ---------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES      296,276,297
 (COST $295,755,292)                                     ---------------
U.S. GOVERNMENT OBLIGATIONS (0.6%)
U.S. Treasury Bond, 6.75%,
 08/15/26.........................      6,220,000              7,451,373
U.S. Treasury Bond, 7.25%,
 05/15/16.........................      1,400,000              1,695,974
U.S. Treasury Note, 6.50%,
 10/15/06.........................      2,500,000              2,773,050
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $9,971,725)           11,920,397
                                                         ---------------
TOTAL LONG-TERM BONDS AND NOTES                              710,269,015
 (COST $694,188,449)                                     ---------------


                                       PRINICIPAL               MARKET
                                         AMOUNT                 VALUE
                                       ----------         --------------
SHORT-TERM INVESTMENTS (1.2%)
Federal Home Loan Mortgage Corp.,
 4.70%, 01/04/99 .................    $21,927,000         $   21,927,000
TOTAL SHORT-TERM INVESTMENTS (COST $21,927,000)               21,927,000
                                                         ---------------
TOTAL INVESTMENTS (COST $1,633,187,826)(a)                 1,859,478,407
OTHER ASSETS LESS LIABILITIES                                 (7,122,906)
                                                         ---------------
TOTAL NET ASSETS                                          $1,852,355,501
                                                         ---------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $1,640,792,642. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains...............................            $244,725,949

Unrealized losses..............................             (26,040,184)
                                                           ------------
Net unrealized Gain............................            $218,685,765
                                                           ============

 + Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

Information concerning restricted securities at December 31, 1998 is shown below:

                                                               COST
                                                             ---------
Allied Waste North America ..............................    $  8,886,982

Banco de Galicia ........................................       4,650,000

Exide Corp ..............................................       7,873,694

Globo Communicacoes .....................................       4,913,970

HSBC America ............................................      11,971,454

Panama (Republic of) ....................................       6,202,566

Riggs Capital Trust .....................................       3,700,000
                                                             ------------
                                                              $48,198,666
                                                             ============

The market value of the total restricted securities above represent 2.47% of the total net assets.

Category percentages are based on net assets.


                                       See Notes to Financial Statements.     61

GROWTH AND INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
GROWTH AND INCOME
================================================================================

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
COMMON STOCKS (95.2%)
UNITED STATES (91.0%)
AIR TRANSPORT (1.4%)
Airborne Freight Corp. ............         55,000          $  1,983,437
AMR Corp. + .......................      1,275,300            75,720,938
Delta Air Lines, Inc. .............      1,141,200            59,342,400
                                                            ------------
                                                             137,046,775
                                                            ------------
AUTO PARTS AND HARDWARE (1.2%)
Black & Decker Corp. ..............      2,144,800           120,242,850
                                                            ------------
AUTOMOTIVE (3.8%)
Dura Automotive Systems, Inc. + ...         63,900             2,180,588
Ford Motor Co. ....................      2,862,400           167,987,100
General Motors Corp. ..............      1,886,700           135,016,968
Johnson Controls,  Inc. ...........      1,104,200            65,147,800
                                                            ------------
                                                             370,332,456
                                                            ------------
BANKS AND THRIFTS (3.3%)
AmSouth Bancorporation ............        196,400             8,960,750
Bank One Corp. ....................         73,548             3,755,545
Bank United Corp. .................         46,500             1,825,125
Chase Manhattan Corp. .............        574,800            39,122,325
Comerica, Inc. ....................      1,067,700            72,803,794
Commerce Bancshares, Inc. .........         58,200             2,473,500
Dime Bancorp, Inc. ................        359,000             9,491,063
Fifth Third Bancorp ...............        659,000            46,994,937
FirstFed Financial Corp. + ........        336,600             6,016,725
Fleet Financial Group,  Inc. ......        252,400            11,279,125
Golden West Financial Corp. .......        902,200            82,720,463
IMRglobal Corp. + .................        141,300             4,159,518
Prime Bancshares, Inc. ............         16,700               288,075
Suntrust Banks, Inc. ..............        391,800            29,972,700
                                                            ------------
                                                             319,863,645
                                                            ------------
BIOTECH AND MEDICAL PRODUCTS (2.8%)
ADAC Laboratories + ...............        231,800             4,628,756
Agouron Pharmaceuticals, Inc. + ...         35,000             2,056,250
Alpharma, Inc. Class B ++ .........        383,017            13,525,288
Amgen, Inc. + .....................      1,059,700           110,804,881
Barr Laboratories, Inc. + .........         63,200             3,033,600
Bindley Western Industries,  Inc. .         68,533             3,375,250
Bio-Rad Labs, Inc. + ..............         54,600             1,146,600
Biogen, Inc. + ....................         98,200             8,150,600
Datascope Corp. + .................        397,400             9,140,200
Guidant Corp. .....................        426,200            46,988,550
Hanger Orthopedic Group, Inc. + ...        241,900             5,442,750
Immunex Corp. + ...................         25,700             3,233,381
Maxxim Medical, Inc. + ............        240,600             7,157,850
MedImmune, Inc. + .................         26,900             2,674,869
Mylan Laboratories, Inc. ..........         55,700             1,754,550
Ocular Sciences Inc. + ............        135,200             3,616,600
OEC Medical Systems, Inc. + .......        147,100             4,624,456
Osteotech, Inc. + .................        143,000             6,649,500


                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
BIOTECH AND MEDICAL PRODUCTS (CONTINUED)
VISX, Inc. + ......................        391,000          $ 34,188,063
                                                            ------------
                                                             272,191,994
                                                            ------------
COMMERCIAL SERVICES (1.0%)
Bowne & Co., Inc. .................        621,400            11,107,525
Day Runner, Inc. + ................        253,300             3,672,850
Deluxe Corp. ......................      1,399,500            51,169,218
Engineering Animation, Inc. + .....        135,150             7,298,100
Franklin Covey Co. + ..............          5,800                97,150
Galileo International, Inc. .......        491,500            21,380,250
Modis Professional Services + .....        227,000             3,291,500
                                                            ------------
                                                              98,016,593
                                                            ------------
COMPUTERS (6.7%)
Apple Computer, Inc. + ............      3,371,900           138,037,156
Broadcom Corp. + ..................         35,000             4,226,250
Ceridian Corp. + ..................        487,100            34,005,668
Dell Computer Corp. + .............        832,900            60,957,869
International Business Machines
 Corp. @ ..........................      1,261,800           233,117,550
Jabil Circuit, Inc. + .............         10,300               768,638
Micron Electronics, Inc. + ........        100,000             1,731,250
NCR Corp. + .......................        100,800             4,208,400
SPR, Inc. + .......................         72,900             1,257,525
Sun Microsystems, Inc. + ..........      2,110,300           180,694,438
                                                            ------------
                                                             659,004,744
                                                            ------------
CONGLOMERATE AND AEROSPACE (3.8%)
Alliant Techsystems, Inc. + .......         19,700             1,624,018
Cordant Technologies, Inc. ........        180,900             6,783,750
Ducommun, Inc. + ..................         18,800               259,675
General Dynamics Corp. ............        979,500            57,423,187
General Electric Co. ..............         27,736             2,830,806
Goodrich (B. F.) Co. ..............      1,253,880            44,982,945
Gulfstream Aerospace Corp. + ......        195,000            10,383,750
Kellstrom Industries, Inc. + ......        537,800            15,461,750
Loews Corp. .......................      1,042,300           102,405,975
Northrop Grumman Corp. ............         87,300             6,383,813
United Technologies Corp. .........      1,110,500           120,766,875
                                                            ------------
                                                             369,306,544
                                                            ------------
CONSUMER FINANCE (0.7%)
Countrywide Credit Industries, Inc.      1,048,700            52,631,631
Crescent Operating, Inc. + ........         46,200               219,450
Federal National Mortgage
 Association.......................        176,300            13,046,200
                                                            ------------
                                                              65,897,281
                                                            ------------
CONSUMER PRODUCTS (2.5%)
American Greetings Corp. ..........        815,200            33,474,150
Blyth Industries, Inc. + ..........        293,800             9,181,250
Dial Corp. ........................        124,800             3,603,600
M & F Worldwide Corp. + ...........        222,500             2,238,906
National R.V. Holdings, Inc. + ....        375,450             9,667,838
Procter & Gamble Co. ..............      2,065,900           188,642,494
                                                            ------------
                                                             246,808,238
                                                            ------------

62     See Notes to Portfolio of Investments.


================================================================================

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
CONSUMER SERVICES (1.5%)
Anchor Gaming + ...................         99,000           $ 5,581,125
Avis Rent A Car, Inc. + ...........        397,400             9,612,113
Brinker International, Inc. + .....        283,400             8,183,175
Championship Auto Racing Teams,
 Inc. + ...........................         83,400             2,470,725
Darden Restaurants, Inc. ..........      2,628,700            47,316,600
eBay Inc. + .......................         36,200             8,733,250
Foodmaker, Inc. + .................        396,100             8,738,956
Grand Casinos, Inc. + .............      1,003,800             8,093,137
Harvey's Casino Resorts ...........         70,300             1,946,431
Promus Hotel Corp. + ..............        211,720             6,854,435
Sonic Corp. + .....................        280,950             6,988,631
Tricon Global Restaurants, Inc. + .        618,900            31,022,363
                                                            ------------
                                                             145,540,941
                                                            ------------
CONSUMER SPECIALTIES (0.2%)
Hasbro, Inc. ......................         92,000             3,323,500
International Speedway Corp. ......        182,500             7,391,250
Russ Berrie & Co., Inc. ...........        214,200             5,033,700
Speedway Motorsports, Inc. + ......        238,000             6,783,000
                                                            ------------
                                                              22,531,450
                                                            ------------
DATA AND IMAGING SERVICES (7.2%)
America Online, Inc. ..............        121,200            19,392,000
Avant! Corp. + ....................         65,000             1,040,000
Citrix Systems, Inc. + ............         37,650             3,654,403
Computer Associates International,
 Inc...............................      2,838,900           121,008,113
Computer Horizons Corp. + .........         11,300               300,863
Compuware Corp. + .................        163,000            12,734,374
Factset Research Systems, Inc. + ..         77,700             4,797,974
Geotel Communications Corp. + .....         83,200             3,099,200
Intuit Inc. + .....................         91,400             6,626,500
Keane, Inc. + .....................        343,300            13,710,544
Microsoft Corp. + .................      1,755,900           243,521,381
Oracle Corp. + ....................      3,820,400           164,754,750
Pinnacle Systems,  Inc. + .........         23,600               843,700
Pixar, Inc. + .....................        190,600             6,671,000
Progress Software Corp. + .........        328,950            11,102,063
Project Software & Development,
  Inc. + ..........................         61,300             2,053,550
QLogic Corp. + ....................        438,400            57,375,600
Quantum Corp. + ...................        136,200             2,894,250
Siebel Systems, Inc. + ............        532,300            18,064,931
Software AG Systems, Inc. + .......        276,000             5,002,500
Symantec Corp. + ..................         70,100             1,524,675
THQ, Inc. + .......................         40,900             1,145,200
VERITAS Software Corp. + ..........         14,200               851,113
Viasoft, Inc. + ...................        107,050               749,350
                                                            ------------
                                                             702,918,034
                                                            ------------
DISCRETIONARY RETAIL (7.4%)
American Eagle Outfitters, Inc. + .        491,400            32,739,525
Ames Department Stores, Inc. + ....        238,500             6,439,500
Barnes & Noble, Inc. + ............         96,600             4,105,500
Best Buy Co., Inc. + ..............        343,000            21,051,625


                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
DISCRETIONARY RETAIL (CONTINUED)
Cato Corp. (The) ..................        494,400           $ 4,866,750
CompUSA, Inc. + ...................         91,100             1,189,994
CSK Auto Corp. + ..................         79,800             2,129,663
Dress Barn, Inc. + ................        216,300             3,285,055
Federated Department Stores, Inc. +      2,100,000            91,481,250
Gap, Inc. .........................      1,745,850            98,204,063
Home Depot,  Inc. .................        831,400            50,871,287
Just For Feet, Inc. + .............         80,000             1,390,000
Kmart Corp. + .....................        196,100             3,002,781
Linens 'n Things, Inc. + ..........         74,400             2,948,100
Lowe's Co., Inc. ..................      2,933,600           150,163,650
Micro Warehouse, Inc. + ...........        416,900            14,096,431
Musicland Stores Corp. + ..........        904,800            13,515,450
Office Depot, Inc. + ..............         24,800               916,050
Renters Choice, Inc. + ............        178,700             5,673,725
Tandy Corp. .......................        731,000            30,108,063
TJX Companies, Inc. ...............      6,253,400           181,348,600
Transport World Entertainment Corp. +       59,550             1,135,172
Zale Corp. + ......................        281,900             9,091,275
                                                            ------------
                                                             729,753,509
                                                            ------------
DIVERSIFIED FINANCIAL SERVICES (0.9%)
Morgan Stanley, Dean Witter,
 Discover & Co. ...................      1,113,600            79,065,600
Transamerica Corp. ................         59,400             6,860,700
                                                            ------------
                                                              85,926,300
                                                            ------------
DRUGS (4.9%)
Abbott Laboratories ...............      2,905,100           142,349,900
American Home Products Corp. ......        820,400            46,198,775
Eli Lilly & Co. ...................      1,579,700           140,395,837
IDEC Pharmaceuticals Corp. + ......         20,000               940,000
Johnson & Johnson @ ...............        150,000            12,581,250
Medicis Pharmaceutical Corp. + ....         96,600             5,759,775
Merck & Co., Inc. .................        638,300            94,268,931
Roberts Pharmaceutical Corp. + ....        999,200            21,732,600
Theragenics Corp. + ...............         87,500             1,471,094
Warner Lambert Co. ................        159,700            12,007,444
                                                            ------------
                                                             477,705,606
                                                            ------------
ELECTRIC UTILITIES (1.3%)
Allegheny Energy, Inc. ............        224,000             7,728,000
Black Hills Corp. .................         87,000             2,294,625
Citizens Utilities Co. + ..........         91,862               746,377
Cleco Corp. .......................         68,700             2,357,268
Conectiv, Inc. ....................         64,000             1,568,000
Edison International ..............        157,700             4,395,887
Energy East Corp. .................        228,400            12,904,600
Entergy Corp. .....................        322,500            10,037,813
Florida Progress Corp. ............        199,800             8,953,538
Minnesota Power, Inc. .............         50,400             2,217,600
Niagara Mohawk Power Corp. + ......      2,890,900            46,615,763
OGE Energy Corp. ..................        293,500             8,493,156
PG&E Corp. ........................        400,000            12,600,000


                                   See Notes to Portfolio of Investments.     63


GROWTH AND INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
GROWTH AND INCOME (CONTINUED)
================================================================================
                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Public Service Enterprise Group,
 Inc...............................         15,000          $    600,000
SIGCORP, Inc. .....................        137,400             4,903,463
                                                            ------------
                                                             126,416,090
                                                            ------------
ELECTRICAL MACHINERY AND INSTRUMENTS (1.1%)
Waters Corp. + ....................        100,000             8,725,000
Xerox Corp. @ .....................        799,100            94,293,800
                                                            ------------
                                                             103,018,800
                                                            ------------
ELECTRONIC MEDIA (0.9%)
Capstar Broadcasting Corp. + ......        195,500             4,472,063
CBS Corp. .........................        146,200             4,788,050
Infinity Broadcasting Corp. + .....        100,000             2,737,500
USA Networks, Inc. + ..............         91,600             3,034,250
Viacom, Inc. + ....................        929,300            68,768,200
Young Broadcasting Corp. + ........         68,800             2,881,000
                                                            ------------
                                                              86,681,063
                                                            ------------
FOOD AND BEVERAGE (0.2%)
Applebee's International, Inc. ....        405,400             8,361,375
Aurora Foods, Inc. + ..............         71,000             1,406,688
Canandiagua Brands, Inc. + ........         19,900             1,150,468
Earthgrains Co. (The) .............         21,200               655,875
IBP, Inc. .........................        281,800             8,207,425
                                                            ------------
                                                              19,781,831
                                                            ------------
FOOD AND DRUG RETAIL (3.8%)
Casey's General Stores, Inc. ......        163,600             2,131,913
CVS Corp. .........................      1,825,800           100,419,000
Duane Reade, Inc. + ...............         27,300             1,051,050
Fleming Companies, Inc. ...........        987,500            10,245,313
Kroger Co. (The) + ................      2,188,300           132,392,150
Longs Drug Stores, Inc. ...........      1,161,700            43,563,750
Rite Aid Corp. ....................        933,400            46,261,637
Safeway, Inc. + ...................        132,200             8,055,937
SUPERVALU, Inc. ...................      1,067,300            29,884,400
                                                            ------------
                                                             374,005,150
                                                            ------------
FOREST PRODUCTS AND BUILDING MATERIALS (1.4%)
Ball Corp. ........................        491,100            22,467,825
Boise Cascade Corp. ...............         99,100             3,072,100
Centex Construction Products, Inc.         245,500             9,973,438
Delta & Pine Land Co. .............         68,400             2,530,800
Georgia-Pacific Corp. .............        626,800            14,925,675
Lafarge Corp. .....................        344,300            13,944,150
Lone Star Industries, Inc. ........        329,600            12,133,400
Masco Corp. .......................      1,643,500            47,250,625
Owens Corning .....................        230,600             8,171,887
USG Corp. .........................        148,101             7,543,854
                                                            ------------
                                                             142,013,754
                                                            ------------
GAS UTILITIES (1.6%)
Coastal Corp. (The) ...............        917,100            32,041,181
Columbia Energy Group .............      1,015,400            58,639,350
Eastern Enterprises ...............         68,400             2,992,500


                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
GAS UTILITIES (CONTINUED)
Energen Corp. .....................        159,200          $  3,104,400
Enron Corp. .......................         79,000             4,507,937
Sempra Energy .....................      2,067,107            52,452,840
Southwest Gas Corp. ...............        109,900             2,953,563
Southwestern Energy Co. ...........        255,500             1,916,250
                                                            ------------
                                                             158,608,021
                                                            ------------
HEALTH SERVICES (0.6%)
Bergen Brunswig Corp. .............         69,300             2,416,837
HBO & Co. .........................        550,000            15,778,125
Lincare Holdings, Inc. + ..........        353,500            14,338,844
Pediatrix Medical Group, Inc. + ...        176,400            10,572,975
Trigon Healthcare, Inc. + .........        298,500            11,137,781
United Healthcare Corp. ...........         93,100             4,009,119
                                                            ------------
                                                              58,253,681
                                                            ------------
HEAVY MACHINERY (0.2%)
Gardner Denver Machinery, Inc. + ..         71,900             1,060,525
NACCO Industries,  Inc. ...........         91,200             8,390,400
Navistar International Corp. + ....        490,100            13,967,850
                                                            ------------
                                                              23,418,775
                                                            ------------
HOUSING AND FURNISHINGS (2.0%)
Centex Corp. ......................      2,149,600            96,866,350
Fleetwood Enterprises, Inc. .......        697,200            24,227,700
Herman Miller, Inc. ...............         56,000             1,505,000
Kaufman & Broad Home Corp. ........      1,375,500            39,545,625
Lennar Corp. ......................         64,400             1,626,100
Pulte Corp. .......................      1,155,800            32,145,688
Ryland Group, Inc. ................        137,400             3,967,425
Winsloew Furniture, Inc. + ........          3,300                87,450
                                                            ------------
                                                             199,971,338
                                                            ------------
INDUSTRIAL SERVICES (0.4%)
American Buildings Co. + ..........         53,300             1,305,850
Fluor Corp. .......................        595,300            25,337,457
Milacron, Inc. ....................        460,800             8,870,400
RTI International Metals + ........        335,200             4,692,800
Safety-Kleen Corp. + ..............         62,675               885,284
                                                            ------------
                                                              41,091,791
                                                            ------------
INSURANCE (3.7%)
Allstate Corp. (The) ..............      3,180,200           122,835,225
CIGNA Corp. .......................        994,500            76,887,281
Conseco, Inc. .....................      1,758,487            53,743,759
ESG Re Ltd. .......................         28,900               585,225
First American Financial Corp. ....        397,450            12,768,081
Hartford Life, Inc. ...............        130,600             7,607,450
LandAmerica Financial Group, Inc. @        185,100            10,330,894
MGIC Investment Corp. .............      1,294,100            51,521,356
Mutual Risk Management Ltd. .......        210,932             8,252,715
Nationwide Financial Services, Inc.         67,200             3,473,400
PacifiCare Health Systems, Inc. + .        119,700             9,516,150
Stewart Information Services Corp.          35,600             2,064,800
                                                            ------------
                                                             359,586,336
                                                            ------------

================================================================================

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
INVESTMENT SERVICES (0.6%)
Firstar Corp. .....................          7,000          $    652,750
Investors Financial Services Corp.          34,200             2,039,175
Providian Financial Corp. .........        690,900            51,817,500
Telebanc Financial Corp. + ........         73,100             2,485,400
Vermont Financial Services Corp. ..         45,600             1,516,200
                                                            ------------
                                                              58,511,025
                                                            ------------
MAJOR TELECOMMUNICATIONS (6.7%)
ALLTEL Corp. @ ....................        906,810            54,238,573
AT&T Corp. ........................      1,881,400           141,575,350
Bell Atlantic Corp. ...............      1,763,400           100,183,163
BellSouth Corp. ...................      1,198,200            59,760,224
SBC Communications, Inc. ..........         38,113             2,043,810
Sprint Corp. ......................      1,861,000           156,556,625
Sprint PCS + ......................        837,200            19,360,250
U.S. WEST, Inc. ...................      1,852,200           119,698,425
                                                            ------------
                                                             653,416,420
                                                            ------------
OIL (1.5%)
Ashland Oil, Inc. .................      1,219,200            58,978,800
Penn Virginia Corp. ...............          9,400               172,725
Sunoco Inc. .......................      2,039,100            73,535,044
Tesoro Petroleum Corp. + ..........      1,084,600            13,150,775
                                                            ------------
                                                             145,837,344
                                                            ------------
OIL SERVICES (0.3%)
BJ Services Co. + .................        156,500             2,445,313
Cal Dive International, Inc. + ....         68,500             1,421,375
McDermott International, Inc. .....         80,000             1,975,000
Santa Fe International Corp. ......        137,800             2,015,325
Seitel, Inc. + ....................        514,300             6,396,606
Tidewater, Inc. ...................        369,900             8,577,056
Tosco Corp. .......................        267,400             6,918,975
Trico Marine Services, Inc. + .....        516,300             2,516,963
                                                             -----------
                                                              32,266,613
                                                             -----------
OTHER TELECOMMUNICATIONS (1.0%)
Aerial Communications, Inc. + .....        213,900             1,256,663
Century Telephone Enterprises, Inc.        358,950            24,229,125
Cincinnati Bell Inc. ..............         57,500             2,174,218
Comverse Technology, Inc. + .......         45,500             3,230,500
Excel Switching Corp. + ...........         47,500             1,805,000
L-3 Communications Holdings, Inc. +         34,300             1,597,094
Lucent Technologies, Inc. .........        194,200            21,362,000
Teligent, Inc. + ..................         91,400             2,627,750
Tellabs, Inc. + ...................        636,900            43,667,456
                                                             -----------
                                                             101,949,806
                                                             -----------
PRINT MEDIA (2.3%)
Central Newspapers,  Inc. .........         25,000             1,785,937
Knight-Ridder, Inc. ...............      1,386,400            70,879,700
McClatchy  Newspapers, Inc. .......        212,500             7,517,187
McGraw-Hill Co., Inc. .............        437,500            44,570,313
Media General, Inc. + .............        112,900             5,983,700
New York Times Co. ................      2,609,800            90,527,438


                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
PRINT MEDIA (CONTINUED)
Thomas Nelson,  Inc. ..............        100,000           $ 1,350,000
                                                             -----------
                                                             222,614,275
                                                             -----------
PRODUCER GOODS (2.1%)
C & D Technologies, Inc. ..........        155,000             4,262,500
Gleason Corp. .....................         83,500             1,513,437
Graco, Inc. .......................        265,500             7,832,250
Honeywell, Inc. ...................        123,400             9,293,563
Ingersoll-Rand Co. ................      2,342,200           109,937,013
Kaydon Corp. ......................        214,500             8,593,406
Special Metals Corp. + ............         76,700               685,506
Tecumseh Products Co. .............         20,800               969,800
Tyco International Ltd. ...........        793,778            59,880,627
Varlen Corp. ......................        174,937             4,034,485
                                                            ------------
                                                             207,002,587
                                                            ------------
REAL ESTATE INVESTMENT TRUSTS (4.4%)
AMB Property Corp. ................         30,400               668,801
American Health Properties, Inc. ..         91,600             1,889,250
Apartment Investment & Management
 Co................................        237,900             8,846,906
Archstone Communities Trust .......        250,000             5,062,500
Arden Realty Group, Inc. ..........        245,900             5,701,806
Avalon Bay Communities, Inc. ......        242,892             8,319,051
Beacon Capital + [plus sign] ......        267,600             4,281,600
Bedford Property Investors, Inc. @          56,700               956,813
Boston Properties, Inc. ...........         44,800             1,366,400
Boykin Lodging Co. ................         77,700               961,538
Brandywine Realty Trust ...........        263,200             4,704,700
Cabot Industrial Trust ............         88,300             1,804,631
Camden Property Trust .............        286,699             7,454,174
Captec Net Lease Realty, Inc. .....        154,000             1,925,000
Carramerica Realty Corp. ..........        208,400             5,001,600
CBL & Associates Properties, Inc. .        464,600            11,992,488
CCA Prison Realty Trust ...........        183,700             3,765,850
Chateau Communities, Inc. .........         90,900             2,664,506
Chelsea GCA Realty,  Inc. .........         61,400             2,187,375
Colonial Properties Trust .........        606,100            16,137,413
Commercial Net Lease Realty .......        162,600             2,154,450
Cornerstone Properties, Inc. ......        251,800             3,934,375
Cousins Properties, Inc. ..........        149,400             4,818,150
Crescent Real Estate Equities,
  Inc..............................        512,700            11,792,100
Criimi Mae, Inc. ..................        222,600               779,100
Crown America Realty Trust ........        228,300             1,769,325
Developers Diversified Realty Corp.        112,800             2,002,200
Duke Realty Investments, Inc. .....        422,200             9,816,150
Eastgroup Properties, Inc. ........         74,450             1,372,672
Equity Inns, Inc. .................         66,700               641,988
Equity Office Properties Trust ....      1,149,066            27,577,584
Equity One, Inc. ..................         69,300               628,031
Equity Residential Properties Trust        637,817            25,791,725
Essex Property Trust, Inc. ........        163,700             4,870,075
FelCor Lodging Trust Inc. .........         76,200             1,757,363


                                   See Notes to Portfolio of Investments.     65

GROWTH AND INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
GROWTH AND INCOME (CONTINUED)

================================================================================
                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
First Industrial Realty Trust, Inc.        278,800          $  7,475,325
Franchise Finance Corp. of America         172,100             4,130,400
Gables Residential Trust ..........         53,100             1,231,256
General Growth Properties, Inc. ...        190,500             7,215,187
Glenborough Realty Trust, Inc. ....        146,100             2,976,787
Glimcher Realty Trust .............         81,400             1,276,963
Golf Trust of America, Inc. .......         72,700             2,017,425
Health Care REIT, Inc. ............        208,300             5,389,763
Healthcare Realty Trust, Inc. .....        229,373             5,117,885
Highwood Properties, Inc. .........        204,400             5,263,300
Home Properties of New York, Inc. .         22,800               587,100
Hospitality Properties Trust ......         75,000             1,809,375
HRPT Properties Trust .............        713,700            10,036,406
Imperial Credit Commercial Mortgage
 Investment Corp. .................         55,200               517,500
Innkeepers USA Trust ..............        135,900             1,605,318
Kilroy Realty Corp. ...............        153,600             3,532,800
Kimco Realty Corp. ................        601,700            23,879,968
Koger Equity, Inc. ++ .............        150,000             2,578,125
Lexington Corporate Properties
 Trust.............................         67,200               844,200
Liberty Property Trust ............        370,900             9,133,413
Mack-Cali Realty Corp. ............         11,700               361,237
Manufactured Home Communities, Inc.        109,400             2,741,837
Meditrust Companies Corp. .........        253,400             3,832,675
MeriStar Hospitality Corp. ........        105,259             1,953,870
Merry Land Properties, Inc. + .....          7,195                26,082
MGI Properties, Inc. ..............         70,500             1,969,594
Mid-America Apartment Communities,
 Inc...............................         50,300             1,141,181
National Golf Properties, Inc. ....        205,100             5,935,081
National Health Investors, Inc. ...         44,500             1,098,594
OMEGA Healthcare Investors, Inc. ..        129,500             3,909,281
Parkway Properties, Inc. ..........         81,900             2,559,375
Post Properties, Inc. .............        330,000            12,684,375
Prentiss Properties Trust .........        237,600             5,301,450
Prime Retail, Inc. ................        142,600             1,399,263
ProLogis Trust ....................        223,725             4,642,294
PS Business Parks, Inc. ...........         51,800             1,236,725
Public Storage, Inc. ..............        295,600             7,999,675
Ramco-Gerhenson Properties Trust ..         18,075               262,087
Reckson Associates Realty Corp. ...        163,300             3,623,218
Reckson Service Industries + ......         25,680               105,930
Regency Realty Corp. ..............        118,600             2,638,850
RFS Hotel Investors, Inc. .........        105,500             1,292,375
Shurgard Storage Centers, Inc. ....         90,800             2,343,775
Simon Property Group, Inc. ........        578,244            16,479,954
SL Green Realty Corp. .............         84,200             1,820,825
Sovran Self Storage, Inc. .........         19,500               489,937
Spieker Properties, Inc. ..........        156,300             5,411,887
Starwood Financial Trust ..........          1,801               108,060
Starwood Lodging Trust ............        638,200            14,479,163
Storage Trust Realty ..............         61,100             1,428,213


                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Sun Communities, Inc. .............        121,150         $   4,217,534
Sunstone Hotel Investors, Inc. ....        100,000               943,750
Tanger Factory Outlet Centers, Inc.         66,200             1,402,613
Tower Realty Trust, Inc. ..........         74,900             1,507,363
Trinet Corporate Realty Trust,
  Inc..............................         62,550             1,673,213
United Dominion Realty Trust, Inc.         265,508             2,738,051
Universal Health Realty Income
 Trust.............................         80,700             1,583,737
Urban Shopping Centers, Inc. ......         95,500             3,127,625
Vornado Operating Co. + ...........         15,070               121,502
Vornado Realty Trust ..............        301,400            10,172,250
Walden Residential Properties, Inc.         96,600             1,974,263
Weeks Corp. .......................         52,300             1,474,206
Weingarten Realty Investors .......         19,700               879,113
                                                           -------------
                                                             433,108,269
                                                           -------------
SEMICONDUCTORS AND ELECTRONICS (4.5%)
Alltrista Corp. + .................          9,800               235,200
Altera Corp. + ....................        132,100             8,041,587
AMP, Inc. .........................      2,326,800           121,139,025
Analog Devices, Inc. + ............        125,000             3,921,875
C-Cube Microsystems, Inc. + .......        146,600             3,976,525
Cirrus Logic, Inc. + ..............         48,100               471,981
Intel Corp. .......................      2,206,100           261,560,731
Lattice Semiconductor Corp. + .....         50,000             2,295,313
Linear Technology Corp. ...........         22,300             1,997,244
Sanmina Corp. + ...................        165,600            10,350,000
SLI, Inc. + .......................        102,200             2,836,050
Solectron Corp. + .................         18,500             1,719,344
Vitesse Semiconductor Corp. + .....        290,300            13,244,937
Xilinx, Inc. + ....................         64,100             4,174,513
                                                           -------------
                                                             435,964,325
                                                           -------------
SPECIALTY CHEMICALS (0.1%)
Albemarle Corp. ...................         26,800               636,500
Engelhard Corp. ...................         64,600             1,259,700
International Specialty Products,
 Inc. + ...........................         59,100               801,544
Millennium Chemicals, Inc. + ......        190,600             3,788,174
Solutia, Inc. .....................        100,700             2,253,163
                                                           -------------
                                                               8,739,081
                                                           -------------
STEEL (0.1%)
Texas Industries, Inc. ............        358,100             9,646,319
                                                           -------------
SURFACE TRANSPORT (0.3%)
Burlington Northern Santa Fe Corp.         834,100            28,150,875
U.S. Freightways Corp. ............        137,000             3,990,125
                                                           -------------
                                                              32,141,000
                                                           -------------
TEXTILES AND APPAREL (0.6%)
Abercrombie & Fitch Co. + .........        672,300            47,565,226
Gerber Childrenswear, Inc. + ......         38,000               330,125
Intimate Brands, Inc. .............        470,200            14,047,225
                                                              61,942,576
                                                           -------------
TOTAL UNITED STATES (COST $7,528,393,643)                  8,919,073,230
                                                           -------------

66     See Notes to Portfolio of Investments.


================================================================================

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
FOREIGN COMMON STOCKS (4.2%)
AUSTRALIA (0.1%)
Telstra Corp. Ltd
 (Other Telecommunications) + .....        734,900          $  3,439,510
Westpac Banking Corp. Ltd.
 (Banks and Thrifts) ..............        956,195             6,404,907
                                                            ------------
TOTAL AUSTRALIA                                                9,844,417
                                                            ------------
BELGIUM (0.0%)
Delhaize-le Lion SA
 (Food and Beverage) ..............         44,600             3,946,696
                                                            ------------
CANADA (0.0%)
BCE Inc. (Major Telecommunications)            500                18,936
Canadian National Railway Co.
 (Surface Transport) ..............         66,600             3,454,875
Canadian National Railway Co.
 (Surface Transport) ..............          5,000               259,603
                                                            ------------
TOTAL CANADA                                                   3,733,414
                                                            ------------
DENMARK (0.1%)
Den Danske Bank (Investment
 Services).........................         12,600             1,692,670
Tele Danmark A/S
 (Major Telecommunications) .......         46,700             6,302,978
                                                            ------------
TOTAL DENMARK                                                  7,995,648
                                                            ------------
FINLAND (0.1%)
Nokia Corp., ADR
 (Other Telecommunications) .......         62,700             7,551,432
Sampo Insurance Co. (Insurance) ...         14,600               557,945
Tieto Corp. (Data and Imaging
 Services).........................          4,200               188,292
Valmet Oyj (Consumer Services) ....         39,900               535,845
                                                            ------------
TOTAL FINLAND                                                  8,833,514
                                                            ------------
FRANCE (0.5%)
Credit Commercial de France
 (Banks and Thrifts) + ............         55,000             5,109,914
Elf Aquitaine SA (Oil) ............         35,000             4,047,474
Etablissements Economiques du
 Casino Guichard-Perrachon SA
 (Commercial Services) + ..........         53,300             5,553,078
Gemini Sogeti SA (Insurance) ......         40,500             6,503,258
Groupe Danone (Food and Beverage) .         21,100             6,043,464
Lafarge SA
 (Forest Products and Building
 Materials)........................         29,700             2,823,153
Renault SA (Automotive) ...........         97,800             4,394,365
Sanofi SA (Drugs) .................         35,200             5,797,143
Scor (Insurance) ..................         59,300             3,922,407
Societe Generale (Banks and
 Thrifts)..........................          9,270             1,501,799
Vivendi (Utilities - Water) .......         23,250             6,034,961
                                                            ------------
TOTAL FRANCE                                                  51,731,016
                                                            ------------
GERMANY (0.3%)
Bayericshe Hypo-und Vereinsb
 (Chemicals) + ....................         40,287             3,156,493
BHF-Bank AG (Banks and Thrifts) ...         96,000             3,861,671


                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
GERMANY (CONTINUED)
DaimlerChrysler AG (Automotive) ...         27,563          $  2,722,210
Deutsche Pfandbrief &
 Hypothekenbank AG (Banks and
 Thrifts)..........................         62,300             5,460,975
Douglas Holding AG
 (Discretionary Retail) ...........         11,700               691,913
Gehe AG (Health Services) .........         76,700             5,295,688
Mannesmann AG (Producer Goods) ....         41,050             4,707,343
Metro AG (Discretionary Retail) ...         13,200             1,054,035
MobileCom AG
 (Other Telecommunications) .......          1,400               445,905
                                                           -------------
TOTAL GERMANY                                                 27,396,233
                                                           -------------
HONG KONG (0.1%)
HSBC Holdings Plc
 (Investment Services) ............        112,600             2,805,081
VTech Holdings Ltd.
 (Semiconductors and Electronics) .        497,500             2,170,498
                                                           -------------
TOTAL HONG KONG                                                4,975,579
                                                           -------------
IRELAND (0.2%)
Allied Irish Banks (Banks and
 Thrifts)..........................        503,833             9,037,117
CRH Pl
 (Forest Products and Building
 Materials)........................        389,929             6,744,056
Waterford Wedgewood
 (Housing and Furnishings) ........      4,097,999             3,482,766
                                                           -------------
TOTAL IRELAND                                                 19,263,939
                                                           -------------
ITALY (0.3%)
Arnoldo Mondadori Editor (Print
 Media)............................        486,000             6,439,947
Banca Commerciale Italiana
 (Banks and Thrifts) ..............        813,000             5,620,695
Banca del Nazionale Lavoro
 (Banks and Thrifts) + ............      1,214,000             3,640,656
Istituto Nazionale delle
 Assicurazioni
 (Insurance) + ....................      1,978,900             5,238,449
Telecom Italia SpA
 (Commercial Services) ............        690,000             5,900,147
Unione Immobiliare SpA
 (Real Estate Investment Trusts) +       2,128,900             1,112,903
                                                           -------------
TOTAL ITALY                                                   27,952,797
                                                           -------------
JAPAN (0.6%)
Bank of Tokyo-Mitsubishi, Ltd.
 (The) (Investment Services) ......        389,250             4,037,434
Exedy Corp. (Automotive) ..........        196,100               775,360
Fuji Photo Film (Chemicals) .......        172,000             6,404,255
Fujikura Ltd.
 (Semiconductors and Electronics) .        996,000             5,350,851
Hitachi Ltd.
 (Semiconductors and Electronics) .        978,000             6,069,149
Kao Corp. (Consumer Products) .....        234,300             5,296,676
Mizuno Corp. (Consumer Products) ..        674,000             2,049,486
Nintendo Co. Ltd.
 (Semiconductors and Electronics) .         55,500             5,387,633
Nippon Telegraph & Telephone
 (Major Telecommunications) .......             10                 7,731


                                   See Notes to Portfolio of Investments.     67



GROWTH AND INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
GROWTH AND INCOME (CONTINUED)
================================================================================

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
JAPAN (CONTINUED)
NTT Mobile Communication Network,
 Inc. (Other Telecommunications) +           1,450         $   5,977,394
Orix Corp. (Investment Services) ..         13,550             1,013,847
Seino Transportation Co. Ltd.
 (Surface Transport) ..............        900,000             5,154,254
Shohkoh Fund & Co.
 (Banks and Thrifts) ..............         14,250             4,598,404
SoftBank Corp.
 (Banks and Thrifts) ..............        137,200             8,270,922
Takefuji Corp.
 (Banks and Thrifts) ..............             30                 2,194
                                                           -------------
TOTAL JAPAN                                                   60,395,590
                                                           -------------
MEXICO (0.0%)
Grupo Financiero Banamex Accival,
 SA de CV (Banacci) (Banks and
 Thrifts) +........................      1,851,000             2,429,321
                                                           -------------
NETHERLANDS (0.3%)
Akzo Nobel (Chemicals) ............         74,100             3,375,899
Hunter Douglas NV (Consumer
 Services).........................        104,673             3,469,208
ING Groep NV (Banks and Thrifts) ..         99,156             6,049,641
Koninklijke Ahold NV
 (Commercial Services) ............        132,604             4,903,670
Philips Electronic NV
 (Semiconductors and Electronics) +          5,800               392,587
TNT Post Group NV (Surface
 Transport)........................         75,200             2,424,255
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit
 (Print Media) ....................        122,400             4,617,637
                                                           -------------
TOTAL NETHERLANDS                                             25,232,897
                                                           -------------
NEW ZEALAND (0.0%)
Fernz Corp. Ltd. (Chemicals) ......        824,500             2,548,163
                                                           -------------
NORWAY (0.2%)
Contextvision Ab (Electronic Media) +      340,700             1,386,232
Det Sondenfjelds-Norske
 Dampskibsselskab (Oil) + .........        466,750             3,675,679
Merkantildata ASA
 (Data and Imaging Services) ......        581,900             5,728,114
Ocean Rig ASA (Oil) + .............     16,556,400             4,519,925
Tandberg Television ASA
 (Electronic Media) + .............        113,900               941,817
Tomra Systems ASA
 (Forest Products and Building
 Materials)........................         60,000             1,968,762
                                                           -------------
TOTAL NORWAY                                                  18,220,529
                                                           -------------
SPAIN (0.1%)
Iberdrola SA (Electric Utilities) +        273,900             5,132,160
Telefonica de Espana
 (Major Telecommunications) .......        115,400             5,139,002
Telefonica SA Rights
 (Major Telecommunications) + .....        115,400               102,617
                                                           -------------
TOTAL SPAIN                                                   10,373,779
                                                           -------------
SWEDEN (0.2%)
Ericsson ADR
 (Other Telecommunications) .......         55,855             1,337,029

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
SWEDEN (CONTINUED)
Hennes & Mauritz AB
 (Textiles and Apparel) ...........          6,300         $     514,521
Industrial & Financial Systems
 (Data and Imaging Services) + ++ .        453,750             5,233,984
NetCom AB
 (Major Telecommunications) + .....         34,200             1,392,336
Securitas AB (Consumer Services) ..        485,600             7,548,373
Swisscom AG
 (Other Telecommunications) + .....         82,400             3,507,150
Volvo AB (Automotive) .............         36,500               837,548
                                                           -------------
TOTAL SWEDEN                                                  20,370,941
                                                           -------------
SWITZERLAND (0.3%)
Adecco SA (Commercial Services) ...         13,210             6,030,339
Fischer (Georg) AG
 (Auto Parts and Hardware) ........          6,950             2,350,400
Novartis AG Registered Shares
 (Health Services) + ..............          3,600             7,076,811
Roche Holding AG
 (Biotech and Medical Products) ...            395             4,819,949
Swiss Re (Insurance) ..............            427             1,113,278
UBS AG (Banks and Thrifts) ........         21,100             6,482,854
                                                           -------------
TOTAL SWITZERLAND                                             27,873,631
                                                           -------------
UNITED KINGDOM (0.8%)
Bank of Scotland (Banks and
 Thrifts)..........................        502,367             5,992,960
Berisford Plc (Industrial Services)        757,700             2,269,190
British Aerospace Plc
 (Conglomerate and Aerospace) .....        537,706             4,567,113
British Telecom Plc
 (Major Telecommunications) .......        330,670             4,962,523
Cable & Wireless Plc
 (Other Telecommunications) + .....        316,600             3,895,383
Dixons Group Plc (Discretionary
 Retail)...........................        359,800             5,061,461
Glaxo Wellcome Plc (Drugs) ........        144,672             4,977,785
Granada Group Plc (Consumer
 Services) +.......................        369,014             6,523,383
Kingfisher Plc (Discretionary
 Retail)...........................        496,312             5,371,594
Kwik-Fit Holding Plc
 (Auto Parts and Hardware) ........        482,700             3,875,036
National Westminster Bank Plc
 (Banks and Thrifts) ..............        203,702             3,928,043
Pearson Plc (Print Media) .........        269,800             5,355,296
Peninsular & Oriental Steam
 Navigation Co. (Surface Transport) +      375,548             4,436,341
Provident Financial Plc
 (Consumer Finance) ...............        139,462             2,053,526
Railtrack Group (Surface Transport)         35,462               918,656
SmithKline Beecham Plc (Drugs) ....        253,675             3,560,114
Tomkins Plc (Consumer Services) ...        282,678             1,333,356
Unilever Plc (Consumer Products) ..        519,300             5,823,436
Vodafone Group Plc (Consumer
 Products).........................        386,654             6,278,754
WPP Group Plc (Commercial Services)        251,900             1,532,691
                                                           -------------
TOTAL UNITED KINGDOM                                          82,716,641
                                                           -------------


68    See Notes to Portfolio of Investments.


================================================================================

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
TOTAL FOREIGN COMMON STOCKS (COST $357,599,590)           $  415,834,745
                                                          --------------
TOTAL COMMON STOCKS (COST $7,885,993,233)                  9,334,907,975
                                                          --------------
PREFERRED STOCKS (0.3%)
UNITED STATES (0.2%)
Archstone Communities Trust
 (Real Estate Investment Trusts) ..         19,400               518,951
Case Corp. (Heavy Machinery) + ++ .         14,200               828,694
Chancellor Media Corp.
 (Electronic Media) + .............         18,600             2,511,744
Corning Delware L.P.
 (Food and Beverage) + ............         13,900               973,000
Equity Residential Properties
 (Real Estate Investment Trusts) +          27,900               653,906
Ingersoll-Rand Co. (Producer Goods) +       55,800             1,325,250
International Paper Co.
 (Forest Products and Building
 Materials) + ++ ..................          9,300               451,050
Kaufman & Broad Home Corp.
 (Industrial Services) + ..........        255,800             1,950,475
Lincoln National Corp.
 (Electric Utilities) + ...........         74,400             1,753,050
Merrill "Dg" (Structured Yield
 Product Exchangeable for Stock)
 (Discretionary Retail) + .........         69,700             2,483,063
Merrill CBR
 (Data and Imaging Services) + ....         27,900             1,534,500
Owens-Illinois, Inc. (Forest
 Products and Building Materials) +         18,600               790,500
Salomon, Inc. (Investment Services) +       69,800             4,624,250
Tanger Factory Outlet Centers, Inc.
 (Real Estate Investment Trusts) +          55,800             1,063,688
Union Planters Co. (Food and
 Beverage) +.......................         18,600             1,013,700
                                                            ------------
TOTAL UNITED STATES                                           22,475,821
                                                            ------------
FOREIGN PREFERRED STOCKS (0.1%)
GERMANY (0.1%)
Henkel KGAA (Chemicals) ...........         38,600             3,453,050
Hugo Boss AG (Textiles and Apparel) +        2,250             4,322,767
SAP AG (Data and Imaging Services) +         7,570             3,627,746
                                                            ------------
TOTAL FOREIGN                                                 11,403,563
                                                           -------------
TOTAL PREFERRED STOCKS (COST $32,154,896)                     33,879,384
                                                           -------------
                                       NUMBER OF
                                       CONTRACTS
                                     ---------------
PUT OPTION PURCHASED (0.1%)
Russell 2000 Index, Strike $390,
 March 99..........................      1,067,600            10,676,000
Russell 2000 Index, Strike $400,
 March 99..........................         75,000               928,125
S&P Midcap 400 Index, Strike $350,
 March 98..........................        311,000             2,215,875
                                                           -------------
TOTAL PUT OPTIONS PURCHASED (COST $28,740,163)                13,820,000
                                                           -------------

                                       PRINCIPAL             MARKET
                                        AMOUNT                VALUE
                                     ---------------     -----------------
LONG-TERM BONDS AND NOTES (0.9%)
CORPORATE BONDS (0.9%)
Agnico-Eagle Mines Ltd.,
 3.50%, 01/27/04 ..................  $   2,900,000            $1,819,750
Alza Corp., 5.00%, 05/01/06 .......        930,000             1,329,900
American Express Credit Corp.,
 1.13%, 02/19/03 ..................      2,820,000             2,745,975
Automatic Data Processing,  Inc.,
 Zero Coupon, 02/20/12 ............        970,000               997,887
Baker Hughes, Inc., Zero Coupon,
 05/05/08..........................      3,325,000             2,161,250
Brightpoint Convertible,
 Zero Coupon, 03/11/18 ............      3,255,000             1,139,250
Checkpoint Systems, Inc.,
 5.25%, 11/01/05 ..................      1,162,000               996,415
Comverse Technology, Inc.,
 5.75%, 10/01/06 ++ ...............      4,600,000             7,377,250
Continental Airlines, Inc.,
 6.75%, 04/15/06 ++ ...............      1,860,000             2,261,063
Credence Systems Corp.,
 5.25%, 09/15/02 ++ ...............      3,700,000             2,571,500
Dovatron International, 6.00%,
 10/15/02..........................        930,000             1,147,388
Einstein/Noah Bagel Corp.,
 7.25%, 06/01/04 ..................      4,630,000             2,319,285
EMC/MASS Corp., 3.25%, 03/15/02 ++       3,660,000            11,968,200
Fremont General Corp.,
 Zero Coupon, 10/12/13 ............        930,000               902,100
Hewlett Packard Co.,
 Zero Coupon, 10/14/17 ++ .........      8,370,000             4,613,963
Home Depot,  Inc., 3.25%, 10/01/01       1,860,000             4,912,725
Homebase, Inc., 5.25%, 11/01/04 ...      2,790,000             2,225,025
Integrated Health Services, Inc.,
 5.75%, 01/01/01 ..................      1,395,000             1,211,906
Marriott International, Inc.,
 Zero Coupon, 03/25/11 ++ .........      2,730,000             1,794,975
NAC Re Corp., 5.25%, 12/15/02 ++ ..        930,000               992,775
National Semiconductor Corp.,
 6.50%, 10/01/02 ++ ...............      4,650,000             4,004,813
Office Depot, Inc., Zero Coupon,
 12/11/07..........................      3,425,000             3,673,313
Ogden Corp., 5.75%, 10/20/02 ......        930,000               885,825
Ogden Corp., 6.00%, 06/01/02 ......        475,000               457,187
Pennzoil Co., 4.90%, 08/15/08 .....        532,000               521,360
Pennzoil Co., 4.95%, 08/15/08 .....        727,000               708,825
Phycor, Inc., 4.50%, 02/15/03 .....      1,395,000               779,456
Phymatrix Corp., 6.75%, 06/15/03 ..      2,300,000             1,115,500
Pioneer Financial Services, 6.50%,
 04/01/03..........................      1,395,000             1,625,175
Potomac Electric Power, 7.00%,
 01/15/18..........................        750,000               765,468
Richey Electronics, Inc.,
 7.00%, 03/01/06 ++ ...............      1,859,000             1,856,676
Roche Holdings, Zero Coupon,
 05/06/12 ++.......................     11,625,000             6,219,375
SCI Systems, Inc., 5.00%, 05/01/06
 ++ ...............................        695,000             1,559,406
Tel-Save Holding, Inc., 5.00%,
 12/15/04 ++.......................      1,400,000             1,303,750
Thermo Instrument System,
 4.50%, 10/15/03 ++ ...............        930,000               837,000


                                   See Notes to Portfolio of Investments.     69

GROWTH AND INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
GROWTH AND INCOME (CONTINUED)
================================================================================

                                       PRINCIPAL                MARKET
                                        AMOUNT                  VALUE
                                       ----------         --------------
CORPORATE BONDS (CONTINUED)
U.S. Cellular Corp.,
 Zero Coupon, 06/15/15 ............    $ 2,325,000        $      941,625
Vantive Corp., 4.75%, 09/01/02 ++ .        930,000               660,300
Veterinary Centers of America,
 5.25%, 05/01/06 ++ ...............        465,000               376,650
                                                          --------------
TOTAL CORPORATE BONDS                                         83,780,286
                                                          --------------
TOTAL LONG-TERM BONDS AND NOTES (COST $72,268,915)            83,780,286
                                                          --------------
SHORT-TERM INVESTMENTS (3.3%)
AT&T Capital Corp., 6.55%, 01/05/99     20,000,000            19,996,361
Federal Home Loan Mortgage Corp.,
 4.70%, 01/04/99 ..................    107,612,000           107,612,000
Koch Industries Inc., 5.25%,
 01/04/99..........................     64,000,000            64,000,000
Textron Financial Corp.,
 6.00%, 01/04/99 ++ ...............     25,000,000            25,000,000
TRW, Inc.,
 5.05%, 01/04/99 ++ ...............     36,083,000            36,083,000
U.S. Treasury Bill, 4.34%, 02/18/99
 @ ................................      1,000,000               994,575
U.S. Treasury Bill, 4.40%, 02/18/99
 @ ................................      1,500,000             1,491,840
U.S. Treasury Bill, 4.46%, 02/18/99
 @ ................................      1,600,000             1,591,296
U.S. Treasury Bill, 4.96%, 02/18/99
 @ ................................     40,000,000            39,782,400
U.S. Treasury Bill, 4.98%, 02/18/99
 @ ................................     21,000,000            20,885,760
Wood Street Funding Corp.,
 5.15%, 01/04/99 ++ ...............      5,527,000             5,527,000
                                                          --------------
TOTAL SHORT-TERM INVESTMENTS (COST $322,917,172)             322,964,232
                                                          --------------
TOTAL INVESTMENTS (COST $8,342,074,379)(a)                 9,789,351,877
OTHER ASSETS LESS LIABILITIES                                 11,700,493
                                                          --------------
TOTAL NET ASSETS                                          $9,801,052,370
                                                          --------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $8,360,754,615. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains................................          $1,776,817,746

Unrealized losses...............................            (348,220,484)
                                                          --------------
  Net unrealized gain...........................          $1,428,597,262
                                                          ==============


Information concerning open futures contracts at December 31, 1998 is shown below:
                          NO. OF       INITIAL     EXPIRATION      UNREALIZED
                        CONTRACTS       VALUE         DATE        GAIN/(LOSS)
                        ----------  -------------  -----------  ----------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures.    1,741     $510,891,480     Mar 99      $  31,212,395
                                    ============                 =============


  SHORT CONTRACTS
-------------------
United Kingdom FTSE
 100 Index.........          77     $ (7,236,168)    Mar 99      $    (336,296)
                                    ============                 =============


Information concerning options written at December 31, 1998 is shown below:

                            NO. OF    EXERCISE   EXPIRATION       MARKET
                          CONTRACTS     PRICE       DATE           VALUE
                          ----------  ---------  -----------  ----------------
      CALL OPTIONS
------------------------
Russell 2000 Index......    10,676     $390.00     Mar 99      $(44,639,025)

Russell 2000 Index......       750      400.00     Mar 99        (2,573,438)

S & P Mid Cap 400 Index.     3,110      350.00     Mar 99       (14,714,187)

Tyco International Ltd..       600       55.00     Jan 99        (1,245,000)
                                                               ------------
                                                               $(63,171,650)
                                                               ============


 + Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
 @ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1998.
[plus sign] Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees.

Information concerning restricted securities at December 31, 1998 is shown below:

                                            COST                             COST
                                          ---------                       ---------
                                           National
Beacon Capital .............  $  5,352,000 Semiconductor Corp......      $  4,650,000

Case Corp. .................     1,096,950 Richey Electronics, Inc.         1,937,411

Comverse Technology, Inc. ..     4,600,000 Roche Holdings .........         5,033,109

Continental Airlines, Inc. .     1,971,033 SCI Systems, Inc. ......           757,442

Credence Systems Corp. .....     3,700,000 Tel-Save Holding, Inc...         1,400,000

EMC/MASS Corp. .............     3,660,000 Textron Financial Corp..        25,000,000

                                           Thermo Instrument
Hewlett Packard Co. ........     4,675,755 Systems ............... .          930,000

Industrial & Financial
Systems ....................     3,501,052 TRW, Inc. ..............        36,083,000

International Paper Co. ....       465,000 Vantive Corp. ..........           930,000

                                           Veterinary Centers
Koch Industries Inc. .......    64,000,000 of America .............           456,077

                                           Wood Street Funding
Marriott International, Inc.     1,616,429 Corp ...................         5,527,000
                                                                          -----------

NAC Re Corp. ...............      926,344

                                              GRAND TOTAL                $178,268,602
                                                                         ============


The market value of the total restricted securities above represent 1.94% of the total net assets.

Category percentages are based on net assets.


70 See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
REAL ESTATE
================================================================================

                                         NUMBER OF          MARKET
                                          SHARES            VALUE
                                        ------------     -------------
COMMON STOCKS (97.2%)
REAL ESTATE INVESTMENT TRUSTS (97.2%)
Apartment Investment & Management Co.       6,200         $  230,562
Archstone Communities Trust ..........      2,600             52,650
Arden Realty Group, Inc. .............      2,700             62,606
Avalon Bay Communities, Inc. .........      2,500             85,625
Beacon Capital + [plus sign] .........      6,800            108,800
Bedford Property Investors, Inc. .....      3,200             54,000
Brandywine Realty Trust ..............      4,400             78,650
Camden Property Trust ................      8,800            228,800
Captec Net Lease Realty, Inc. ........        300              3,750
CBL & Associates Properties, Inc. ....      8,200            211,662
Colonial Properties Trust ............      3,000             79,875
Cousins Properties, Inc. .............      4,500            145,125
Crescent Real Estate Equities, Inc. ..      6,600            151,800
Criimi Mae, Inc. .....................      8,600             30,100
Equity Office Properties Trust .......     11,400            273,600
Equity One, Inc. .....................        900              8,156
Equity Residential Properties Trust ..      5,900            238,581
Essex Property Trust, Inc. ...........      7,000            208,250
First Industrial Realty Trust, Inc. ..      3,200             85,800
Franchise Finance Corp. of America ...      1,100             26,400
General Growth Properties, Inc. ......      6,600            249,975
Glenborough Realty Trust, Inc. .......      6,300            128,363
Golf Trust of America, Inc. ..........      5,300            147,075
Health Care REIT, Inc. ...............      9,400            243,225
Healthcare Realty Trust, Inc. ........      2,500             55,781
Home Properties of New York, Inc. ....        700             18,025
HRPT Properties Trust ................      3,500             49,219
Imperial Credit Commercial Mortgage
 Investment Corp. ....................        700              6,563
Kilroy Realty Corp. ..................      2,000             46,000
Kimco Realty Corp. ...................      6,700            265,906
Koger Equity, Inc. ...................      7,500            128,906
Kranzco Realty Trust .................      6,200             92,613
Liberty Property Trust ...............      5,200            128,050
Parkway Properties, Inc. .............      1,600             50,000
Post Properties, Inc. ................      6,900            265,219
Prentiss Properties Trust ............      4,700            104,869
Prime Retail, Inc. ...................      1,200             11,775
PS Business Parks, Inc. ..............     12,400            296,050
Public Storage, Inc. .................      1,400             37,888
Reckson Associates Realty Corp. ......      2,400             53,250
Simon Property Group, Inc. ...........      5,800            165,300
Sovran Self Storage, Inc. ............        500             12,563
Starwood Lodging Trust ...............      7,400            167,887
Storage Trust Realty .................        800             18,700
Sun Communities, Inc. ................      3,100            107,919
Tower Realty Trust, Inc. .............        800             16,100
Weeks Corp. ..........................      4,000            112,750
                                                         -----------
TOTAL COMMON STOCKS (COST $6,093,724)                      5,344,763
                                                         -----------


                                        PRINCIPAL          MARKET
                                          AMOUNT           VALUE
                                        ------------     -------------
SHORT-TERM INVESTMENTS (4.2%)
Federal Home Loan Mortgage Corp.,
 4.40%, 01/04/99 .....................   $230,000         $  230,000
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS (COST $230,000)                 230,000
                                                         -----------
TOTAL INVESTMENTS (COST $6,323,724)(a)                     5,574,763

OTHER ASSETS LESS LIABILITIES                                (75,145)
                                                         -----------
TOTAL NET ASSETS                                          $5,499,618
                                                         ===========


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $6,346,039. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains...............................            $  73,930

Unrealized losses..............................             (845,206)
                                                         -----------
 Net unrealized loss...........................            $(771,276)
                                                         ===========



+ Non-income producing security.
[plus sign] Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Information concerning restricted securities at December 31, 1998 is shown below:
                                                                COST
                                                             -----------
Beacon Capital ...................................           $   136,000
                                                             ===========


The market value of the total restricted securities above represent 1.98% of the total net assets.

Category percentages are based on net assets.

                                       See Notes to Financial Statements.     71

GROWTH AND INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
================================================================================

                                BALANCED      GROWTH AND INCOME     REAL ESTATE
                             ---------------  ------------------  ----------------
ASSETS:
Investments, at market
 value................        $1,859,478,407    $9,789,351,877      $  5,574,763
Cash .................               328,143           959,333             8,347
Cash denominated in
 foreign currencies ..                    --        19,880,295                --
Receivable for:
 Dividends and
  interest............            10,251,212        10,232,346            47,843
 Investments sold ....            19,625,879       124,950,837             8,816
 Fund shares sold ....                 2,426         4,411,279            14,070
 Variation Margin.....                    --         1,481,265                --
 Recoverable foreign
  taxes...............                    --           529,930                --
Prepaid expenses .....                 3,140            24,782                30
Gross unrealized gain
 on forward foreign
 currency exchange
 contracts............                    --         1,157,832                --
                             ---------------   ---------------     -------------
     Total assets ....         1,889,689,207     9,952,979,776         5,653,869
                             ---------------   ---------------     -------------
LIABILITIES:
Payable for:
 Dividends to
  shareholders........                    --           593,651           139,376
 Investments purchased            29,640,766        66,543,549                --
 Fund shares redeemed              6,542,588        12,455,409                --
 Call options written,
  at market value
  (Premiums received,
  Growth and Income,
  $35,346,583)........                    --        63,171,650                --
Accrued investment
 advisory fees .......               877,487         4,484,074             3,963
Accrued administrative
 service fees ........               131,623           568,271               396
Accrued custody fees .                28,388           246,214             4,462
Other liabilities ....               112,854           497,837             6,054
Gross unrealized loss
 on forward foreign
 currency exchange
 contracts............                    --         3,366,751                --
                             ---------------   ---------------     -------------
     Total liabilities            37,333,706       151,927,406           154,251
                             ---------------   ---------------     -------------
 NET ASSETS ..........        $1,852,355,501    $9,801,052,370      $  5,499,618
                             ===============   ===============     =============
NET ASSETS REPRESENTED
 BY:
Paid-in capital ......       $ 1,490,221,671   $ 8,123,117,539     $   6,433,336
Net unrealized gain
 (loss) on investments
 and open futures
 contracts............           226,290,581     1,448,293,520          (748,961)
Undistributed
 (distributions in
 excess of) net
 investment income ...             8,051,568          (942,800)            1,335
Accumulated net
 realized gain (loss)
 on investments ......           127,791,681       230,584,111          (186,092)
                             ---------------   ---------------     -------------
 NET ASSETS ..........        $1,852,355,501    $9,801,052,370      $  5,499,618
                             ===============   ===============     =============
CAPITAL SHARES:
Authorized ...........           Two Billion         Unlimited       Two Billion
Par value .... ........        $       0.001    $        1.000      $      0.001
Outstanding ..........           117,766,149       307,531,473           645,065
Net asset value,
 offering and
 redemption price per
 share (net assets
 divided by shares
 outstanding).........        $        15.73    $        31.87      $       8.53

Cost of investments ..        $1,633,187,826    $8,342,074,379      $  6,323,724
Cost of cash
 denominated in
 foreign currencies ..        $           --    $   19,747,560      $         --



72     See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
================================================================================


                                 BALANCED     GROWTH AND INCOME   REAL ESTATE
                                YEAR ENDED       YEAR ENDED        YEAR ENDED
                               DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                   1998             1998              1998
                               -------------  -----------------  --------------
INVESTMENT INCOME:
Dividends ...................  $ 13,380,659    $  125,902,953     $   330,137
Interest ....................    50,074,996        28,578,746           7,499
                               ------------    --------------     -----------
                                 63,455,655       154,481,699         337,636
Foreign taxes withheld on
 dividends...................       (48,152)       (1,025,399)             --
                               ------------    --------------     -----------
     Total investment income     63,407,503       153,456,300         337,636
                               ------------    --------------     -----------
INVESTMENT EXPENSES:
Investment advisory fees ....     8,810,398        47,851,987          40,863
Administrative services fees      1,349,637         5,950,715           6,153
Printing and postage ........        35,871           182,461           3,010
Custody fees ................        43,007           458,965           5,188
Transfer agent fees .........         1,991            10,475           1,755
Audit fees ..................        22,729            37,624          14,601
Directors'/Trustees' fees ...        31,015           168,117              96
Registration fees ...........        21,763            38,093              72
Miscellaneous expenses ......        34,179           181,270              56
                               ------------    --------------     -----------
Expenses before reimbursement
 and waiver from
 Investment Adviser .........    10,350,590        54,879,707          71,794
Expense reimbursement and
 waiver from Investment
 Adviser.....................            --                --         (19,932)
                               ------------    --------------     -----------
     Net expenses ...........    10,350,590        54,879,707          51,862
                               ------------    --------------     -----------
Net investment income .......    53,056,913        98,576,593         285,774
                               ------------    --------------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ................   130,305,824     1,669,033,012        (187,051)
 Closed and expired options .            --        48,911,346              --
 Futures and forward foreign
  currency exchange contracts      (694,626)        4,038,351              --
 Foreign currency related
  transactions...............            --        (1,609,341)             --
                               ------------    --------------     -----------
     Net realized gain (loss)
      on investments ........   129,611,198     1,720,373,368        (187,051)
                               ------------    --------------     -----------
Net change in unrealized gain or loss on:
 Investments ................    90,945,617      (542,571,486)       (903,215)
 Written options ............            --       (28,684,326)             --
 Futures and forward foreign
  currency exchange contracts       (87,669)       24,371,744              --
 Foreign currency related
  transactions...............            --           387,371              --
                               ------------    --------------     -----------
     Net change in unrealized
     gain or loss on
     investments.............    90,857,948      (546,496,697)       (903,215)
                               ------------    --------------     -----------
Net realized and change in
 unrealized gain or loss on
 investments ................   220,469,146     1,173,876,671      (1,090,266)
                               ------------    --------------     -----------
Net increase (decrease) in
 net assets resulting from
 operations..................  $273,526,059    $1,272,453,264     $  (804,492)
                               ============    ==============     ===========


                                       See Notes to Financial Statements.     73

GROWTH AND INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                       BALANCED
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income..................   $   53,056,913      $   45,458,448
Net realized gain on investments.......      129,611,198         301,769,042
Net change in unrealized gain or loss
 on investments........................       90,857,948         (42,021,326)
                                          --------------      --------------
 Net increase in net assets resulting
  from operations......................      273,526,059         305,206,164
                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........      (45,005,345)       (105,283,441)
  From net realized gains..............     (255,329,194)       (109,284,309)
                                          --------------      --------------
 Decrease in net assets from
  distributions to shareholders........     (300,334,539)       (214,567,750)
                                          --------------      --------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold............       63,609,192          43,252,366
  Net asset value of shares issued upon
   reinvestment of distributions.......      300,334,539         214,567,750
  Payments for shares redeemed.........     (126,833,307)        (70,446,645)
                                          --------------      --------------
 Net increase in net assets from fund
  share transactions...................      237,110,424         187,373,471
                                          --------------      --------------
Net change in net assets...............      210,301,944         278,011,885
NET ASSETS:
Beginning of period....................    1,642,053,557       1,364,041,672
                                          --------------      --------------
End of period..........................   $1,852,355,501      $1,642,053,557
                                          ==============      ==============
End of period net assets includes
 undistributed net investment income...   $    8,051,568      $           --
                                          ==============      ==============
SHARE TRANSACTIONS:
  Number of shares sold................        3,888,368           2,713,055
  Number of shares issued upon
   reinvestment of distributions.......       19,665,398          13,885,971
  Number of shares redeemed............       (8,207,096)         (4,406,176)
                                          --------------      --------------
 Net increase..........................       15,346,670          12,192,850
                                          ==============      ==============


74     See Notes to Financial Statements.

================================================================================

                                                  GROWTH AND INCOME
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income..................  $    98,576,593     $   120,665,565
Net realized gain on investments.......    1,720,373,368       1,597,118,852
Net change in unrealized gain or loss
 on investments........................     (546,496,697)        383,260,565
                                         ---------------     ---------------
 Net increase in net assets resulting
  from operations......................    1,272,453,264       2,101,044,982
                                         ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........     (106,400,592)       (130,095,758)
  From net realized gains..............   (1,621,614,754)     (1,737,875,271)
                                         ---------------     ---------------
 Decrease in net assets from
  distributions to shareholders........   (1,728,015,346)     (1,867,971,029)
                                         ---------------     ---------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold............      173,705,279         322,401,783
  Net asset value of shares issued upon
   reinvestment of distributions.......    1,727,349,858       1,867,325,252
  Payments for shares redeemed.........     (832,700,179)       (188,771,990)
                                         ---------------     ---------------
 Net increase in net assets from fund
  share transactions...................    1,068,354,958       2,000,955,045
                                         ---------------     ---------------
Net change in net assets...............      612,792,876       2,234,028,998
NET ASSETS:
Beginning of period....................    9,188,259,494       6,954,230,496
                                         ---------------     ---------------
End of period..........................  $ 9,801,052,370     $ 9,188,259,494
                                         ===============     ===============
End of period net assets includes
 distributions in excess of
 net investment income.................  $      (942,800)    $    (4,047,705)
                                         ===============     ===============
SHARE TRANSACTIONS:
  Number of shares sold................        4,918,286           8,739,687
  Number of shares issued upon
   reinvestment of distributions.......       53,542,755          54,916,035
  Number of shares redeemed............      (24,104,473)         (5,175,087)
                                         ---------------     ---------------
 Net increase..........................       34,356,568          58,480,635
                                         ===============     ===============



                                       See Notes to Financial Statements.     75

GROWTH AND INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                    REAL ESTATE
                                      ---------------------------------------
                                                              PERIOD FROM
                                                           DECEMBER 15, 1997
                                                            (COMMENCEMENT OF
                                         YEAR ENDED           OPERATIONS)
                                      DECEMBER 31, 1998   TO DECEMBER 31, 1997
                                      -----------------   --------------------
FROM OPERATIONS:
Net investment income...............     $   285,774           $   24,907
Net realized loss on investments....        (187,051)                  --
Net change in unrealized gain or
 loss on investments.................       (903,215)             154,254
                                         -----------           ----------
 Net increase (decrease) in net
  assets resulting from operations...       (804,492)             179,161
                                         -----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.........       (282,137)             (26,250)
                                         -----------           ----------
 Decrease in net assets from
  distributions to shareholders......       (282,137)             (26,250)
                                         -----------           ----------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold..........      3,471,174            5,000,000
  Net asset value of shares issued
   upon reinvestment of distributions        142,761                   --
  Payments for shares redeemed.......     (2,180,599)                  --
                                         -----------           ----------
 Net increase in net assets from
  fund share transactions............      1,433,336            5,000,000
                                         -----------           ----------
Net change in net assets.............        346,707            5,152,911
NET ASSETS:
Beginning of period..................      5,152,911                   --
                                         -----------           ----------
End of period........................    $ 5,499,618           $5,152,911
                                         ===========           ==========
End of period net assets includes
 undistributed (distributions in
 excess of) net investment income....    $     1,335           $   (2,302)
                                         ===========           ==========
SHARE TRANSACTIONS:
  Number of shares sold..............        371,334              500,000
  Number of shares issued upon
   reinvestment of distributions.....         16,996                   --
  Number of shares redeemed..........       (243,265)                  --
                                         -----------           ----------
 Net increase........................        145,065              500,000
                                         ===========           ==========


76  See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
================================================================================

1. ORGANIZATION

The Statements contained herein refer to Aetna Balanced VP, Inc. (Balanced), Aetna Variable Fund d/b/a Aetna Growth and Income VP (Growth and Income) and Aetna Real Estate Securities VP (Real Estate), a portfolio of Aetna Variable Portfolios, Inc. (Variable Portfolios, collectively the Funds).

Growth and Income was organized under the laws of Massachusetts on January 25, 1984. Balanced was incorporated under the laws of Maryland on December 14, 1988. Variable Portfolios was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation of Variable Portfolios permit it to offer separate portfolios, each of which has its own investment objective, policies and restrictions. Variable Portfolios currently offers eleven separate portfolios, including Real Estate. Balanced, Growth and Income, and Variable Portfolios are each registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Fund's investment objective:

   BALANCED seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.

   GROWTH AND INCOME seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

   REAL ESTATE seeks maximum total return primarily through investment in a diversified portfolio of equity securities issued by real estate companies, the majority of which are real estate investment trusts (REITs).

Shares in the Funds are currently sold to Aetna Life Insurance and Annuity Company (ALIAC), an Aetna Life Insurance Separate Account, and in the case of Growth and Income, to existing shareholders through reinvestment of distributions. ALIAC's shares are allocated to certain of its variable life/annuity accounts. At December 31, 1998, ALIAC's separate accounts and affiliates held all of Balanced's and Real Estate's shares outstanding and 99.6% of Growth and Income's shares outstanding.

Effective May 1, 1998, Aeltus Investment Management, Inc. (Aeltus) became the investment adviser to the Funds. Prior to May 1, 1998, ALIAC acted as investment adviser and Aeltus served as sub-adviser to the Funds. ALIAC serves as the principal underwriter to each Fund. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Fund have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of each Fund.

A. VALUATION OF INVESTMENTS

Investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors/Trustees.

GROWTH AND INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
================================================================================

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
A. VALUATION OF INVESTMENTS (CONTINUED)

The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchanges at the end of each day of each applicable foreign market. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B. OPTIONS CONTRACTS

The Funds may purchase and write (sell) call options and put options and write
(sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Funds invest in financial futures contracts as a hedge against existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

================================================================================

C. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CONTINUED)

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors/Trustees. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Below is a summary of securities held which are both illiquid and restricted as of December 31, 1998:


                              COST      MARKET VALUE      % OF NET ASSETS
                              ----      ------------     ---------------
    Growth and Income      $5,352,000   $ 4,281,600           0.04%
    Real Estate               136,000       108,800           1.98%


E. DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

F. FEDERAL INCOME TAXES

Each Fund intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

GROWTH AND INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
================================================================================

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
G. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

Each Fund pays Aeltus a monthly fee expressed as a percentage of its average daily net assets. Below are the Funds' annual Investment Advisory fees as of December 31, 1998:


                                           ADVISORY FEE
                                           ------------
                       Balanced               0.50%
                       Growth and Income      0.50%
                       Real Estate            0.75%


Aeltus has served as the investment adviser for the Funds since May 1, 1998. Prior to May 1, 1998, ALIAC served as investment adviser and Aeltus served as sub-adviser. As sub-adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period January 1, 1998 through April 30, 1998, ALIAC collected $18,785,089 from the Funds, of which it paid $10,478,415 to Aeltus.


Effective May 1, 1998, each Fund pays expenses incurred in exchange for services provided by auditors, legal firms, transfer agents, custodian banks and financial printers. Each Fund pays its proportionate share of compensation to the Fund's Board of Directors/Trustees and its proportionate share of insurance premiums. Each Fund pays its direct costs incurred to mail shareholder reports, register its shares with the Securities and Exchange Commission and any other costs incurred by the Fund. In addition, each Fund pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Funds' other service providers. Each Fund pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate is 0.075% on the first $5 billion in Fund assets and 0.050% on all Fund assets over $5 billion.

================================================================================

Prior to May 1, 1998, ALIAC acted as Administrator to the Funds. As Administrator, ALIAC paid all the expenses of the Funds on their behalf, supervised the Funds' other service providers and provided the Funds with certain administrative and shareholder services. In exchange for these services, ALIAC received an administrative services fee at an annual rate of up to 0.20% of each Fund's average daily net assets. For the period January 1, 1998 through April 30, 1998, ALIAC collected $2,369,275 in administrative services fees from the Funds.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Fund, in exchange for fees payable by Aeltus, of up to 0.375% of the Funds' average daily net assets. For the period May 1, 1998 through December 31, 1998, Aeltus paid ALIAC $18,836,724.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse Real Estate for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Fund's yield and total return.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1998 were:


                          COST OF PURCHASES            PROCEEDS FROM SALES
                          -----------------            -------------------
Balanced                  $  1,545,736,813              $  1,286,779,165
Growth and Income           13,158,342,850                13,292,995,656
Real Estate                      4,372,699                     2,965,652


6. OPTIONS

All Funds may use options. For the year ended December 31, 1998, the following reflects the written option activity:


                                                CALL OPTIONS WRITTEN
                                  ---------------------------------------------------
                                   NUMBER OF          PREMIUM            REALIZED
GROWTH AND INCOME                  CONTRACTS          RECEIVED          GAIN (LOSS)
                                  ---------------------------------------------------
Outstanding December 31, 1997          1,000        $    234,492        $        --
Written                               45,728          90,528,828                 --
Closed                               (30,128)        (55,003,147)          6,558,241
Exercised                             (1,464)           (413,590)                 --
Expired                                   --                  --                 --
                                  ---------------------------------------------------
Outstanding December 31, 1998         15,136        $ 35,346,583        $ 6,558,241
                                  ===================================================

GROWTH AND INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
================================================================================

6. OPTIONS (CONTINUED)

                                                CALL OPTIONS WRITTEN
                                  ---------------------------------------------------
                                   NUMBER OF          PREMIUM            REALIZED
GROWTH AND INCOME                  CONTRACTS          RECEIVED          GAIN (LOSS)
                                  ---------------------------------------------------
Outstanding December 31, 1997          1,220        $  2,060,767       $         --
Written                                2,820           4,379,394                 --
Closed                                (3,240)         (4,802,616)        (6,181,414)
Exercised                               (800)         (1,637,545)         1,637,545
Expired                                   --                  --                 --
                                  ---------------------------------------------------
Outstanding December 31, 1998             --        $         --       $(4,543,869)
                                  ===================================================

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of December 31, 1998, Growth and Income had open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized loss of $2,208,919 on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

GROWTH AND INCOME
-----------------

                                U.S. $ VALUE                           U.S. $ VALUE
 EXCHANGE     CURRENCY TO BE    DECEMBER 31,        CURRENCY TO BE     DECEMBER 31,      UNREALIZED
   DATE         DELIVERED           1998               RECEIVED            1998          GAIN (LOSS)
   ----         ---------           ----               --------            ----          -----------

CONTRACTS TO BUY
----------------
  1/4/99        1,911,666       $1,911,666             1,140,000        $1,903,390        $(8,276)
               U.S. Dollar                           British Pound
------------------------------------------------------------------------------------------------------
  1/4/99        1,951,259        1,951,259             1,165,000         1,945,131        (6,128)
               U.S. Dollar                           British Pound
------------------------------------------------------------------------------------------------------
  1/7/99          66,814           66,814               40,000            66,751            (63)
               U.S. Dollar                           British Pound
------------------------------------------------------------------------------------------------------
  1/5/99         650,938          650,938              1,225,000          650,742          (196)
               U.S. Dollar                           Dutch Guilder
------------------------------------------------------------------------------------------------------
  1/19/99       2,511,730        2,511,730            13,999,000         2,505,430        (6,300)
               U.S. Dollar                           French Franc
------------------------------------------------------------------------------------------------------
  1/19/99       2,108,239        2,108,239            11,710,000         2,095,764        (12,475)
               U.S. Dollar                           French Franc
------------------------------------------------------------------------------------------------------
  1/19/99        908,507          908,507              5,090,000          910,968          2,461
               U.S. Dollar                           French Franc
------------------------------------------------------------------------------------------------------
  1/19/99       3,844,439        3,844,439            21,560,000         3,858,638        14,199
               U.S. Dollar                           French Franc
------------------------------------------------------------------------------------------------------
  2/22/99        399,236          399,236              2,236,000          401,320          2,084
               U.S. Dollar                           French Franc
------------------------------------------------------------------------------------------------------
  1/21/99       4,408,960        4,408,960             7,375,000         4,427,557         18,597
               U.S. Dollar                        German Deutschemark
------------------------------------------------------------------------------------------------------
  1/21/99       2,277,448        2,277,448             3,805,000         2,284,320         6,872
               U.S. Dollar                        German Deutschemark
------------------------------------------------------------------------------------------------------

================================================================================

                                 U.S. $ VALUE                            U.S. $ VALUE
 EXCHANGE     CURRENCY TO BE     DECEMBER 31,      CURRENCY TO BE        DECEMBER 31,      UNREALIZED
   DATE         DELIVERED            1998             RECEIVED               1998          GAIN (LOSS)
   ----         ---------            ----             --------               ----          -----------

CONTRACTS TO BUY (CONTINUED)
----------------------------
  2/3/99        5,090,832        $5,090,832            8,435,000          $5,073,175       $(17,657)
               U.S. Dollar                       German Deutschemark
--------------------------------------------------------------------------------------------------------
  2/3/99        5,101,609         5,101,609            8,435,000           5,073,176        (28,433)
               U.S. Dollar                       German Deutschemark
--------------------------------------------------------------------------------------------------------
  2/3/99        2,248,599         2,248,599            3,751,000           2,256,015          7,416
               U.S. Dollar                       German Deutschemark
--------------------------------------------------------------------------------------------------------
  2/3/99        5,606,235         5,606,235            9,280,000           5,581,396        (24,839)
               U.S. Dollar                       German Deutschemark
--------------------------------------------------------------------------------------------------------
  2/3/99        1,510,495         1,510,495            2,526,000           1,519,247          8,752
               U.S. Dollar                       German Deutschemark
--------------------------------------------------------------------------------------------------------
  1/5/99         690,933           690,933             5,353,000             690,904            (29)
               U.S. Dollar                         Hong Kong Dollar
--------------------------------------------------------------------------------------------------------
  2/19/99        238,738           238,738             1,900,000             245,145          6,407
               U.S. Dollar                         Hong Kong Dollar
--------------------------------------------------------------------------------------------------------
  2/19/99       1,386,451         1,386,451           10,980,000           1,416,683         30,232
               U.S. Dollar                         Hong Kong Dollar
--------------------------------------------------------------------------------------------------------
  2/19/99       1,523,014         1,523,014           12,210,000           1,575,383         52,369
               U.S. Dollar                         Hong Kong Dollar
--------------------------------------------------------------------------------------------------------
  1/27/99        685,905           685,905            83,070,000             737,921         52,016
               U.S. Dollar                           Japanese Yen
--------------------------------------------------------------------------------------------------------
  2/26/99       4,150,191         4,150,191          478,600,000           4,275,028        124,837
               U.S. Dollar                           Japanese Yen
--------------------------------------------------------------------------------------------------------
  3/17/99       2,262,177         2,262,177          260,320,000           2,331,377         69,200
               U.S. Dollar                           Japanese Yen
--------------------------------------------------------------------------------------------------------
  1/5/99         269,511           269,511             2,035,000             267,887         (1,624)
               U.S. Dollar                          Norwegian Krone
--------------------------------------------------------------------------------------------------------
  1/5/99         839,966           839,966             6,786,000             836,808         (3,158)
               U.S. Dollar                           Swedish Krona
--------------------------------------------------------------------------------------------------------


CONTRACTS TO SELL
-----------------
  1/25/99       15,188,600        8,098,283            8,049,712           8,049,712        (48,571)
              Dutch Guilder                           U.S. Dollar
--------------------------------------------------------------------------------------------------------
  1/5/99        8,784,000         1,568,566            1,561,322           1,561,322         (7,244)
               French Franc                           U.S. Dollar
--------------------------------------------------------------------------------------------------------
  1/7/99        3,727,000          665,747              663,876              663,876         (1,871)
               French Franc                           U.S. Dollar
--------------------------------------------------------------------------------------------------------
  1/19/99       81,913,300       14,660,194           14,515,142          14,515,142        (145,052)
               French Franc                           U.S. Dollar
--------------------------------------------------------------------------------------------------------

GROWTH AND INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
================================================================================

GROWTH AND INC0ME (CONTINUED)

                                    U.S. $ VALUE                       U.S. $ VALUE
 EXCHANGE       CURRENCY TO BE      DECEMBER 31,      CURRENCY TO BE   DECEMBER 31,     UNREALIZED
   DATE           DELIVERED            1998             RECEIVED          1998          GAIN (LOSS)
   ----           ---------            ----             --------          ----          -----------
CONTRACTS TO SELL (CONTINUED)
-----------------------------
  1/19/99          310,000             $55,481            55,334          $55,334          $(147)
                 French Franc                           U.S. Dollar
------------------------------------------------------------------------------------------------------
  1/19/99          898,000             160,717            160,975         160,975           258
                 French Franc                           U.S. Dollar
------------------------------------------------------------------------------------------------------
  1/19/99           73,000              13,065            13,086          13,086             21
                 French Franc                           U.S. Dollar
------------------------------------------------------------------------------------------------------
  1/19/99         7,313,000           1,038,823          1,316,869       1,316,869         8,046
                 French Franc                           U.S. Dollar
------------------------------------------------------------------------------------------------------
  2/22/99        106,061,600         19,036,043         19,058,688      19,058,688         22,645
                 French Franc                           U.S. Dollar
------------------------------------------------------------------------------------------------------
  1/5/99          4,210,000           2,520,188          2,513,433       2,513,433        (6,755)
             German Deutschemark                        U.S. Dollar
------------------------------------------------------------------------------------------------------
  1/21/99         38,824,000         23,307,864         23,906,404      23,906,404        598,540
             German Deutschemark                        U.S. Dollar
------------------------------------------------------------------------------------------------------
  2/3/99          25,108,600         15,101,403         15,233,952      15,233,952        132,549
             German Deutschemark                        U.S. Dollar
------------------------------------------------------------------------------------------------------
  2/3/99          4,792,000           2,882,117          2,865,994       2,865,994        (16,123)
             German Deutschemark                        U.S. Dollar
------------------------------------------------------------------------------------------------------
  2/3/99           580,000             348,837           349,168          349,168            331
             German Deutschemark                        U.S. Dollar
------------------------------------------------------------------------------------------------------
  2/19/99         25,090,000          3,237,211          3,145,293       3,145,293        (91,918)
               Hong Kong Dollar                         U.S. Dollar
------------------------------------------------------------------------------------------------------
  1/4/99         531,780,000          4,648,520          4,577,208       4,577,208        (71,312)
                 Japanese Yen                           U.S. Dollar
------------------------------------------------------------------------------------------------------
  1/27/99       2,508,315,000        22,281,675         21,512,136      21,512,136       (769,539)
                 Japanese Yen                           U.S. Dollar
------------------------------------------------------------------------------------------------------
  2/26/99       2,599,660,000        23,221,098         21,798,256      21,798,256      (1,422,842)
                 Japanese Yen                           U.S. Dollar
------------------------------------------------------------------------------------------------------
  3/17/99       1,484,921,000        13,298,673         12,889,939      12,889,939       (408,734)
                 Japanese Yen                           U.S. Dollar
------------------------------------------------------------------------------------------------------
  1/19/99         23,530,000          3,087,289          3,023,450       3,023,450        (63,839)
               Norwegian Krone                          U.S. Dollar
------------------------------------------------------------------------------------------------------
  2/2/99          23,747,000         17,352,322         17,148,696      17,148,696       (203,626)
                 Swiss Franc                            U.S. Dollar
------------------------------------------------------------------------------------------------------
                                                                                      $(2,208,919)
                                                                                    ==================

================================================================================

8. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Internal Revenue Code, the following capital loss carryforwards have been incurred at December 31, 1998:


                                 CAPITAL LOSS
                                 CARRYFORWARD     EXPIRATION DATE
                                 ------------     ---------------
             Real Estate         $  80,901            2006
                                   583,835            2007


These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

GROWTH AND INCOME PORTFOLIOS
ADDITIONAL INFORMATION
DECEMBER 31, 1998
================================================================================

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:


                     Balanced                        10.42%
                     Growth and Income               41.10%


In accordance with federal tax authorities, the Funds paid the following amounts of dividends which qualify to be taxed at long-term capital gain rates:


                                         AGGREGATE     PER SHARE
                                         ---------     ---------
                Balanced              $   202,440,607    $1.96
                Growth and Income       1,621,263,743     6.21


YEAR 2000 (UNAUDITED)

The Funds receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

GROWTH AND INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BALANCED
================================================================================
Selected data for a fund share outstanding throughout each period:


                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            1998          1997          1996         1995+          1994+
                        ------------  ------------  ------------  ------------   ------------
Net asset value,
 beginning of period ..   $16.03        $ 15.12       $ 14.50       $ 12.23       $ 12.80
                          ------        -------       -------       -------       -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income      0.46           0.50+         0.47+         0.54          0.48
 Net realized and
  change in unrealized
  gain or loss on
  investments..........     2.11           2.73          1.59          2.73         (0.53)
                          ------        -------       -------       -------       -------
    Total from
     investment
     operations........     2.57           3.23          2.06          3.27         (0.05)
                          ------        -------       -------       -------       -------
LESS DISTRIBUTIONS:
 From net investment
  income...............    (0.39)         (1.10)        (0.35)        (0.67)        (0.45)
 From net realized
  gains on investments     (2.48)         (1.22)        (1.09)        (0.33)        (0.07)
                          ------        -------       -------       -------       -------
    Total distributions    (2.87)         (2.32)        (1.44)        (1.00)        (0.52)
                          ------        -------       -------       -------       -------
Net asset value, end
 of period ............   $15.73        $ 16.03       $ 15.12       $ 14.50       $ 12.23
                          ======        =======       =======       =======       =======

Total return* .........    16.93%         22.49%        15.17%        27.23%        (0.35)%
Net assets, end of
 period (millions) ....   $1,852        $ 1,642       $ 1,364       $ 1,196       $   958
Ratio of net expenses
 to average net assets      0.59%          0.58%         0.45%         0.31%         0.32%
Ratio of net
 investment income to
 average net assets ...     3.01%          3.01%         3.21%         3.96%         3.83%
Portfolio turnover
 rate..................    85.83%        112.03%       107.80%       141.21%       112.05%


* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.



                                          See Notes to Financial Statements.  87

GROWTH AND INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH AND INCOME
================================================================================
Selected data for a fund share outstanding throughout each period:


                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            1998          1997          1996         1995+          1994+
                        ------------  ------------  ------------  ------------   ------------

Net asset value,
 beginning of period ..   $ 33.63       $ 32.39       $29.05        $26.23         $31.25
                          -------       -------       ------        ------         ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income       0.38          0.54+        0.65+         0.72           0.76
 Net realized and
  change in unrealized
  gain or loss
  on investments ......      4.47          8.94         6.45          7.62          (1.07)
                          -------       -------       ------        ------         ------
    Total from
     investment
     operations........      4.85          9.48         7.10          8.34          (0.31)
                          -------       -------       ------        ------         ------
LESS DISTRIBUTIONS:
 From net investment
  income...............     (0.40)        (0.58)       (0.73)        (0.72)         (0.81)
 From net realized
  gains on investments      (6.21)        (7.66)       (3.03)        (4.80)         (3.90)
                           ------       -------       ------        ------         ------
    Total distributions     (6.61)        (8.24)       (3.76)        (5.52)         (4.71)
                          -------       -------       ------        ------         ------
Net asset value, end
 of period ............   $ 31.87       $ 33.63       $32.39        $29.05         $26.23
                          =======       =======       ======        ======         ======

Total return* .........     14.49%        29.89%       24.46%        32.25%         (0.96)%
Net assets, end of
 period (millions) ....   $ 9,801       $ 9,188       $6,954        $5,662         $4,424
Ratio of net expenses
 to average net assets       0.57%         0.56%        0.43%         0.29%          0.30%
Ratio of net
 investment income to
 average net assets ...      1.03%         1.46%        2.02%         2.42%          2.52%
Portfolio turnover
 rate..................    145.64%       107.01%       85.03%        96.63%         84.27%


* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.



88  See Notes to Financial Statements.

REAL ESTATE
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                              PERIOD FROM
                                                           DECEMBER 15, 1997
                                            YEAR ENDED      (COMMENCEMENT OF
                                           DECEMBER 31,       OPERATIONS)
                                               1998       TO DECEMBER 31, 1997
                                           ------------   --------------------

Net asset value, beginning of period ....   $ 10.31            $10.00
                                            -------            ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................      0.45              0.05+
 Net realized and change in unrealized
  gain or loss on investments ...........     (1.78)             0.31
                                            -------            ------
    Total from investment operations ....     (1.33)             0.36
                                            -------            ------
LESS DISTRIBUTIONS:
 From net investment income .............     (0.45)            (0.05)
                                            -------            ------
    Total distributions .................     (0.45)            (0.05)
                                            -------            ------
Net asset value, end of period ..........   $  8.53            $10.31
                                            =======            ======

Total return* ...........................    (12.85)%            3.59%
Net assets, end of period (000's) .......   $ 5,500            $5,153
Ratio of net expenses to average net
 assets..................................      0.95%             0.95%(1)
Ratio of net investment income to average
 net assets .............................      5.24%             9.99%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .......      1.32%               --
Portfolio turnover rate .................     55.79%               --


(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.



                                          See Notes to Financial Statements.  89

                          INDEPENDENT AUDITORS' REPORT



The Board of Trustees/Directors and Shareholders of Aetna Balanced VP, Inc., Aetna Growth and Income VP, and Aetna Variable Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Growth and Income VP, Aetna Balanced VP, Inc. and Aetna Real Estate Securities VP (collectively the Growth and Income Portfolios), including the portfolios of investments as of December 31, 1998 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years in the five-year period ended December 31, 1998 for Aetna Growth and Income VP and Aetna Balanced VP, Inc. and for the year ended December 31, 1998 and the period from December 15, 1997 (commencement of operations) to December 31, 1997 for Aetna Real Estate Securities VP. These financial statements and financial highlights are the responsibility of the Growth and Income Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Balanced VP, Inc., Aetna Growth and Income VP and Aetna Real Estate Securities VP as of December 31, 1998, results of their operations for the year then ended, changes in their net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods specified in the first paragraph above, in conformity with generally accepted accounting principles.



                                               KPMG LLP


Hartford, Connecticut
January 29, 1999

[Begin Line Chart]

Aetna Bond VP
Growth of $10,000


                Aetna Bond VP      Lehman Brothers Aggregate Bond Index
                -------------      ------------------------------------
01/88              10,000                        10,000
12/88              10,763                        10,789
12/89              12,331                        12,357
12/90              13,458                        13,464
12/91              16,075                        15,618
12/92              17,272                        16,774
12/93              18,944                        18,409
12/94              18,205                        17,872
12/95              21,526                        21,173
12/96              22,299                        21,941
12/97              24,149                        24,059
12/98              26,115                        26,148

[End Line Chart]

      Average Annual Total Returns
for the period ended December 31, 1998*
------------------------------------------

   1 Year       5 Years       10 Years
------------------------------------------
   8.14%         6.64%         9.27%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

                                 AETNA BOND VP

HOW DID THE FUND PERFORM DURING THE PERIOD?

Aetna Bond VP (Bond) generated an 8.14% total return, net of fund expenses, for the year ended December 31, 1998. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned 8.69% for the same period. Among variable annuity intermediate-term bond funds tracked by Morningstar, Inc., the Fund ranked in the top 44% (out of 268 funds), 61% (out of 192 funds) and 26% (out of 128 funds) for the past one, five and ten year periods ended December 31, 1998, respectively.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

While the first half of the year was one of low volatility with the Federal Reserve on hold, the third quarter brought upward spikes in volatilities across all market sectors as emerging market turmoil spilled over into domestic markets. Stock market declines and hedge fund unwinding activity led to widening risk premiums on virtually all non-Treasury securities. Fears of inflation were replaced with fears of deflation and commodity prices plummeted leading the Federal Reserve to ease monetary policy to relieve some of the strain in the markets. The 10-year Treasury rallied by over 100 basis points in the August/ September time period, while emerging markets, high yield, investment grade corporates and mortgage-backed securities all underperformed U.S Treasuries by significant margins in the third quarter. Only after the Federal Reserve began easing did the spreads begin to recover; however, spreads still ended the year significantly wider than mid-year levels, reflecting continued fear and uncertainty surrounding the future path of the domestic and global economies.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Fund performance in the third quarter was negatively impacted by the global instability as holdings in Asian securities, European banks and callable bonds lagged the market. A strategy shift toward the end of the third quarter, coinciding with a

                                                    See Definition of Terms.  91
change in portfolio managers, resulted in a restructuring of the Fund to reduce exposure to foreign sectors, then reinvesting the proceeds in domestic corporate bonds and commercial mortgage-backed securities. As a result of this shift in strategy, performance for the fourth quarter of 1.24% significantly exceeded the 0.34% return of the Lehman Brothers Aggregate Bond Index, recouping much of the third quarter underperformance.

WHAT IS YOUR OUTLOOK GOING FORWARD?

At year end, spreads on corporate bonds were near recessionary levels and spreads on mortgage-backed securities were pricing in sustained levels of high prepayments. The economic environment, both globally and domestically, remains uncertain and risk factors remain. Despite these risk factors, we believe that the risk/return tradeoff still favors an overweight position in spread products and an underweight position in U.S. Treasuries. We will be closely monitoring risk factors, affecting both domestic factors -- consumer spending, stock market levels, tight labor markets, trade deficits and the value of the dollar and global factors -- further currency devaluations in emerging economies, continued weakness in Japan and commodity prices. We expect to reduce our risk posture should the markets begin to trade at lofty levels that understate the aforementioned risks.


-------------------------------------------
 QUALITY RATINGS
-------------------------------------------
 AAA                               35.2%

 AA                                 9.6%

 A                                 21.0%

 BBB                               16.4%

 BB                                 4.6%

 B                                  9.0%

 CCC                                0.7%

 N/R                                3.5%


--------------------------------------------
 WEIGHTED AVERAGE LIFE TO MATURITY
-------------------------------------------
  0 - 1 years                       8.1%

  1 - 5 years                      47.0%

  5 - 10 years                     33.4%

 10 - 20 years                      6.9%

 20 + years                         4.6%


The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.



92  See Definition of Terms.

[Begin Line Chart]

Aetna High Yield VP
Growth of $10,000

                                                    Merrill Lynch
                   Aetna High Yield VP      High Yield Master Trust Index
                   -------------------      -----------------------------
12/10/97                 10,000                        10,000
12/31/97                 10,150                        10,058
                         10,813                        10,337
                         10,873                        10,511
                          9,982                        10,135
12/31/98                 10,122                        10,425

[End Line Chart]


------------------------------------------
      Average Annual Total Returns
for the period ended December 31, 1998*
------------------------------------------

 Inception Date    1 Year    Inception
------------------------------------------
    12/10/97       -0.27%      1.16%
------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.


                              AETNA HIGH YIELD VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna High Yield VP (High Yield) generated a -0.27% total return, net of fund expenses, for the year ended December 31, 1998. The benchmark, Merrill Lynch High Yield Master Trust Index(b), returned 3.66% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The high yield market underperformed both the treasury and equity markets in 1998, as volatility associated with riskier asset classes escalated. Outperformance earlier in the year evaporated with a deluge of new issuance and the flight to quality brought about by the Russian crisis and hedge fund problems which surfaced late in the summer. Spreads widened to levels not seen since the recessionary environment of the early 1990's, when default rates reached 10%. Single B issues reversed a three-year trend of outperforming BB issues on the heels of the global credit crunch. By year end, spreads had recovered to some extent, but remained 200 basis points wide to their earlier narrow levels. Defaults ticked up slightly in 1998 and we would expect a further increase in 1999, but expect them to remain in the 3.0 to 3.5% range below long-term historical averages.


WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Underperformance versus the benchmark index for the year was attributable to the significant price decline of a security which unexpectedly announced liquidity problems in December and subsequently defaulted on its coupon payment, as well as underperformance in the more volatile deferred coupon portion of the telecommunications sector which is not included in the benchmark index. Volatile sectors of the high yield market, such as deferred coupon securities, were severely punished in the


                                                    See Definition of Terms.  93
latter half of 1998 and underperformed the market. Our holdings in this sector remain strong long-term credit stories. Overweighting in the gaming and media sectors, strong performers in 1998, partially offset the above underperformance.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We believe that the high yield market is poised to outperform other fixed income classes in 1999, as new investors are attracted to the markets' yields, which are double those of U.S. Treasuries in an environment of relative economic stability and below average long-term default rates. We view this as a good environment in which to utilize strong credit research skills. We will continue our overweighting in the fast-growth telecommunications sector as well as in the strong cash-generating gaming sector and continue our underweighting in cyclicals.


------------------------------------------
  QUALITY RATINGS
------------------------------------------
 BB                                4.5%
 B                                79.9%
 CCC                               9.3%
 N/R                               6.3%


------------------------------------------
 MATURITY DISTRIBUTION
------------------------------------------
  0 - 1 years                      4.6%
  1 - 5 years                     15.3%
  5 - 10 years                    78.5%
 10 - 20 years                     1.6%


The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


94  See Definition of Terms.

[Begin Line Chart]

Aetna Money Market VP
Growth of $10,000

                   Aetna Money Market VP                  IBC
                   ---------------------                  ---
01/88                      10,000                       10,000
12/88                      10,753                       10,685
12/89                      11,762                       11,596
12/90                      12,755                       12,473
12/91                      13,588                       13,167
12/92                      14,086                       13,606
12/93                      14,535                       13,970
12/94                      15,127                       14,485
12/95                      16,042                       15,260
12/96                      16,903                       15,997
12/97                      17,828                       16,792
12/98                      18,801                       17,622

[End Line Chart]

      Average Annual Total Returns
for the period ended December 31, 1998*
------------------------------------------

   1 Year       5 Years       10 Years
------------------------------------------
   5.46%         5.27%         5.75%
------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

                             AETNA MONEY MARKET VP

HOW DID THE FUND PERFORM DURING THE PERIOD?

Aetna Money Market VP (Money Market) generated a 5.46% total return, net of fund expenses, for the year ended December 31, 1998. The benchmark, IBC's Money Funds Report Average/All Taxable Index(c), returned 4.92% for the same period. As of December 31, 1998, the Fund reported a 7-day yield of 5.03% with an average weighted maturity of 62 days. Among variable annuity money market funds tracked by Morningstar, Inc., the Fund ranked in the top 17% (out of 312 funds), 14% (out of 243 funds) and 12% (out of 178 funds) for the past one, five and ten year periods ended December 31, 1998, respectively.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The year was largely dominated by events and developments overseas. The U.S. markets are still feeling the effects of the global crisis that began over a year ago in southeast Asia and spread to Russia and Latin America. Reduced demand and slower export growth have already impacted the manufacturing sector.
 Lower earnings expectations, capital flight and decreasing availability of credit reinforced concerns of negative pressures on the U.S. economy. On September 29, the Federal Reserve moved to counter these negative pressures on domestic growth with a cut in short-term interest rates. The absence of inflationary pressures afforded monetary authorities some leeway to change policy. Since then, slower domestic growth and increased threat of a global credit crunch have resulted in two additional rate cuts to lower the Federal Funds rate to 4.75%.

Concerns of a weakening U.S. economy were reflected in the dramatic widening of corporate credit spreads in the second half of the year. Liquidity and credit risk premiums rose as investors turned to U.S. Treasuries and other large, high quality issuers. Deposit flows into money funds reached record levels as investors began to reassess their risks and sought safer havens. This strong demand provided some support to spread levels for top tier money market issuers, while spread


                                                    See Definition of Terms.  95
differential widened for less liquid or lower quality issuers.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Strategic positioning of maturities contributed positively to performance as the money market curve flattened over the period. In the first half of the year, the Fund implemented a barbell strategy to take advantage of higher yields provided in very short maturities. Later, the allocation to longer maturities was raised to extend the average portfolio maturity in anticipation of further interest rates cuts. The Fund reduced its emphasis on adjustable rate securities except for those securities with coupons that reset off higher yielding London Interbank Bank Offered Rate indices. High quality asset-backed securities that provided attractive yields were targeted throughout the year.
 Heightened stock market volatility and liquidity concerns widened credit spreads in the fourth quarter. A modest allocation to lower rated issuers was added to the portfolio mix to enhance the overall yield.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Monetary authorities have eased interest rates three times since the end of September out of concern for financial market conditions and the potential negative impact on the economy. The moves appear to have been prudent and well justified. More importantly, the actions signal that policy makers are committed to reducing the risks of a U.S. recession.

However, given the remarkable resiliency of the U.S. economy, we now expect the monetary policy to remain unchanged for the near term. The impact from the Asian crisis on domestic growth has not been as severe as originally expected while availability of credit has improved. Further improvement to inflation will also be difficult. At current levels, commodity prices are probably near or at bottom. On the other hand, we anticipate that domestic growth will moderate in 1999 as consumer spending slows and the drag from the trade sector persists. These countervailing forces should keep the Federal Reserve on hold.


------------------------------------------
 QUALITY RATINGS
------------------------------------------
 Tier 1                            98.2%
 Tier 2                             1.8%


------------------------------------------
MATURITY DISTRIBUTION
------------------------------------------
  1 - 30 days                     12.0%
  31 - 60 days                     8.6%
  61 - 90 days                     9.8%
  91 - 120 days                    6.4%
 121 - 180 days                    6.5%
 181 - 397 days                   56.7%


*Tier 1 securities are securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security or comparable unrated securities. Tier 2 securities are securities that are not rated Tier 1.

The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


96  See Definition of Terms.

DEFINITION OF TERMS

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index of U. S. corporate, government and mortgage bonds.

(b) The Merrill Lynch High Yield Master Trust Index is an unmanaged, broad gauge of the high yield bond market and does not take into account any fees and expenses of the individual securities that they track.

(c) IBC's Money Funds Report Average/All Taxable Index (IBC) is an average of the returns of over 250 money market mutual funds surveyed each month by IBC.

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
BOND
================================================================================

                                         NUMBER OF             MARKET
                                          SHARES                VALUE
                                       ------------         ------------
PREFERRED STOCKS (0.7%)
Global Crossing Holdings Ltd. + ++           60,000         $  5,820,000
                                                            ------------
TOTAL PREFERRED STOCKS (COST $6,000,000)                       5,820,000
                                                            ------------
                                         PRINCIPAL
                                          AMOUNT
                                       ------------
LONG-TERM BONDS AND NOTES (93.6%)
CORPORATE BONDS (67.4%)
ELECTRIC AND TELEPHONE BONDS (15.1%)
Alabama Power Co., 5.49%, 11/01/05     $ 15,000,000           14,967,900
Comcast Cellular Holdings, Inc.,
 9.50%, 05/01/07 ..................       6,500,000            6,906,250
GTE North, Inc., 5.65%, 11/15/08 ..      12,500,000           12,593,250
ITC Deltacom, Inc., 9.75%, 11/15/08
 ++ ...............................       3,000,000            3,067,500
Level 3 Communications, 9.13%,
 05/01/08..........................       5,600,000            5,551,000
McLeodUSA, Inc., 8.38%, 03/15/08 ..       4,800,000            4,800,000
Metromedia International Group,
 Inc., 10.00%, 11/15/08 ...........       2,000,000            2,060,000
Nextlink Communications,
 10.75%, 11/15/08 ++ ..............       6,000,000            6,150,000
PSINET, Inc., 10.00%, 02/15/05 ....       5,050,000            4,949,000
Qwest Communications International,
 7.50%, 11/01/08 ..................       5,500,000            5,720,000
Sprint Capital Corp., 5.70%,
 11/15/03..........................       9,000,000            9,032,130
Sprint Capital Corp., 6.13%,
 11/15/28..........................      11,900,000           12,159,777
Verio, Inc., 11.25%, 12/01/08 ++ ..       2,250,000            2,272,500
WorldCom, Inc., 6.25%, 08/15/03 ...      25,000,000           25,667,250
WorldCom, Inc., 8.88%, 01/15/06 ...       3,689,000            4,031,966
                                                            ------------
                                                             119,928,523
                                                            ------------
FINANCIAL BONDS (24.6%)
American General Finance Corp.,
 5.75%, 11/01/03 ..................       9,000,000            9,054,900
American General Finance Corp.,
 8.13%, 08/15/09 ..................      10,000,000           11,743,200
Associates Corp. N.A., 5.75%,
 11/01/03 *........................      17,400,000           17,556,078
Associates Corp. N.A., 7.95%,
 02/15/10..........................      15,000,000           17,579,100
Chase Manhattan Corp., 9.38%,
 07/01/01..........................      11,790,000           12,836,952
Commercial Mortgage Acceptance
 Corp., 5.80%, 03/15/06 ...........      19,701,060           19,710,296
EOP Operating L.P., 6.38%, 02/15/03       4,200,000            4,146,408
First Empire Capital Trust II,
 8.28%, 06/01/27 ..................       7,150,000            7,942,220
Ford Motor Credit Co., 5.13%,
 10/15/01..........................       4,000,000            3,981,880
Ford Motor Credit Co., 5.49%,
 02/15/28..........................       5,500,000            5,650,150
Ford Motor Credit Co., 5.94%,
 02/22/99..........................      15,000,000           15,013,550
Ford Motor Credit Co., 6.63%,
 10/01/28..........................       5,000,000            5,134,650
General Electric, 8.63%, 06/15/08 .      10,000,000           12,332,800
General Motors Acceptance Corp.,
 5.33%, 10/20/00 ..................      15,000,000           14,997,000
General Motors Acceptance Corp.,
 6.42%, 05/15/35 ..................      25,000,000           25,843,750
Mellon Financial Co., 5.75%,
 11/15/03..........................       5,000,000            5,034,650
                                        PRINCIPAL              MARKET
                                         AMOUNT                VALUE
                                       ------------         ------------
CORPORATE BONDS (CONTINUED)
Simon De Bartolo Group, Inc.,
 6.63%, 06/15/03 ..................    $  7,000,000         $  6,905,290
                                                            ------------
                                                             195,462,874
                                                            ------------
FOREIGN AND SUPRANATIONALS (1.5%)
Inter-American Development Bank,
 12.25%, 12/15/08 .................       7,775,000           11,928,716
                                                            ------------
FOREIGN BONDS (4.1%)
Bayerische Landesbank, 6.25%,
 03/15/00..........................      12,000,000           12,120,960
Globo Communicacoes,
 10.63%, 12/05/08 ++ ..............       3,750,000            2,409,375
Orange Plc, 8.00%, 08/01/08 .......       3,000,000            3,030,000
Rogers Cablesystem, 10.00%,
 03/15/05..........................       8,500,000            9,520,000
Telewest Plc, 11.00%, 10/01/07 ....       6,850,000            5,719,750
                                                             -----------
                                                              32,800,085
                                                             -----------
OTHER PUBLIC CORPORATE BONDS (22.1%)
Allied Waste North America,
 7.38%, 01/01/04 ++ ...............       5,100,000            5,151,000
Chancellor Media Corp., 8.00%,
 11/01/08 ++.......................       7,000,000            7,140,000
Continental Airlines, Inc.,
 8.00%, 12/15/05 ..................       3,250,000            3,225,625
Echostar Satellite Broadcast,
 Zero Coupon, 03/15/04 ............       4,950,000            4,937,625
Enron Oil & Gas Corp.,
 6.50%, 12/01/07 ..................       8,000,000            8,042,480
Fisher Scientific International,
 9.00%, 02/01/08 ++ ...............       1,250,000            1,243,750
Gulf Canada Resources Corp.,
 8.38%, 11/15/05 ..................       1,500,000            1,485,000
International Home Foods,
 10.38%, 11/01/06 .................       3,500,000            3,780,000
Jersey Seagram & Sons,
 6.25%, 12/15/01 ..................      15,000,000           14,906,250
Monsanto Co., 5.38%, 12/01/01 .....      15,000,000           14,989,500
Motorola, Inc., 5.80%, 10/15/08 ...      15,000,000           15,344,100
Procter & Gamble Co., 5.25%,
 09/15/03..........................       8,800,000            8,808,272
Rite Aid Corp., 5.50%, 12/15/00 ...      20,000,000           19,956,000
Rite Aid Corp., 6.00%, 10/01/03 ...      10,000,000            9,990,500
Safeway, Inc., 5.75%, 11/15/00 ....       9,800,000            9,819,600
Station Casinos Corp., 10.13%,
 03/15/06..........................       6,000,000            6,285,000
Sun International Hotels, 9.00%,
 03/15/07..........................       5,000,000            5,200,000
Time Warner, Inc., 7.95%, 02/01/00        7,000,000            7,181,580
Time Warner, Inc., 9.13%, 01/15/13       10,000,000           12,659,600
Xerox Corp., 5.25%, 12/15/03 ......      15,000,000           14,892,750
                                                            ------------
                                                             175,038,632
                                                            ------------
TOTAL CORPORATE BONDS (COST $522,622,451)                    535,158,830
                                                            ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.3%)
MORTGAGE-BACKED SECURITIES (0.3%)
Chase Mortgage Finance Corp.,
 6.75%, 11/25/09 ..................         926,978              919,156


98  See Notes to Portfolio of Investments.

================================================================================

                                        PRINCIPAL              MARKET
                                         AMOUNT                VALUE
                                       ------------         ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Security Pacific National Bank,
 8.50%, 04/25/17 [plus sign].......     $ 1,342,158         $  1,339,222
                                                            ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
 (COST $2,253,410)                                             2,258,378
                                                            ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (15.8%)
AGENCY MORTGAGE-BACKED SECURITIES (15.8%)
Federal National Mortgage
 Association,
 6.50%, 02/11/29 # ................      35,000,000           35,191,450
Federal National Mortgage
 Association, 7.00%, 08/01/25 -
 03/01/26..........................      10,542,911           10,760,360
Federal National Mortgage
 Association,
 7.50%, 10/01/28 - 11/01/28........      47,106,749           48,416,929
Government National Mortgage
 Association, 7.00%, 04/15/26 .....       7,944,619            8,135,767
Government National Mortgage
 Association, 7.50%, 12/15/22 .....      10,445,800           10,778,708
Government National Mortgage
 Association, 10.00%, 10/15/09 -
 01/15/21..........................       5,378,104            5,877,259
Government National Mortgage
 Association, 10.50%, 02/15/13 -
 01/15/21..........................       5,699,423            6,246,214
Government National Mortgage
 Association, 11.00%, 02/15/10 ....          21,414               23,455
                                                            ------------
                                                             125,430,142
                                                            ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $123,786,108)                              125,430,142
                                                            ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (10.1%)
ASSET-BACKED SECURITIES (0.6%)
First Security Auto Grantor Trust,
 6.10%, 04/15/03 ..................       5,158,888            5,181,861
                                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (3.3%)
Fannie Mae, 6.00%, 05/15/08 # .....       5,000,000            5,285,335
Federal National Mortgage Corp.,
 5.75%, 04/15/03 ..................      13,000,000           13,365,586
Small Business Administration
 92-20K, 7.55%, 11/01/12 ..........       7,286,272            7,759,880
                                                            ------------
                                                              26,410,801
                                                            ------------
U.S. TREASURY OBLIGATIONS (6.2%)
U.S. Treasury Bond, 6.13%,
 11/15/27* ........................      15,000,000           16,790,550
U.S. Treasury Bond, 6.63%, 02/15/27       7,000,000            8,279,670
U.S. Treasury Note, 4.50%, 09/30/00      15,000,000           14,967,150
U.S. Treasury Note, 4.63%, 11/30/00       5,000,000            5,003,100
U.S. Treasury Note, 6.88%, 07/31/99       4,000,000            4,049,360
                                                            ------------
                                                              49,089,830
                                                            ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $77,614,222)                                          80,682,492
                                                            ------------
TOTAL LONG-TERM BONDS AND NOTES (COST $726,276,191)          743,529,842
                                                            ------------
SHORT-TERM INVESTMENTS (9.3%)
AT&T Capital Corp., 6.55%, 01/04/99      15,000,000           15,000,000
Enron Oil & Gas Corp.,
 5.55%, 02/11/99 * ++ .............      21,500,000           21,374,046
Federal Home Loan Mortgage Corp.,
 4.70%, 01/04/99 ..................      20,218,000           20,218,000
                                        PRINCIPAL              MARKET
                                         AMOUNT                VALUE
                                       ------------         ------------
SHORT-TERM INVESTMENTS (CONTINUED)
Koch Industries Inc., 5.25%,
 01/04/99 ++.......................    $ 17,000,000         $ 17,000,000
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS (COST $73,592,046)               73,592,046
                                                            ------------
TOTAL INVESTMENTS (COST $805,868,237)(a)                     822,941,888
OTHER ASSETS LESS LIABILITIES                                (28,381,655)
                                                            ------------
TOTAL NET ASSETS                                            $794,560,233
                                                            ============


NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:


Unrealized gains.............................................. $ 19,407,632

Unrealized losses.............................................   (2,333,981)
                                                              -------------

 Net unrealized loss.......................................... $ 17,073,651
                                                              =============


+  Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 1998.
#  When-issued or delayed delivery security.
[plus sign] Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees.

Information concerning restricted securities at December 31, 1998 is shown below:

                                                           COST
                                                       -----------
Allied Waste North America............................ $ 5,092,540

Chancellor Media Corp. ...............................   6,941,081

Enron Oil & Gas Corp. ................................  21,374,046

Fisher Scientific International.......................   1,206,611

Globo Communicacoes ..................................   3,760,691

ITC Deltacom, Inc. ...................................   3,000,000

Koch Industries, Inc. ................................  17,000,000

Nextlink Communications...............................   6,000,000

Security Pacific National Bank........................   1,331,955

Verio, Inc............................................   2,250,000
                                                       -----------

                                                       $67,956,924
                                                       ===========

The market value of the total restricted securities above represent 8.45% of the total net assets.

Category percentages are based on net assets.


                                          See Notes to Financial Statements.  99

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
HIGH YIELD
================================================================================

                                             NUMBER OF          MARKET
                                              SHARES            VALUE
                                             ---------        ----------
COMMON STOCKS (0.1%)
American Banknote Corp. Warrants ..........        175        $      219
KMC Telcom Holdings, Inc. Warrants ........        300             3,000
Park N' View, Inc. Warrants ...............         50             3,100
                                                              ----------
TOTAL COMMON STOCKS (COST $0)                                      6,319
                                                              ----------
PREFERRED STOCKS (4.2%)
Cumulus Media, Inc. + .....................         77            82,775
Global Crossing Holdings Ltd. + ++ ........        150           145,500
Rural Cellular Corp. ++ ...................        158           145,360
                                                              ----------
TOTAL PREFERRED STOCKS (COST $382,441)                           373,635
                                                              ----------
                                             PRINCIPAL
                                               AMOUNT
                                             ---------
LONG-TERM BONDS AND NOTES (98.4%)
CORPORATE BONDS (98.4%)
Adelphia Communications, 8.13%, 07/15/03 ..  $ 100,000           102,250
America Lawyer Holding Corp.,
 Zero Coupon, 12/15/08 ....................    250,000           155,000
America Skiing Co., 12.00%, 07/15/06 ......    100,000           104,000
ATC Group Services, 12.00%, 01/15/08 + @@ .    200,000            16,000
Aztar Corp., 11.00%, 10/01/02 .............    125,000           126,250
Bell Sports, Inc., 11.00%, 08/15/08 ++ ....    200,000           204,000
Casino Magic, 13.00%, 08/15/03 ............    250,000           282,500
Cencall Communications, Zero Coupon,
 01/15/04..................................    500,000           490,000
Comcast Cable Corp., Zero Coupon, 11/15/07     250,000           208,750
Cumulus Media, Inc., 10.38%, 07/01/08 .....     50,000            53,000
Dialogic Corp. Plc, 11.00%, 11/15/07 ......    100,000            99,500
Dimac Corp., 12.50%, 10/01/08 ++ ..........    150,000           150,000
ESAT Telecom Group Plc, 11.88%, 12/01/08 ++    200,000           200,000
Esprit Telecom Group Plc, 11.50%, 12/15/07     250,000           255,000
Fisher Scientific International,
 9.00%, 02/01/08 ++ .......................     50,000            49,750
Galaxy Telecom LP, 12.38%, 10/01/05 .......    250,000           278,125
Gulf Canada Resources Corp., 8.38%,
 11/15/05..................................    100,000            99,000
Harvey's Casino Resorts, 10.63%, 06/01/06 .    200,000           228,000
Hermes Euro Rail Corp., 11.50%, 08/15/07 ..    125,000           133,438
Hollywood Casino Corp., 12.75%, 11/01/03 ..    250,000           265,000
Hollywood Park, Inc., 9.50%, 08/01/07 .....    125,000           125,000
Hyperion Telecom Corp., 12.25%, 09/01/04 ..    100,000           101,500
IMAX Corp., 7.88%, 12/01/05 ...............     50,000            50,250
Iridium LLC/Capital Corp., 11.25%, 07/15/05    150,000           128,250
ITC Deltacom, Inc., 9.75%, 11/15/08 ++ ....    150,000           153,375
Jordan Telecom Products, 9.88%, 08/01/07 ..    250,000           250,000
KMC Telcom Holdings, Inc.,
 Zero Coupon, 02/15/08 ....................    300,000           144,000
Majestic Star Casino LLC, 12.75%, 05/15/03     500,000           520,000
McLeodUSA, Inc., 9.50%, 11/01/08 ++ .......    100,000           106,000
Metromedia International Group, Inc.,
 10.00%, 11/15/08 .........................    200,000           206,000
Metronet Communications,
 Zero Coupon, 11/01/07 ....................    500,000           330,000
                                             PRINCIPAL          MARKET
                                              AMOUNT            VALUE
                                             ---------        ----------
CORPORATE BONDS (CONTINUED)
Microcell Telecommunications,
 Zero Coupon, 06/01/06 ....................  $ 200,000        $  149,500
Neenah Corp., 11.13%, 05/01/07 ............    100,000           102,750
Nextlink Communications, 10.75%,
 11/15/08 ++ ..............................    150,000           153,750
NTLI, Inc., Zero Coupon, 10/01/08 ++ ......    125,000            78,125
NTLI, Inc., 11.50%, 10/01/08 ++ ...........    200,000           215,000
Optel, Inc., 11.50%, 07/01/08 .............    150,000           147,000
Orion Network Corp., Zero Coupon, 01/15/07     250,000           157,500
Park N' View, Inc., 13.00%, 05/15/08
 [plus sign] ..............................     50,000            39,400
Penhall Acquisition Corp., 12.00%, 08/01/06
 ++ .......................................    125,000           118,750
PSINET, Inc., 11.50%, 11/01/08 ++ .........    175,000           182,437
Qwest Communications International,
 7.25%, 11/01/08 ++ .......................    200,000           204,500
Radio Unica Corp., Zero Coupon, 08/01/06
 [plus sign] ..............................    300,000           162,000
Rogers Cantel, Inc., 9.38%, 06/01/08 ......     45,000            47,475
Sun International Hotels, 9.00%, 03/15/07 .    100,000           104,000
TBS Shipping International Ltd.,
 10.00%, 05/01/05 .........................    200,000           110,000
Telecomm Techniques Co., 9.75%, 05/15/08 ..    100,000            97,000
Telewest Plc, 11.00%, 10/01/07 ............    100,000            83,500
Trench Inc., 10.25%, 12/15/07 .............    250,000           232,500
Verio, Inc., 10.38%, 04/01/05 .............    250,000           245,000
Verio, Inc., 11.25%, 12/01/08 ++ ..........    150,000           151,500
Waterford Gaming, 12.75%, 11/15/03 ........    125,000           136,875
Winstar Communications, Inc.,
 10.00%, 03/15/08 .........................     75,000            60,750
Worldwide Fiber Corp., 12.50%, 12/15/05 ...     30,000            30,000
                                                              ----------
TOTAL LONG-TERM BONDS AND NOTES (COST $9,000,198)              8,623,250
                                                              ----------
SHORT-TERM INVESTMENTS (4.0%)
Federal Home Loan Mortgage Corp.,
 4.40%, 01/04/99 ..........................    352,000           352,000
                                                              ----------
TOTAL SHORT-TERM INVESTMENTS (COST $352,000)                     352,000
                                                              ----------
TOTAL INVESTMENTS (COST $9,734,639)(a)                         9,355,204
OTHER ASSETS LESS LIABILITIES                                   (588,444)
                                                              ----------
TOTAL NET ASSETS                                              $8,766,760
                                                              ==========


100  See Notes to Portfolio of Investments.

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $9,735,280. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains...............................................  $ 186,610

Unrealized losses..............................................   (566,686)
                                                                 ---------

 Net unrealized loss...........................................  $(380,076)
                                                                 =========

+  Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@@ Security has defaulted on its most current interest payment.
[plus sign] Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Information concerning restricted securities at December 31, 1998 is shown below:

                                                                 COST
                                                             -----------
ATC Group Services.......................................... $   200,000

Bell Sports, Inc............................................     200,000

Dimac Corp..................................................     145,892

ESAT Telecom Group Plc......................................     200,000

Fisher Scientific International.............................      48,264

ITC Deltacom, Inc...........................................     150,000

McLeodUSA, Inc..............................................     100,000

Nextlink Communications.....................................     150,000

NTLI, Inc...................................................     270,838

Park N' View, Inc...........................................      50,000

Penhall Acquisition Corp....................................     125,000

PSINET, Inc.................................................     178,470

Qwest Communications International..........................     200,000

Radio Unica Corp............................................     199,348

Rural Cellular Corp.........................................     158,000

Verio, Inc..................................................     150,000
                                                             -----------

                                                             $ 2,525,812
                                                             ===========

The market value of the total restricted securities above represent 26.58% of the total net assets.

Category percentages are based on net assets.


                                         See Notes to Financial Statements.  101

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
MONEY MARKET
================================================================================

                                          PRINCIPAL
                                            AMOUNT             VALUE
                                        ------------        ------------
ASSET-BACKED SECURITIES (32.8%)
ABS Investor Trust Series 1997-E,
 5.54%, 08/15/99 ....................   $ 19,000,000        $ 19,000,000
Amercredit Auto Recreation Trust,
 5.63%, 06/12/99 ....................      2,886,831           2,888,860
Bishops Gate Residential Mortgage
 Trust, 5.76%, 11/22/99 .............      9,000,000           9,000,000
Case Equipment Receivables Trust
 1998-B, 5.61%, 09/15/99 ............     13,604,583          13,612,024
Caterpillar Financial Asset Trust,
 5.64%, 07/26/99 ....................     10,567,668          10,575,097
Chase Manhattan Auto Owner Trust,
 5.59%, 07/09/99 ....................      2,207,316           2,208,351
Compass Auto Recreation Trust,
 5.66%, 07/15/99 ....................      3,254,202           3,255,474
ContiMortgage Home Equity Loan Trust,
 5.51%, 09/15/99 ....................     18,201,869          18,226,041
DVI Business Trust 1998, 5.24%,
 12/13/99............................     19,882,000          19,882,000
First Security Auto Owner Trust,
 5.25%, 11/15/99 ....................     24,485,598          24,488,945
Green Tree Financial Corp., 5.68%,
 06/01/99............................        150,052             150,052
Green Tree Financial Corp., 5.69%,
 05/01/99............................          1,148               1,148
Green Tree Receivable Equipment &
 Construction Trust, 5.55%, 08/15/99      12,290,801          12,301,364
Green Tree Receivable Equipment &
 Construction Trust, 5.67%, 07/15/99       2,189,333           2,190,018
Long Lane Master Trust Lll Series,
 5.23%, 04/30/99 ....................     14,300,000          14,300,000
MMCA Auto Owner Trust 1997-1,
 5.62%, 08/16/99 ....................     20,660,329          20,647,014
Newcourt Equipment Trust Securities,
 5.01%, 11/20/99 ....................     35,881,385          35,889,796
Onyx Acceptance Owner Trust,
 5.26%, 12/15/99 ....................     10,641,683          10,643,346
PNC Bank N.A., 5.25%, 08/03/99 ......     36,000,000          35,975,879
Provident Equipment Lease Trust,
 5.28%, 10/25/99 ....................     18,399,813          18,384,725
Racers Series 1998, 5.33%, 01/20/99 .     13,200,000          13,198,416
                                                            ------------
TOTAL ASSET-BACKED SECURITIES                                286,818,550
                                                            ------------
CERTIFICATES OF DEPOSIT (8.0%)
Abbey National Treasury, 5.54%,
 08/17/99............................     30,000,000          29,982,000
Abbey National Treasury, 5.58%,
 08/19/99............................      9,400,000           9,435,250
Deutsche Bank AG (NY), 5.70%,
 03/30/99............................     15,500,000          15,517,825
Svenska Handelsbanken, Inc.,
 5.72%, 03/31/99 ....................     15,300,000          15,318,513
                                                            ------------
TOTAL CERTIFICATES OF DEPOSIT                                 70,253,588
                                                            ------------
COMMERCIAL PAPER - DOMESTIC (21.9%)
Cooper Industries, Inc., 5.45%,
 01/04/99 ++.........................      9,298,000           9,298,000
Cooperative Associates of Tractor
 Dealers, Inc., 5.54%, 01/08/99 .....      5,800,000           5,796,430
EG&G, Inc., 5.35%, 02/11/99 +
  [plus sign]........................     12,000,000          11,932,233
Finova Capital Corp., 5.30%, 02/19/99      3,000,000           2,979,683

                                          PRINCIPAL
                                            AMOUNT             VALUE
                                        ------------        ------------
COMMERCIAL PAPER - DOMESTIC (CONTINUED)
Frontier Corp., 5.30%, 02/19/99 ++ ..   $ 20,000,000        $ 19,864,557
Frontier Corp., 5.60%,
 01/13/99 - 01/14/99 ++ .............     16,097,000          16,072,908
GTE Corp., 5.40%,
 01/04/99 - 02/19/99.................     22,000,000          21,951,700
GTE Corp., 6.00%, 01/12/99 ..........     11,680,000          11,664,427
Household International, Inc.,
 4.98%, 03/09/99 [plus sign] ........      8,000,000           7,929,840
Household International, Inc.,
 5.20%, 02/23/99 [plus sign] ........     10,000,000           9,931,300
Jefferson Smurfit Finance Corp.,
 5.30%, 01/04/99 ....................      2,500,000           2,500,000
Jefferson Smurfit Finance Corp.,
 5.35%, 01/05/99 - 01/12/99..........     10,000,000           9,991,752
Jefferson Smurfit Finance Corp.,
 5.45%, 01/15/99 - 01/20/99..........      6,500,000           6,486,905
Jefferson Smurfit Finance Corp.,
 5.52%, 01/26/99 ....................      3,500,000           3,488,193
Republic Industries, Inc.,
 5.30%, 01/04/99 ....................     11,248,000          11,248,000
Sheffield Receivables Corp.,
 5.17%, 03/05/99 ++ .................     10,000,000           9,919,300
Torchmark Corp., 5.27%, 03/08/99 ....      6,000,000           5,948,220
Torchmark Corp., 5.35%, 02/16/99 ....     15,000,000          14,904,146
Torchmark Corp., 6.50%, 01/05/99 ....     10,000,000           9,998,194
                                                            ------------
TOTAL COMMERCIAL PAPER - DOMESTIC                            191,905,788
                                                            ------------
COMMERCIAL PAPER - FOREIGN (1.4%)
UBS Finance, Inc., 4.80%, 03/22/99 ..     12,000,000          11,875,920
                                                            ------------
TOTAL COMMERCIAL PAPER - FOREIGN                              11,875,920
                                                            ------------
CORPORATE NOTES (10.7%)
BankBoston N.A., 5.14%, 09/08/99 ....     15,000,000          15,037,500
FCC National Bank, 4.80%, 06/01/99 ..     32,000,000          31,977,920
First Allamerica Financial Corp.,
 5.59%, 09/17/99 ....................     25,000,000          25,000,000
First USA Bank, 5.75%, 01/15/99 .....      3,000,000           2,999,859
International Lease Finance Corp.,
 7.50%, 03/01/99 ....................      2,100,000           2,107,308
Textron Financial Corp., 5.68%,
 11/15/99............................      8,000,000           7,999,200
Transamerica Corp., 6.80%, 03/15/99 .      8,760,000           8,787,594
                                                            ------------
TOTAL CORPORATE NOTES                                         93,909,381
                                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (0.5%)
U.S. Treasury Note, 5.88%, 02/28/99 .      4,000,000           4,008,080
                                                            ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                       4,008,080
                                                            ------------
MEDIUM-TERM NOTES (24.2%)
American Honda Finance Corp.,
 5.63%, 04/08/99 ....................     25,500,000          25,499,490
American Honda Finance Corp.,
 5.67%, 05/07/99 ....................     10,000,000           9,998,000
Associates Corp. N.A., 6.13%,
 11/12/99............................     23,000,000          23,193,660


102  See Notes to Portfolio of Investments.

================================================================================

                                          PRINCIPAL
                                            AMOUNT             VALUE
                                        ------------        ------------
MEDIUM-TERM NOTES (CONTINUED)
Chrysler Financial Corp., 7.89%,
 10/12/99............................   $  7,000,000        $  7,144,690
CIT Group Holdings, Inc.,
 5.54%, 01/14/00 ....................     10,000,000           9,991,100
Countrywide Home Loans, Inc.,
 5.46%, 10/27/99 ....................     10,000,000          10,000,000
Countrywide Home Loans, Inc.,
 5.70%, 08/13/99 ....................     33,000,000          32,958,090
Finova Capital Corp., 6.19%, 10/20/99     10,575,000          10,639,190
Finova Capital Corp., 6.37%, 04/15/99      3,500,000           3,510,080
Finova Capital Corp., 6.38%, 04/15/99      5,500,000           5,516,005
Ford Motor Credit Corp., 7.45%,
 07/12/99............................      4,500,000           4,556,610
General Motors Acceptance Corp.,
 7.50%, 05/24/99 ....................      6,500,000           6,554,275
General Motors Acceptance Corp.,
 7.50%, 08/05/99 ....................      5,100,000           5,165,025
Greyhound Financial Corp.,
 8.50%, 02/15/99 ....................      2,500,000           2,507,059
Heller Financial, Inc., 5.36%,
 07/06/99............................     37,000,000          36,981,500
PHH Corp., 5.59%, 02/10/99 ..........     10,000,000           9,999,507
Sundstrand Corp., 5.77%, 10/15/99 ...      8,000,000           8,000,000
                                                            ------------
TOTAL MEDIUM-TERM NOTES                                      212,214,281
                                                            ------------
TOTAL INVESTMENTS (COST $870,980,177)(a)                     870,985,588
OTHER ASSETS LESS LIABILITIES                                  4,183,079
                                                            ------------
TOTAL NET ASSETS                                            $875,168,667
                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical.
Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains............................................... $ 195,522

Unrealized losses..............................................  (190,111)
                                                                ---------

 Net unrealized gain........................................... $   5,411
                                                                =========


++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
[plus sign] Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees.


Information concerning restricted securities at December 31, 1998 is shown below:

                                                                    COST
                                                                ------------
Abbey National Treasury........................................ $ 39,416,253

ABS Investor Trust Series 1997-E...............................   19,000,000

Cooper Industries, Inc.........................................    9,298,000

EG&G, Inc......................................................   11,932,233

First Allamerica Financial Corp................................   25,000,000

Frontier Corp..................................................   35,937,464

Household International, Inc...................................   17,856,951

Long Lane Master Trust LII Series..............................   14,300,000

Racers Series 1998.............................................   13,199,724

Sheffield Receivables Corp.....................................    9,913,833

Sundstrand Corp................................................    8,000,000

Textron Financial Corp.........................................    8,000,000
                                                                ------------
                                                                $211,854,458
                                                                ============


The market value of the total restricted securities above represent 24.21% of the total net assets.

Category percentages are based on net assets.


                                         See Notes to Financial Statements.  103

INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
================================================================================

                                    BOND        HIGH YIELD     MONEY MARKET
                                ------------    ----------     ------------
ASSETS:
Investments, at market
 value..................        $822,941,888    $9,355,204     $870,985,588
Cash ...................                 580           240               --
Receivable for:
 Dividends and interest            8,984,268       144,523        5,907,761
 Investments sold ......          15,089,289         3,852               --
 Fund shares sold ......              15,320            --           37,001
Prepaid expenses .......               1,203            61            1,503
                               -------------    ----------    -------------
     Total assets ......         847,032,548     9,503,880      876,931,853
                               -------------    ----------    -------------
LIABILITIES:
Payable for:
 Dividends to
  shareholders..........              39,181       718,868               --
 Investments purchased .          50,337,444            --               --
 Fund shares redeemed ..           1,668,639         3,085        1,435,457
Accrued investment
 advisory fees .........             302,706         5,759          199,485
Accrued administrative
 service fees ..........              56,758           665           59,845
Accrued custody fees ...              11,987         2,781            7,592
Other liabilities ......              55,600         5,962           60,807
                               -------------    ----------    -------------
     Total liabilities .          52,472,315       737,120        1,763,186
                               -------------    ----------    -------------
 NET ASSETS ............        $794,560,233    $8,766,760     $875,168,667
                               =============    ==========    =============
NET ASSETS REPRESENTED
 BY:
Paid-in capital ........        $774,913,537    $9,703,382     $834,445,331
Net unrealized gain
 (loss) on investments
 and open futures
 contracts..............          17,073,651      (379,435)           5,411
Undistributed
 (distributions in
 excess of) net
 investment income .....              12,386        (1,719)      40,780,802
Accumulated net realized
 gain (loss) on
 investments............           2,560,659      (555,468)         (62,877)
                               -------------    ----------    -------------
 NET ASSETS ............        $794,560,233    $8,766,760     $875,168,667
                               =============    ==========    =============
CAPITAL SHARES:
Authorized .............           Unlimited    Two Billion       Unlimited
Par value ..............        $      1.000    $    0.001     $      1.000
Outstanding ............          60,823,084       969,508       65,372,658
Net asset value,
 offering and redemption
 price per share (net
 assets divided by
 shares outstanding) ...        $      13.06    $     9.04     $      13.39

Cost of investments ....        $805,868,237    $9,734,639     $870,980,177



104  See Notes to Financial Statements.

INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
================================================================================

                                         BOND       HIGH YIELD    MONEY MARKET
                                      YEAR ENDED    YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                         1998          1998           1998
                                     ------------  ------------   ------------
INVESTMENT INCOME:
Interest ..........................  $46,370,038   $ 1,049,592    $43,437,738
                                     -----------   -----------    -----------
     Total investment income ......   46,370,038     1,049,592     43,437,738
                                     -----------   -----------    -----------
INVESTMENT EXPENSES:
Investment advisory fees ..........    2,935,908        68,620      1,930,191
Administrative services fees ......      561,856        10,505        636,338
Printing and postage ..............       21,073         3,161         18,310
Custody fees ......................       18,494         3,490         11,169
Transfer agent fees ...............        7,852         1,756          1,954
Audit fees ........................       20,240        14,023         17,393
Directors'/Trustees' fees .........       12,876           193         13,397
Registration fees .................       10,997           145         13,535
Miscellaneous expenses ............       14,796           114         14,302
                                     -----------   -----------    -----------
Expenses before reimbursement and
 waiver from Adviser ..............    3,604,092       102,007      2,656,589
Expense reimbursement and waiver
 from Adviser .....................           --       (17,237)            --
                                     -----------   -----------    -----------
     Net expenses .................    3,604,092        84,770      2,656,589
                                     -----------   -----------    -----------
Net investment income .............   42,765,946       964,822     40,781,149
                                     -----------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized gain (loss) on:
 Investments ......................   12,113,406      (555,468)            --
                                     -----------   -----------    -----------
     Net realized gain (loss) on
      investments..................   12,113,406      (555,468)            --
                                     -----------   -----------    -----------
Net change in unrealized gain
 or loss on:
 Investments ......................    2,511,151      (456,966)       (20,848)
                                     -----------   -----------    -----------
     Net change in unrealized gain
      or loss on investments ......    2,511,151      (456,966)       (20,848)
                                     -----------   -----------    -----------
Net realized and change in
 unrealized gain or loss on
 investments.......................   14,624,557    (1,012,434)       (20,848)
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations .  $57,390,503   $   (47,612)   $40,760,301
                                     ===========   ===========    ===========



                                         See Notes to Financial Statements.  105

INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                         BOND
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income..................    $ 42,765,946        $ 40,558,298
Net realized gain on investments.......      12,113,406           3,644,569
Net change in unrealized gain or loss
 on investments........................       2,511,151           7,019,888
                                           ------------        ------------
 Net increase in net assets resulting
  from operations......................      57,390,503          51,222,755
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........     (43,159,245)        (40,513,113)
  From net realized gains..............      (3,718,891)                 --
                                           ------------        ------------
 Decrease in net assets from
  distributions to shareholders........     (46,878,136)        (40,513,113)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold............     129,876,548          54,764,238
  Net asset value of shares issued upon
   reinvestment of distributions.......      46,816,347          40,445,062
  Payments for shares redeemed.........     (77,605,522)        (64,687,878)
                                           ------------        ------------
 Net increase in net assets from fund
  share transactions...................      99,087,373          30,521,422
                                           ------------        ------------
Net change in net assets...............     109,599,740          41,231,064
NET ASSETS:
Beginning of period....................     684,960,493         643,729,429
                                           ------------        ------------
End of period..........................    $794,560,233        $684,960,493
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $     12,386        $  2,498,642
                                           ============        ============
SHARE TRANSACTIONS:
  Number of shares sold................       9,811,337           4,174,206
  Number of shares issued upon
   reinvestment of distributions.......       3,589,303           3,169,762
  Number of shares redeemed............      (5,880,354)         (5,037,165)
                                           ------------        ------------
 Net increase..........................       7,520,286           2,306,803
                                           ============        ============



106  See Notes to Financial Statements.

================================================================================

                                                    HIGH YIELD
                                      ---------------------------------------
                                                              PERIOD FROM
                                                           DECEMBER 10, 1997
                                                            (COMMENCEMENT OF
                                         YEAR ENDED            OPERATIONS)
                                      DECEMBER 31, 1998   TO DECEMBER 31, 1997
                                      -----------------   --------------------
FROM OPERATIONS:
Net investment income...............    $   964,822           $    49,665
Net realized gain (loss) on
 investments........................       (555,468)               21,216
Net change in unrealized gain or
 loss on investments................       (456,966)               77,531
                                        -----------           -----------
 Net increase (decrease) in net
  assets resulting from operations..        (47,612)              148,412
                                        -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income........       (916,480)              (50,000)
  From net realized gains...........        (70,942)                   --
                                        -----------           -----------
 Decrease in net assets from
  distributions to shareholders.....       (987,422)              (50,000)
                                        -----------           -----------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold.........      3,590,850            10,000,000
  Net asset value of shares issued
   upon reinvestment of distributions        199,555                    --
  Payments for shares redeemed......     (4,087,023)                   --
                                        -----------           -----------
 Net increase (decrease) in net
  assets from fund share
  transactions                             (296,618)           10,000,000
                                        -----------           -----------
Net change in net assets............     (1,331,652)           10,098,412
NET ASSETS:
Beginning of period.................     10,098,412                    --
                                        -----------           -----------
End of period.......................    $ 8,766,760           $10,098,412
                                        ===========           ===========
End of period net assets includes
 distributions in excess of
 net investment income..............    $    (1,719)           $        --
                                        ===========           ===========
SHARE TRANSACTIONS:
  Number of shares sold.............        349,877             1,000,000
  Number of shares issued upon
   reinvestment of distributions....         22,065                    --
  Number of shares redeemed.........       (402,434)                   --
                                        -----------           -----------
 Net increase (decrease)............        (30,492)            1,000,000
                                        ===========           ===========



                                         See Notes to Financial Statements.  107

INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                     MONEY MARKET
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income..................   $  40,781,149       $  34,576,768
Net change in unrealized gain or loss
 on investments........................         (20,848)            (58,463)
                                          -------------       -------------
 Net increase in net assets resulting
  from operations......................      40,760,301          34,518,305
                                          -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........     (34,446,801)        (24,537,119)
                                          -------------       -------------
 Decrease in net assets from
  distributions to shareholders........     (34,446,801)        (24,537,119)
                                          -------------       -------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold............     929,993,353         469,580,959
  Net asset value of shares issued upon
   reinvestment of distributions.......      34,446,801          24,537,119
  Payments for shares redeemed.........    (784,340,735)       (428,848,854)
                                          -------------       -------------
 Net increase in net assets from fund
  share transactions...................     180,099,419          65,269,224
                                          -------------       -------------
Net change in net assets...............     186,412,919          75,250,410
NET ASSETS:
Beginning of period....................     688,755,748         613,505,338
                                          -------------       -------------
End of period..........................   $ 875,168,667       $ 688,755,748
                                          =============       =============
End of period net assets includes
 undistributed net investment income...   $  40,780,802       $  34,446,455
                                          =============       =============
SHARE TRANSACTIONS:
  Number of shares sold................      70,927,540          35,877,859
  Number of shares issued upon
   reinvestment of distributions.......       2,701,802           1,929,274
  Number of shares redeemed............     (59,793,888)        (32,769,382)
                                          -------------       -------------
 Net increase..........................      13,835,454           5,037,751
                                          =============       =============



108  See Notes to Financial Statements.

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
================================================================================

1. ORGANIZATION

The Statements contained herein refer to Aetna Income Shares d/b/a Aetna Bond VP
(Bond), Aetna High Yield VP (High Yield), a portfolio of Aetna Variable Portfolios, Inc. (Variable Portfolios, collectively the Funds) and Aetna Variable Encore Fund d/b/a Aetna Money Market VP (Money Market).

Bond and Money Market were organized under the laws of Massachusetts on January 25, 1984. Variable Portfolios was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation of Variable Portfolios permit it to offer separate portfolios, each of which has its own investment objective, policies and restrictions. Variable Portfolios currently offers eleven separate portfolios, including High Yield. Bond, Money Market and Variable Portfolios are each registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Fund's investment objective:

   BOND seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

   HIGH YIELD seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed income securities rated lower than BBB- by Standard and Poor's Corporation or lower than Baa3 by Moody's Investors Service, Inc.

   MONEY MARKET seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Shares in the Funds are currently sold to Aetna Life Insurance and Annuity Company (ALIAC), an Aetna Life Insurance Separate Account, and in the case of Bond, to existing shareholders through reinvestment of distributions. ALIAC's shares are allocated to certain of its variable life/annuity accounts. At December 31, 1998, ALIAC's separate accounts and affiliates held all of Money Market's and Variable Portfolios' shares outstanding and 99.4% of Bond's shares outstanding.

Effective May 1, 1998, Aeltus Investment Management, Inc. (Aeltus) became the investment adviser to the Funds. Prior to May 1, 1998, ALIAC acted as investment adviser and Aeltus served as sub-adviser to the Funds. ALIAC serves as the principal underwriter to each Fund. Aeltus and ALIAC are both indirect wholly owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Fund have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of each Fund.

A. VALUATION OF INVESTMENTS

Except in Money Market, investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value.

Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors/Trustees.

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
================================================================================

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
B. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities (except Money Market which may invest up to 10%). Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors/Trustees. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Below is a summary of securities held which are both illiquid and restricted as of December 31, 1998:


                            COST       MARKET VALUE    % OF NET ASSETS
                            ----       ------------    ---------------
           Bond          $ 1,331,955   $ 1,339,222          0.17%
           High Yield        449,348       217,400          2.48%
           Money Market   82,288,908    82,291,789          9.40%


C. DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

D. DOLLAR ROLL TRANSACTIONS

Each of the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

E. FEDERAL INCOME TAXES

Each Fund intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

================================================================================

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

G. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Fund pays Aeltus a monthly fee expressed as a percentage of its average daily net assets. Below are the Funds' annual Investment Advisory fee, as of December 31, 1998:


                                          ADVISORY FEE
                                          ------------
                       Bond                 0.40%
                       High Yield           0.65%
                       Money Market         0.25%


Aeltus has served as the investment adviser for the Funds since May 1, 1998. Prior to May 1, 1998, ALIAC served as investment adviser and Aeltus served as sub-adviser. As sub-adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period January 1, 1998 through April 30, 1998, ALIAC collected $1,511,493 from the Funds, and paid $902,338 to Aeltus.


Effective May 1, 1998, each Fund pays expenses incurred in exchange for services provided by auditors, legal firms, transfer agents, custodian banks and financial printers. Each Fund pays its proportionate share of compensation to the Fund's Board of Directors/Trustees and its proportionate share of insurance premiums. Each Fund pays its direct costs incurred to mail shareholder reports, register its shares with the Securities and Exchange Commission and any other costs incurred by the Fund. In addition, each Fund pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Funds' other service providers. Each Fund pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate is 0.075% on the first $5 billion in Fund assets and 0.050% on all Fund assets over $5 billion.

Prior to May 1, 1998, ALIAC acted as administrator to the Funds. As administrator, ALIAC paid all the expenses of each Fund, supervised each Fund's other service providers and provided each Fund with certain administrative and shareholder services. In exchange for these services, ALIAC received an administrative services fee at an annual rate of up to 0.15% of each Fund's average daily net assets. For the period January 1, 1998 through April 30, 1998, ALIAC collected $417,637 in administrative services fees from the Funds.

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
================================================================================

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES (CONTINUED)

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Fund, in exchange for fees payable by Aeltus, of up to 0.325% of the Funds' average daily net assets. For the period May 1, 1998 through December 31, 1998, Aeltus paid ALIAC $1,692,076.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse a Fund for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Fund's yield and total return.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1998 were:


                              COST OF PURCHASES   PROCEEDS FROM SALES
                              -----------------   -------------------
           Bond                 $714,963,113         $560,878,644
           High Yield             17,891,796           17,927,256


6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Internal Revenue Code, the following capital loss carryforwards have been incurred at December 31, 1998:


                                      CAPITAL LOSS      YEAR OF
                                      CARRYFORWARD     EXPIRATION
                                      ------------     ----------
             High Yield               $  218,483          2006
                                         336,345          2007
             -------------------------------------------------
             Money Market                 62,877          2003


These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

INCOME PORTFOLIOS
ADDITIONAL INFORMATION
DECEMBER 31, 1998
================================================================================

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal tax authorities, the Fund paid the following amounts of dividends which qualify to be taxed at long-term capital gain rates:


                                   AGGREGATE      PER SHARE
                                   ---------      ---------
                  Bond             $3,718,891        0.06


YEAR 2000 (UNAUDITED)

The Funds receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BOND
================================================================================
Selected data for a fund share outstanding throughout each period:


                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            1998          1997          1996         1995+          1994+
                        ------------  ------------  ------------  ------------   ------------
Net asset value,
 beginning of period ..  $  12.85      $  12.62      $  13.00      $  11.72       $  13.05
                         --------      --------      --------      --------       --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income       0.75          0.80+         0.85+         0.88           0.79
 Net realized and
  change in unrealized
  gain or loss on
  investments..........      0.28          0.23         (0.39)         1.24          (1.29)
                         --------      --------      --------      --------       --------
    Total from
     investment
     operations........      1.03          1.03          0.46          2.12          (0.50)
                         --------      --------      --------      --------       --------
LESS DISTRIBUTIONS:
 From net investment
  income...............     (0.76)        (0.80)        (0.84)        (0.84)         (0.83)
 From net realized
  gains on investments      (0.06)           --            --            --             --
                         --------      --------      --------      --------       --------
    Total distributions     (0.82)        (0.80)        (0.84)        (0.84)         (0.83)
                         --------      --------      --------      --------       --------
Net asset value, end
 of period ............  $  13.06      $  12.85      $  12.62      $  13.00       $  11.72
                         ========      ========      ========      ========       ========

Total return* .........      8.14%         8.30%         3.60%        18.24%         (3.80)%
Net assets, end of
 period (000's) .......  $794,560      $684,960      $643,729      $666,960       $561,704
Ratio of net expenses
 to average net assets       0.49%         0.48%         0.39%         0.32%          0.33%
Ratio of net
 investment income to
 average net assets ...      5.82%         6.31%         6.39%         6.97%          6.38%
Portfolio turnover
 rate..................     88.98%       134.92%        96.41%       113.72%         74.24%


* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


114  See Notes to Financial Statements.

HIGH YIELD
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                              PERIOD FROM
                                                           DECEMBER 10, 1997
                                            YEAR ENDED      (COMMENCEMENT OF
                                           DECEMBER 31,        OPERATIONS)
                                               1998       TO DECEMBER 31, 1997
                                           ------------   --------------------
Net asset value, beginning of period ....    $ 10.10            $ 10.00
                                             -------            -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................       1.07               0.05+
 Net realized and change in unrealized
  gain or loss on investments ...........      (1.09)              0.10
                                             -------            -------
    Total from investment operations ....      (0.02)              0.15
                                             -------            -------
LESS DISTRIBUTIONS:
 From net investment income .............      (1.02)             (0.05)
 From net realized gains on investments .      (0.02)                --
                                             -------            -------
    Total distributions .................      (1.04)             (0.05)
                                             -------            -------
Net asset value, end of period ..........    $  9.04            $ 10.10
                                             =======            =======

Total return*............................      (0.27)%             1.48%
Net assets, end of period (000's) .......    $ 8,767            $10,098
Ratio of net expenses to average net
 assets..................................       0.80%              0.80%(1)
Ratio of net investment income to average
 net assets .............................       9.14%              7.81%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .......       0.97%                --
Portfolio turnover rate .................     178.39%             69.39%


(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.



                                         See Notes to Financial Statements.  115

INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
MONEY MARKET
================================================================================
Selected data for a fund share outstanding throughout each period:


                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            1998          1997         1996+         1995+          1994+
                        ------------  ------------  ------------  ------------   ------------
Net asset value,
 beginning of period ..  $  13.36      $  13.19      $  13.29      $  12.54       $  12.54
                         --------      --------      --------      --------       --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income       0.63          0.67+         0.70          0.75           0.52
 Net realized and
  change in unrealized
  gain or loss
  on investments ......      0.07          0.03            --          0.01          (0.02)
                         --------      --------      --------      --------       --------
    Total from
     investment
     operations........      0.70          0.70          0.70          0.76           0.50
                         --------      --------      --------      --------       --------
LESS DISTRIBUTIONS:
 From net investment
  income...............     (0.67)        (0.53)        (0.80)        (0.01)         (0.50)
                         --------      --------      --------      --------       --------
    Total distributions     (0.67)        (0.53)        (0.80)        (0.01)         (0.50)
                         --------      --------      --------      --------       --------
Net asset value, end
 of period ............  $  13.39      $  13.36      $  13.19      $  13.29       $  12.54
                         ========      ========      ========      ========       ========

Total return* .........      5.46%         5.47%         5.37%         6.05%          4.09%
Net assets, end of
 period (000's) .......  $875,169      $688,756      $613,505      $514,037       $483,039
Ratio of net expenses
 to average
 net assets ...........      0.34%         0.35%         0.34%         0.30%          0.32%
Ratio of net
 investment income to
 average net assets ...      5.28%         5.34%         5.24%         5.82%          4.16%


* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


116  See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT




The Board of Trustees/Directors and Shareholders of Aetna Bond VP, Aetna High Yield VP and Aetna Money Market VP:

We have audited the accompanying statements of assets and liabilities of Aetna Bond VP, Aetna High Yield VP and Aetna Money Market VP (collectively the Income Portfolios), including the portfolios of investments as of December 31, 1998 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years in the five-year period ended December 31, 1998 for Aetna Bond VP and Aetna Money Market VP and for the year ended December 31, 1998 and the period from December 10, 1997 (commencement of operations) to December 31, 1997 for Aetna High Yield VP. These financial statements and financial highlights are the responsibility of the Income Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position Aetna Bond VP, Aetna High Yield VP and Aetna Money Market VP as of December 31, 1998, results of their operations for the year then ended, changes in their net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods specified in the first paragraph above, in conformity with generally accepted accounting principles.




                                               KPMG LLP


Hartford, Connecticut
January 29, 1999

[Begin Line Chart]

Aetna GET Fund, Series B
Growth of $10,000

                  Aetna GET Fund, Series B           S&P 500 Index
                  ------------------------           -------------
07/94                      10,000                       10,000
                           10,229                       10,489
12/94                      10,186                       10,487
                           10,748                       11,508
                           11,664                       12,607
                           12,506                       13,610
12/95                      13,078                       14,429
                           13,868                       15,204
                           14,443                       15,885
                           14,824                       16,376
12/96                      16,153                       17,742
                           16,439                       18,217
                           19,286                       21,398
                           22,130                       23,000
12/97                      21,722                       23,660
                           24,533                       26,961
                           24,891                       27,851
                           21,205                       25,080
12/98                      25,941                       30,422

[End Line Chart]


-------------------------------------------
      Average Annual Total Returns
for the period ended December 31, 1998*
-------------------------------------------

 Inception Date    1 Year     Inception
-------------------------------------------
    07/01/94       19.42%      23.59%
-------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.


                            AETNA GET FUND, SERIES B

HOW DID THE SERIES PERFORM DURING THE PERIOD?

Aetna GET Fund, Series B (GET B) generated a return of 19.42%, net of fund expenses, for the year ended December 31, 1998. The benchmark, the Standard & Poor's (S&P) 500 Index(a), returned 28.57% for the same period.

Currently closed to new deposits, GET B invests primarily in common stocks and bonds in varying proportions in response to market fluctuations. GET B guarantees that the market value of an investor's assets will not be less than their market value on the first day of the Guaranteed Period (less any applicable maintenance fees) if the assets are held to the Series' maturity on June 30, 1999.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE SERIES?

The large company stocks that make up the S&P 500 continued to lead all other asset classes and achieved returns that were well above long-term historical averages during this past year. This continued progress in stock market levels has continued to raise the Series' cumulative return cushion and stimulate an increase in the Series' allocation to equities to its current level of 100%.

WHAT INVESTMENTS INFLUENCED THE SERIES' PERFORMANCE OVER THE PAST TWELVE MONTHS?

GET B is managed in a style similar to that used for the portion of the Aetna Growth and Income VP which invests in large company stocks. The basis of our stock and industry selection process is a quantitative multi-factor model, which is primarily comprised of value and momentum factors. Because both our industry and our stock selection techniques use value as a very important factor, GET B has a decided value tilt. Growth stocks outperformed value stocks by a wide margin in 1998, which is demonstrated both in higher returns for more growth-oriented industries and sectors and also in higher returns for the higher growth stocks within the same industry or sector. Our disciplines currently indicate that low Price/Earnings (P/E) value-


118  See Definition of Terms.

oriented stocks are unusually cheap relative to high P/E, growth-oriented stocks. Value investing is a proven long-term strategy. We are not about to abandon it because we have hit a rough patch in performance.

WHAT IS YOUR OUTLOOK GOING FORWARD?

According to our disciplines, U.S. stocks are about fairly valued. We use the forward earnings yield (earnings per share divided by price) of the S&P 500 as our barometer of equity valuation and compare it to the yield on the 10-year government bond. The spread between these two expected return measures is what drives our asset allocation decision and is currently at a neutral level.


LARGE CAP PORTFOLIO SECTOR BREAKDOWN:

------------------------------------------------------------------------
                                 % OF EQUITY   % OF S&P    OVER/(UNDER)
 SECTOR                             STOCKS        500        WEIGHTING
------------------------------------------------------------------------
 Basic Materials                     0.7%         3.1%        (2.4)%
 Commercial Services                 4.0%         1.8%         2.2 %
 Consumer Discretionary             24.7%        12.3%        12.4 %
 Consumer Non-Discretionary          3.3%         9.4%        (6.1)%
 Energy                              3.8%         6.9%        (3.1)%
 Finance                            10.1%        15.7%        (5.6)%
 Healthcare                          8.7%        12.3%        (3.6)%
 Manufacturing                      10.9%         9.7%         1.2 %
 Technology                         23.0%        18.1%         4.9 %
 Utilities                          10.8%        10.7%         0.1 %

---------------------------------------------------
                                         % OF NET
 TOP TEN EQUITY HOLDINGS                  ASSETS
---------------------------------------------------
 Microsoft Corp.                           4.4%
 Intel Corp.                               4.1%
 Eli Lilly & Co.                           3.6%
 AT&T Corp.                                3.2%
 International Business Machines Corp.     3.2%
 Ford Motor Co.                            2.8%
 Sun Microsystems, Inc.                    2.8%
 Procter & Gamble Co.                      2.7%
 Abbott Laboratories                       2.5%
 Sprint Corp.                              2.2%

-------------------------------------------------------------------------------------------
 ASSET ALLOCATION:
                                % OF        NOTIONAL VALUE*      ECONOMIC EXPOSURE*
 ASSET CLASS                 INVESTMENT       OF FUTURES         12/31/98        12/31/97
-------------------------------------------------------------------------------------------
 Large Cap Stocks               99.4%             --               99.4%            95.5%
 Mid Cap Stocks                  1.1%             --                1.1%              --
 Small Cap Stocks                 --              --                 --              0.3%
 U.S Government Obligations       --              --                 --              2.2%
 Cash Equivalents              (0.5)%             --              (0.5)%             2.0%
                             --------------------------------------------------------------
                               100.0%             --              100.0%           100.0%
                             ==============================================================


* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Series' exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Series are subject to change.


                                                   See Definition of Terms.  119

[Begin Line Chart]

Aetna GET Fund, Series C
Growth of $10,000

                 Aetna GET Fund, Series C        S&P 500 Index
                 ------------------------        -------------
12/17/96                 10,000                      10,000
12/31/96                 10,153                      10,174
                         10,251                      10,446
                         11,620                      12,270
                         12,442                      13,189
12/31/97                 12,715                      13,568
                         14,432                      15,461
                         15,002                      15,971
                         13,496                      14,382
12/31/98                 16,248                      17,445

[End Line Chart]


-------------------------------------------
      Average Annual Total Returns
for the period ended December 31, 1998*
-------------------------------------------

 Inception Date    1 Year    Inception
-------------------------------------------
    12/17/96       27.76%      26.88%
-------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.


                            AETNA GET FUND, SERIES C

HOW DID THE SERIES PERFORM DURING THE PERIOD?

Aetna GET Fund, Series C (GET C) generated a return of 27.76%, net of fund expenses, for the year ended December 31, 1998. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 28.57% for the same period.

Currently closed to new deposits, GET C invests primarily in common stocks and bonds in varying proportions in response to market fluctuations. This strategy is complemented by a guarantee that the market value of an investor's assets will not be less than their market value on the first day of GET C's 5-year Guaranteed Period if the assets are held to GET C's maturity on December 16, 2001.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE SERIES?

GET C outperformed most balanced funds for the year, as well as many equity indexes, primarily due to a high percentage of total assets held in stocks and good stock selection.

The size effect we wrote about in the last semi-annual report persisted for the remainder of the year in 1998. The Series once again benefited from this effect because our model continued to rate larger issues more favorably and, consequently, over weighted them in the Series. It should be noted that these issues were not favored because they were large per se, but because they generally scored well on attributes such as low price to earnings, relative performance and earnings momentum, all of which are important determinants in predicting which stocks are likely to do well.

Another trend that affected the performance of the Series in 1998 was the enormous disparity between the returns of so-called


120  See Definition of Terms.

growth stocks relative to value stocks. The stocks in the S&P 500 with the lowest price relative to their book value (the criterion used to create the S&P/Barra style indexes) underperformed the alternative by over 7%. The Series benefited from this large dispersion because our model rated growth issues more favorably and, consequently, we overweighted them.

WHAT INVESTMENTS INFLUENCED THE SERIES' PERFORMANCE OVER THE PAST TWELVE MONTHS?

GET C was underweight in the energy sector for the entire period, as oil prices plummeted to an all-time low (adjusted for inflation) during the period. This worked to the Series' advantage, as energy stocks substantially underperformed other issues in the S&P 500. Conversely, performance was adversely affected by a relatively low weight in the finance sector, which outperformed during the period.


WHAT IS YOUR OUTLOOK GOING FORWARD?

In 1998, as fears of disinflation took root, the market favored long duration assets such as long-term bonds or other long dated assets in order to lock in the current economic rent for money (usually in the form of a high coupon). The longest duration asset class that exists is a true growth company - a company that can grow its earnings regardless of the environment is an extremely valuable asset. The multiple you would pay for such an asset in a deflationary environment is huge. In 1998, people paid dearly for growth due to a pervasive fear of deflation and global economic malaise. If in 1999, the world economy is stronger and there is a shift in perception about the world economy, this trend may reverse. However, the evidence of a turn right now is tenuous at best.


--------------------------------------------------------------------------------
                                % OF EQUITY   % OF S&P    OVER/(UNDER)
SECTOR                             STOCKS        500        WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                     2.3%         3.1%          (0.8)%
Commercial Services                 1.8%         1.8%           --
Consumer Discretionary             13.1%        12.3%           0.8 %
Consumer Non-Discretionary          5.7%         9.4%          (3.7)%
Energy                              4.9%         6.9%          (2.0)%
Finance                            14.7%        15.7%          (1.0)%
Healthcare                         12.5%        12.3%           0.2%
Manufacturing                       9.9%         9.7%           0.2 %
Technology                         20.4%        18.1%           2.3 %
Utilities                          14.7%        10.7%           4.0 %

LARGE CAP PORTFOLIO SECTOR BREAKDOWN:

--------------------------------------------------------------------------------
                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
--------------------------------------------------------------------------------
Microsoft Corp.                           4.9%
General Electric Co.                      2.9%
Intel Corp.                               2.9%
Wal-Mart Stores, Inc.                     2.6%
International Business Machines Corp.     2.5%
Merck & Co., Inc.                         2.2%
Lucent Technologies, Inc.                 2.1%
Cisco Systems, Inc.                       1.7%
Exxon Corp.                               1.6%
Eli Lilly & Co.                           1.4%

                                                    See Definition of Terms. 121

-----------------------------------------------------------------------------------------------------
ASSET ALLOCATION:              % OF     NOTIONAL VALUE*                        ECONOMIC EXPOSURE*
ASSET CLASS                 INVESTMENT     OF FUTURES                       12/31/98         06/30/98
-----------------------------------------------------------------------------------------------------
Large Cap Stocks               91.0%           --                              91.0%            92.9%
Mid Cap Stocks                  1.9%           --                               1.9%             0.8%
International Stocks            1.9%           --                               1.9%             2.1%
Fixed Income                    2.7%           --                               2.7%              --
U.S Government Obligations       --            --                                --              4.0%
Cash Equivalents                2.5%           --                               2.5%             0.2%
                            -------------------------------------------------------------------------
                              100.0%           --                             100.0%           100.0%
                            =========================================================================


* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Series' exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Series are subject to change.


122 See Definition of Terms.

                            AETNA GET FUND, SERIES D

ACCUMULATION PERIOD

Aetna GET Fund, Series D (GET D) will be offered from October 15, 1998 through January 15, 1999 as a funding option under certain variable annuity contracts issued by Aetna Life Insurance and Annuity Company. GET D assets will be invested entirely in money market instruments prior to January 16, 1999. After that date, GET D will allocate its investments between equities and fixed income securities in proportions that are intended to help GET D attain its investment objective.

WHAT IS YOUR OUTLOOK GOING FORWARD?

In 1998, as fears of disinflation took root, the market favored long duration assets such as long-term bonds or other long dated assets in order to lock in the current economic rent for money (usually in the form of a high coupon). The longest duration asset class that exists is a true growth company - a company that can grow its earnings regardless of the environment is an extremely valuable asset. The multiple you would pay for such an asset in a deflationary environment is huge. In 1998, people paid dearly for growth due to a pervasive fear of deflation and global economic malaise. If in 1999, the world economy is stronger and there is a shift in perception about the world economy, this trend may reverse. However, the evidence of a turn right now is tenuous at best.

The opinions expressed reflect those of the portfolio manager only through December 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Series are subject to change.


                                                    See Definition of Terms. 123

DEFINITION OF TERMS

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes reinvestment of all dividends and is considered to be representative of the U.S. stock market in general.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
SERIES B
================================================================================

                                              NUMBER OF          MARKET
                                               SHARES             VALUE
                                            ------------      -------------
COMMON STOCKS (100.7%)
AIR TRANSPORT (0.9%)
Delta Air Lines, Inc. ..................       14,800         $   769,600
                                                              -----------
AUTO PARTS AND HARDWARE (1.1%)
Black & Decker Corp. ...................       17,500             981,094
                                                              -----------
AUTOMOTIVE (2.9%)
Ford Motor Co. .........................       43,600           2,558,775
                                                              -----------
BANKS AND THRIFTS (4.4%)
Chase Manhattan Corp. ..................       25,500           1,735,594
Comerica, Inc. .........................        5,500             375,031
Fifth Third Bancorp ....................       10,200             727,387
Golden West Financial Corp. ............       11,700           1,072,744
                                                              -----------
                                                                3,910,756
                                                              -----------
BIOTECH AND MEDICAL PRODUCTS (1.6%)
Amgen, Inc. + ..........................        6,700             700,569
Guidant Corp. ..........................        6,700             738,675
                                                              -----------
                                                                1,439,244
                                                              -----------
COMMERCIAL SERVICES (1.6%)
Deluxe Corp. ...........................       38,700           1,414,969
                                                              -----------
COMPUTERS (8.0%)
Apple Computer, Inc. + .................       41,100           1,682,531
International Business Machines Corp. ..       15,800           2,919,050
Sun Microsystems, Inc. + ...............       29,800           2,551,625
                                                              -----------
                                                                7,153,206
                                                              -----------
CONGLOMERATE AND AEROSPACE (4.0%)
Goodrich (B. F.) Co. ...................       40,600           1,456,525
Loews Corp. ............................       14,600           1,434,450
United Technologies Corp. ..............        6,400             696,000
                                                              -----------
                                                                3,586,975
                                                              -----------
CONSUMER FINANCE (0.5%)
Countrywide Credit Industries, Inc. ....        9,500             476,781
                                                              -----------
CONSUMER PRODUCTS (3.3%)
American Greetings Corp. ...............       13,100             537,919
Procter & Gamble Co. ...................       27,000           2,465,437
                                                              -----------
                                                                3,003,356
                                                              -----------
CONSUMER SERVICES (0.2%)
Darden Restaurants, Inc. ...............       82,700           1,488,600
                                                              -----------
DATA AND IMAGING SERVICES (9.9%)
Adobe Systems, Inc. ....................       29,300           1,369,775
Computer Associates International, Inc.        37,800           1,611,225
Microsoft Corp. + ......................       28,800           3,994,200
Oracle Corp. + .........................       43,500           1,875,937
                                                              -----------
                                                                8,851,137
                                                              -----------
DISCRETIONARY RETAIL (7.8%)
Federated Department Stores, Inc. + ....       32,900           1,433,206
Gap, Inc. ..............................       22,350           1,257,188
Lowe's Co., Inc. .......................       38,300           1,960,481
Tandy Corp. ............................       11,600             477,775

                                              NUMBER OF          MARKET
                                               SHARES             VALUE
                                            ------------      -------------
DISCRETIONARY RETAIL (CONTINUED)
TJX Companies, Inc. ....................       64,600         $ 1,873,400
                                                              -----------
                                                                7,002,050
                                                              -----------
DIVERSIFIED FINANCIAL SERVICES (1.0%)
Transamerica Corp. .....................        7,400             854,700
                                                              -----------
DRUGS (7.2%)
Abbott Laboratories ....................       45,100           2,209,900
Eli Lilly & Co. ........................       36,300           3,226,162
Johnson & Johnson ......................        1,700             142,588
Merck & Co., Inc. ......................        6,000             886,125
                                                              -----------
                                                                6,464,775
                                                              -----------
ELECTRIC UTILITIES (0.6%)
Niagara Mohawk Power Corp. + ...........       32,100             517,613
                                                              -----------
ELECTRICAL MACHINERY AND INSTRUMENTS (1 4%)
Xerox Corp. ............................       10,900           1,286,200
                                                              -----------
FOOD AND DRUG RETAIL (7.0%)
CVS Corp. ..............................       22,000           1,210,000
Kroger Co. (The) + .....................       17,500           1,058,750
Rite Aid Corp. .........................       31,000           1,536,438
Safeway, Inc. + ........................       16,700           1,017,656
SUPERVALU, Inc. ........................       52,800           1,478,400
                                                              -----------
                                                                6,301,244
                                                              -----------
FOREST PRODUCTS AND BUILDING MATERIALS (0.6%)
Ball Corp. .............................        7,800             356,850
Boise Cascade Corp. ....................        3,800             117,800
Owens Corning ..........................        2,800              99,225
                                                              -----------
                                                                  573,875
                                                              -----------
GAS UTILITIES (1.6%)
Eastern Enterprises ....................          800              35,000
ONEOK, Inc. ............................        8,600             310,675
Sempra Energy ..........................       42,858           1,087,522
                                                              -----------
                                                                1,433,197
                                                              -----------
HOUSING AND FURNISHINGS (5.3%)
Centex Corp. ...........................       40,800           1,838,550
Fleetwood Enterprises, Inc. ............       27,400             952,150
Kaufman & Broad Home Corp. .............       23,100             664,125
Pulte Corp. ............................       46,400           1,290,500
                                                              -----------
                                                                4,745,325
                                                              -----------
INDUSTRIAL SERVICES (1.3%)
Fluor Corp. ............................        7,500             319,219
Foster Wheeler Corp. ...................       52,700             694,981
Milacron, Inc. .........................        7,000             134,750
                                                              -----------
                                                                1,148,950
                                                              -----------
INSURANCE (2.7%)
Allstate Corp. (The) ...................       43,800           1,691,775
MGIC Investment Corp. ..................       19,000             756,437
                                                              -----------
                                                                2,448,212
                                                              -----------
INVESTMENT SERVICES (1.6%)
Providian Financial Corp. ..............       19,550           1,466,250
                                                              -----------
MAJOR TELECOMMUNICATIONS (8.5%)
AT&T Corp. .............................       38,600           2,904,650
Bell Atlantic Corp. ....................       35,100           1,994,119

                                      See Notes to Portfolio of Investments. 125

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
SERIES B (CONTINUED)
================================================================================

                                              NUMBER OF          MARKET
                                               SHARES             VALUE
                                            ------------      -------------
MAJOR TELECOMMUNICATIONS (CONTINUED)
BellSouth Corp. ........................        9,200         $   458,850
Sprint Corp. ...........................       24,000           2,019,000
Sprint PCS + ...........................       12,000             277,500
                                                              -----------
                                                                7,654,119
                                                              -----------
OIL (2.2%)
Ashland Oil, Inc. ......................       20,600             996,525
Sunoco Inc. ............................       27,600             995,325
                                                              -----------
                                                                1,991,850
                                                              -----------
OTHER TELECOMMUNICATIONS (1.8%)
Lucent Technologies, Inc. ..............        2,200             242,000
Tellabs, Inc. + ........................       20,300           1,391,819
                                                              -----------
                                                                1,633,819
                                                              -----------
PRINT MEDIA (2.1%)
Knight-Ridder, Inc. ....................       27,100           1,385,488
McGraw-Hill Co., Inc. ..................        4,800             489,000
                                                              -----------
                                                                1,874,488
                                                              -----------
PRODUCER GOODS (2.5%)
Ingersoll-Rand Co. .....................       36,700           1,722,606
Tyco International Ltd. ................        7,200             543,150
                                                              -----------
                                                                2,265,756
                                                              -----------
SEMICONDUCTORS AND ELECTRONICS (5.3%)
AMP, Inc. ..............................        4,200             218,662
Intel Corp. ............................       31,200           3,699,150
National Semiconductor Corp. + .........       65,100             878,850
                                                              -----------
                                                                4,796,662
                                                              -----------
SPECIALTY CHEMICALS (0.0%)
Engelhard Corp. ........................          800              15,600
                                                              -----------
SURFACE TRANSPORT (0.5%)
Burlington Northern Santa Fe Corp. .....       12,300             415,125
                                                              -----------
TOTAL COMMON STOCKS (COST $76,033,302) .                       90,524,303
                                                              -----------

                                              PRINCIPAL
                                               AMOUNT
                                            ------------
SHORT-TERM INVESTMENTS (0.4%)
U.S. Treasury Bill, 4.98%, 02/18/99 ....     $300,000             298,368
                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (COST $298,134)                      298,368
                                                              -----------
TOTAL INVESTMENTS (COST $76,331,436)(a)                        90,822,671
OTHER ASSETS LESS LIABILITIES                                    (956,564)
                                                              -----------
TOTAL NET ASSETS                                              $89,866,107
                                                              ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $76,416,222. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains ...........................................   $ 16,362,850

Unrealized losses ..........................................     (1,956,401)
                                                               ------------

  Net unrealized gain ......................................   $ 14,406,449
                                                               ============

+ Non-income producing security.

Category percentages are based on net assets.

126 See Notes to Portfolio of Investments.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
SERIES C
================================================================================

                                              NUMBER OF          MARKET
                                               SHARES             VALUE
                                            ------------      -------------
COMMON STOCKS (94.9%)
AIR TRANSPORT (0.3%)
AMR Corp. + ............................        3,800         $     225,625
Delta Air Lines, Inc. ..................        2,800               145,600
Southwest Airlines Co. .................        7,000               157,063
US Airways Group, Inc. + ...............        1,800                93,600
                                                              -------------
                                                                    621,888
                                                              -------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. ....................        2,300                62,244
Aluminum Co. of America ................        4,600               342,987
Reynolds Metals Co. ....................        2,400               126,450
                                                              -------------
                                                                    531,681
                                                              -------------
AUTO PARTS AND HARDWARE (0.4%)
Black & Decker Corp. ...................        1,700                95,306
Briggs & Stratton Corp. ................          300                14,962
Cooper Tire & Rubber Co. ...............          900                18,394
Dana Corp. .............................        4,657               190,355
Genuine Parts Co. ......................        4,450               148,797
Goodyear Tire & Rubber Co. (The) .......        4,300               216,881
Snap-On, Inc. ..........................        2,300                80,069
Stanley Works (The) ....................        2,700                74,925
                                                              -------------
                                                                    839,689
                                                              -------------
AUTOMOTIVE (1.8%)
Eaton Corp. ............................          700                49,481
Ford Motor Co. .........................       37,700             2,212,519
General Motors Corp. ...................       21,700             1,552,906
Johnson Controls, Inc. .................        2,400               141,600
TRW, Inc. ..............................        3,500               196,656
                                                              -------------
                                                                  4,153,162
                                                              -------------
BANKS AND THRIFTS (5.4%)
Bank of New York Co., Inc. .............       16,500               664,125
Bank One Corp. .........................       25,798             1,317,310
BankAmerica Corp. ......................       14,363               863,575
BankBoston Corp. .......................        7,600               295,925
BB&T Corp. .............................        5,700               229,781
Chase Manhattan Corp. ..................       17,600             1,197,900
Comerica, Inc. .........................        3,400               231,838
Fifth Third Bancorp ....................        5,525               394,002
First Union Corp. ......................       20,606             1,253,102
Fleet Financial Group, Inc. ............       12,500               558,594
Golden West Financial Corp. ............        1,900               174,206
Huntington Bancshares ..................        4,930               148,208
KeyCorp ................................       11,500               368,000
Mellon Bank Corp. ......................        6,500               446,875
Mercantile Bancorporation, Inc. ........        3,600               166,050
National City Corp. ....................        7,500               543,750
Northern Trust Corp. ...................        2,300               200,819
PNC Bank Corp. .........................        6,600               357,225
Regions Financial Corp. ................        5,200               209,625
Republic New York Corp. ................        1,100                50,119
State Street Corp. .....................        3,700               257,381

                                              NUMBER OF          MARKET
                                               SHARES             VALUE
                                            ------------      -------------
BANKS AND THRIFTS (CONTINUED)
Summit Bancorp .........................        4,100         $     179,119
Suntrust Banks, Inc. ...................        4,600               351,900
Synovus Financial Corp. ................        6,800               165,750
U.S. Bancorp ...........................       16,550               587,525
Union Planters Corp. ...................        3,100               140,469
Wachovia Corp. .........................        4,800               419,700
Washington Mutual, Inc. ................       13,221               504,877
                                                              -------------
                                                                 12,277,750
                                                              -------------
BIOTECH AND MEDICAL PRODUCTS (1.3%)
Alza Corp. + ...........................        1,900                99,275
Amgen, Inc. + ..........................        9,000               941,062
Bausch & Lomb, Inc. ....................        1,800               108,000
Becton, Dickinson & Co. ................        5,400               230,513
Biomet, Inc. ...........................        2,000                80,500
Boston Scientific Corp. + ..............        3,600                96,525
Guidant Corp. ..........................        3,300               363,825
Medtronic, Inc. ........................       10,000               742,500
Monsanto Co. ...........................        5,300               251,750
                                                              -------------
                                                                  2,913,950
                                                              -------------
CHEMICALS (0.9%)
Dow Chemical Co. .......................        4,300               391,031
Du Pont (E.I.) de Nemours ..............       22,700             1,204,519
Eastman Chemical Co. ...................        2,300               102,925
Hercules, Inc. .........................        3,100                84,862
Rohm & Haas Co. ........................        4,000               120,500
Union Carbide Corp. ....................        1,300                55,250
                                                              -------------
                                                                  1,959,087
                                                              -------------
COMMERCIAL SERVICES (0.5%)
Deluxe Corp. ...........................        1,501                56,019
Dun & Bradstreet Corp. .................        4,800               151,500
Interpublic Group of Co., Inc. .........        3,100               247,225
Omnicom Group, Inc. ....................        3,700               214,600
Paychex, Inc. ..........................        3,300               169,744
RR Donnelley & Sons Co. ................        4,000               175,250
                                                              -------------
                                                                  1,014,338
                                                              -------------
COMPUTERS (6.3%)
Apple Computer, Inc. + .................        6,100               249,719
Ceridian Corp. + .......................        2,100               146,606
Compaq Computer Corp. ..................       33,432             1,402,054
Computer Sciences Corp. ................        3,300               212,644
Dell Computer Corp. + ..................       42,600             3,117,787
Electronic Data Systems Corp. ..........       10,900               547,725
Gateway 2000, Inc. + ...................        4,600               235,463
Hewlett Packard Co. ....................       19,600             1,338,925
International Business Machines Corp. ..       30,600             5,653,350
Micron Technology, Inc. + ..............        2,000               101,125
Sun Microsystems, Inc. + ...............       13,500             1,155,938
Unisys Corp. + .........................        7,600               261,725
                                                              -------------
                                                                 14,423,061
                                                              -------------

                                      See Notes to Portfolio of Investments. 127

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
SERIES C (CONTINUED)
================================================================================

                                              NUMBER OF          MARKET
                                               SHARES             VALUE
                                            ------------      -------------
CONGLOMERATE AND AEROSPACE (4.0%)
Crane Co. ..............................        1,200         $      36,225
General Dynamics Corp. .................        4,100               240,362
General Electric Co. ...................       64,500             6,583,031
Goodrich (B. F.) Co. ...................        1,000                35,875
Lockheed Martin Corp. ..................        4,400               372,900
National Service Industries, Inc. ......          800                30,400
Northrop Grumman Corp. .................        1,700               124,313
Raytheon Co. ...........................        6,400               340,800
Rockwell International Corp. ...........        4,500               218,531
Tenneco, Inc. ..........................        1,500                51,094
Textron, Inc. ..........................        4,100               311,344
United Technologies Corp. ..............        7,500               815,625
                                                              -------------
                                                                  9,160,500
                                                              -------------
CONSUMER FINANCE (2.5%)
Associates First Capital Corp. .........       15,198               644,015
Capital One Financial Corp. ............        2,800               322,000
Countrywide Credit Industries, Inc. ....        3,000               150,563
Federal Home Loan Mortgage Corp. .......       24,000             1,546,500
Federal National Mortgage Association ..       28,700             2,123,800
Household International, Inc. ..........        9,800               388,325
MBNA Corp. .............................       15,675               390,895
SLM Holding Corp. ......................        4,300               206,400
                                                              -------------
                                                                  5,772,498
                                                              -------------
CONSUMER PRODUCTS (2.9%)
Alberto-Culver Co. .....................        1,000                26,688
American Greetings Corp. ...............        1,200                49,275
Avon Products, Inc. ....................        6,500               287,625
Bestfoods ..............................        6,300               335,475
Clorox Co. .............................        2,600               303,713
Colgate-Palmolive Co. ..................        5,700               529,387
Eastman Kodak Co. ......................        6,700               482,400
Gillette Co. ...........................        8,600               415,487
International Flavors & Fragrances,
 Inc ...................................        1,000                44,188
Kimberly-Clark Corp. ...................       11,300               615,850
Procter & Gamble Co. ...................       25,900             2,364,994
Unilever NV ............................       12,600             1,045,012
                                                              -------------
                                                                  6,500,094
                                                              -------------
CONSUMER SERVICES (0.8%)
Darden Restaurants, Inc. ...............        5,800               104,400
H & R Block, Inc. ......................        2,500               112,500
Harrah's Entertainment, Inc. + .........        1,200                18,825
Hilton Hotels Corp. ....................        2,500                47,813
Marriott International, Inc. ...........        3,900               113,100
McDonald's Corp. .......................       14,100             1,080,412
Service Corp. International ............        6,000               228,375
Tricon Global Restaurants, Inc. + ......        2,470               123,809
                                                              -------------
                                                                  1,829,234
                                                              -------------
CONSUMER SPECIALTIES (0.1%)
Brunswick Corp. ........................        4,300               106,425
Hasbro, Inc. ...........................        2,500                90,313

                                              NUMBER OF          MARKET
                                               SHARES             VALUE
                                            ------------      -------------
CONSUMER SPECIALTIES (CONTINUED)
Mattel, Inc. ...........................        6,800         $     155,125
                                                              -------------
                                                                    351,863
                                                              -------------
DATA AND IMAGING SERVICES (8.6%)
Autodesk, Inc. .........................        2,300                98,181
Automatic Data Processing, Inc. ........        6,700               537,256
BMC Software, Inc. + ...................        8,800               392,150
Cisco Systems, Inc. + ..................       41,550             3,856,359
Computer Associates International, Inc.        11,150               475,269
EMC/MASS Corp. + .......................       17,700             1,504,500
First Data Corp. .......................        8,400               266,175
Microsoft Corp. + ......................       80,300            11,136,606
Novell, Inc. + .........................       10,000               181,250
Oracle Corp. + .........................       23,400             1,009,125
Parametric Technology Co. + ............        6,700               109,713
                                                              -------------
                                                                 19,566,584
                                                              -------------
DISCRETIONARY RETAIL (6.4%)
AutoZone, Inc. + .......................        1,300                42,819
Circuit City Stores, Inc. ..............        3,000               149,812
Costco Companies, Inc. + ...............        4,800               346,500
Dayton Hudson Co. ......................        8,600               466,550
Dillards, Inc. .........................        3,500                99,312
Federated Department Stores, Inc. + ....        5,100               222,169
Gap, Inc. ..............................       19,375             1,089,844
Home Depot, Inc. .......................       52,000             3,181,750
J.C. Penney Co., Inc. ..................        2,200               103,125
Kmart Corp. + ..........................       11,900               182,219
Kohl's Corp. + .........................        3,500               215,031
Lowe's Co., Inc. .......................       10,500               537,469
May Department Stores Co. ..............        5,000               301,875
Nordstrom, Inc. ........................        4,300               149,156
Sears, Roebuck & Co. ...................        8,500               361,250
Staples, Inc. + ........................        9,300               406,294
Tandy Corp. ............................        2,200                90,612
The Limited, Inc. ......................        6,400               186,400
TJX Companies, Inc. ....................       10,700               310,300
Toys "R" Us, Inc. + ....................        2,700                45,563
Wal-Mart Stores, Inc. ..................       73,700             6,001,944
                                                              -------------
                                                                 14,489,994
                                                              -------------
DIVERSIFIED FINANCIAL SERVICES (2.0%)
American Express Co. ...................        8,900               910,025
American General Corp. .................        5,264               410,592
Citigroup Inc. .........................       43,400             2,148,300
Morgan Stanley, Dean Witter, Discover &
 Co ....................................       11,375               807,625
Transamerica Corp. .....................        1,800               207,900
                                                              -------------
                                                                  4,484,442
                                                              -------------
DRUGS (10.2%)
Abbott Laboratories ....................       42,600             2,087,400
American Home Products Corp. * .........       25,700             1,447,231
Baxter International, Inc. .............        7,000               450,188
Bristol-Myers Squibb Co. ...............       19,400             2,595,962
Eli Lilly & Co. ........................       36,400             3,235,050

128 See Notes to Portfolio of Investments.

================================================================================

                                              NUMBER OF          MARKET
                                               SHARES             VALUE
                                            ------------      -------------
DRUGS (CONTINUED)
Johnson & Johnson ......................       26,200         $   2,197,525
Merck & Co., Inc. ......................       33,400             4,932,762
Pfizer, Inc. ...........................       10,100             1,266,919
Pharmacia & Upjohn, Inc. ...............       10,600               600,225
Schering Plough ........................       38,700             2,138,175
Warner Lambert Co. .....................       29,000             2,180,438
                                                              -------------
                                                                 23,131,875
                                                              -------------
ELECTRIC UTILITIES (2.5%)
AES Corp. + ............................        4,200               198,975
Ameren Corp. ...........................        3,800               162,213
American Electric Power Co. ............        4,700               221,194
Baltimore Gas & Electric Co. ...........        3,800               117,325
Carolina Power & Light Co. .............        3,900               183,544
Central & South West Corp. .............        6,400               175,600
Cinergy Corp. ..........................        4,000               137,500
Consolidated Edison, Inc. ..............        7,300               385,987
Dominion Resources, Inc. ...............        5,600               261,800
DTE Energy Co. .........................        4,500               192,937
Duke Energy Corp. ......................        7,930               508,016
Edison International ...................        7,300               203,487
Entergy Corp. ..........................        6,000               186,750
FirstEnergy Corp. ......................        5,000               162,812
FPL Group, Inc. ........................        3,800               234,175
GPU, Inc. ..............................        3,300               145,819
Houston Industries Finance Co. .........        8,915               286,394
Northern States Power Co. ..............        2,000                55,500
Peco Energy Co. ........................        6,600               274,725
PG&E Corp. .............................        8,400               264,600
PP & L Resources, Inc. .................        4,100               114,288
Public Service Enterprise Group, Inc. ..        5,900               236,000
Southern Co. ...........................       15,700               456,281
Texas Utilities Co. ....................        6,457               301,461
Unicom Corp. ...........................        5,500               212,094
                                                              -------------
                                                                  5,679,477
                                                              -------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0 6%)
Harris Corp. ...........................        2,700                98,888
Pitney Bowes, Inc. .....................        6,100               402,981
Xerox Corp. ............................        6,800               802,400
                                                              -------------
                                                                  1,304,269
                                                              -------------
ELECTRONIC MEDIA (1.3%)
King World Production, Inc. + ..........        1,200                35,325
Tele-Communications, Inc. + ............        9,800               542,063
Time Warner, Inc. ......................       21,700             1,346,756
Viacom, Inc. + .........................        6,500               481,000
Walt Disney Co. (The) ..................       17,000               510,000
                                                              -------------
                                                                  2,915,144
                                                              -------------
FOOD AND BEVERAGE (2.8%)
Anheuser-Busch Co., Inc. ...............       13,400               879,375
Archer-Daniels-Midland Co. .............        5,449                93,655
Brown-Forman Corp. + ...................          800                60,550
Campbell Soup Co. ......................       11,000               605,000

                                              NUMBER OF          MARKET
                                               SHARES             VALUE
                                            ------------      -------------
FOOD AND BEVERAGE (CONTINUED)
Coca-Cola Co. ..........................       19,200         $   1,284,000
Coca-Cola Enterprises, Inc. ............        9,400               336,050
Conagra, Inc. ..........................        9,500               299,250
Coors (Adolph) Co. .....................        1,000                56,438
Fortune Brands, Inc. ...................        5,300               167,613
General Mills, Inc. ....................        3,000               233,250
Heinz (H.J.) Co. .......................        7,500               424,687
Hershey Foods Corp. ....................        2,200               136,813
PepsiCo, Inc. ..........................       12,200               499,437
Pioneer Hi-Bred International, Inc.  ...        5,300               143,100
Quaker Oats Co. ........................        3,000               178,500
Ralston-Ralston Purina Group ...........        7,800               252,525
Sara Lee Corp. .........................       17,800               501,737
Wrigley (Wm.) Jr. Co. ..................        2,000               179,125
                                                              -------------
                                                                  6,331,105
                                                              -------------
FOOD AND DRUG RETAIL (1.8%)
Albertson's, Inc. ......................        5,400               343,912
American Stores Co. ....................        6,800               251,175
CVS Corp. ..............................        8,600               473,000
Fred Meyer, Inc. + .....................        3,700               222,925
Kroger Co. (The) + .....................        8,600               520,300
Longs Drug Stores, Inc. ................          800                30,000
Rite Aid Corp. .........................        5,900               292,419
Safeway, Inc. + ........................       12,800               780,000
SUPERVALU, Inc. ........................        3,800               106,400
Sysco Corp. ............................        9,700               266,144
Walgreen Co. ...........................       13,100               767,169
Winn-Dixie Stores, Inc. ................        1,400                62,825
                                                              -------------
                                                                  4,116,269
                                                              -------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.5%)
Armstrong World Industries, Inc. .......          800                48,250
Bemis Co., Inc. ........................        1,700                64,494
Crown Cork & Seal Co., Inc. ............        2,500                77,031
Fort James Corp. .......................        5,300               212,000
Masco Corp. ............................        8,200               235,750
Mead Corp. .............................        3,000                87,937
Owens-Illinois, Inc. + .................        3,100                94,937
Temple-Inland, Inc. ....................        1,600                94,900
Westvaco Corp. .........................        1,000                26,813
Weyerhaeuser Co. .......................        5,100               259,144
                                                              -------------
                                                                  1,201,256
                                                              -------------
GAS UTILITIES (0.5%)
Coastal Corp. (The) ....................        4,900               171,194
Columbia Energy Group ..................        1,500                86,625
Consolidated Natural Gas Co. ...........        1,800                97,200
Eastern Enterprises ....................          500                21,875
Enron Corp. ............................        6,400               365,200
NICOR, Inc. ............................          900                38,025
ONEOK, Inc. ............................          700                25,287
People's Energy Corp. ..................          600                23,925
Sempra Energy ..........................        4,311               109,392

                                See Notes to Portfolio of Investments. 129

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
SERIES C (CONTINUED)
================================================================================

                                              NUMBER OF          MARKET
                                               SHARES             VALUE
                                            ------------      -------------
GAS UTILITIES (CONTINUED)
Williams Co., Inc. (The) ...............        4,200         $     130,987
                                                              -------------
                                                                  1,069,710
                                                              -------------
HEALTH SERVICES (0.6%)
Cardinal Health, Inc. ..................        4,400               333,850
HBO & Co. ..............................       13,200               378,675
HCR Manor Care, Inc. + .................        1,100                32,312
Humana, Inc. + .........................        2,000                35,625
IMS Health, Inc. .......................        3,300               248,944
Tenet Healthcare Corp. + ...............        8,200               215,250
United Healthcare Corp. ................        2,000                86,125
                                                              -------------
                                                                  1,330,781
                                                              -------------
HEAVY MACHINERY (0.1%)
Caterpillar, Inc. ......................        2,800               128,800
NACCO Industries, Inc. .................          200                18,400
Navistar International Corp. + .........        2,300                65,550
PACCAR, Inc. ...........................        2,300                94,588
                                                              -------------
                                                                    307,338
                                                              -------------
HOUSING AND FURNISHINGS (0.3%)
Centex Corp. ...........................        3,000               135,187
Fleetwood Enterprises, Inc. ............          700                24,325
Kaufman & Broad Home Corp. .............          900                25,875
Maytag Corp. ...........................        3,700               230,325
Newell Co. .............................        3,900               160,875
Pulte Corp. ............................        1,000                27,812
Rubbermaid, Inc. .......................        1,800                56,588
Whirlpool Corp. ........................        2,100               116,287
                                                              -------------
                                                                    777,274
                                                              -------------
INDUSTRIAL SERVICES (0.4%)
Browning-Ferris Industries, Inc. .......        5,900               167,781
Fluor Corp. ............................        2,400               102,150
Foster Wheeler Corp. ...................          600                 7,913
Laidlaw, Inc. ..........................        8,800                88,550
Milacron, Inc. .........................          900                17,325
USA Waste Management, Inc. .............       12,600               587,475
                                                              -------------
                                                                    971,194
                                                              -------------
INSURANCE (2.9%)
Allstate Corp. (The) ...................       16,000               618,000
American International Group, Inc. .....       21,800             2,106,425
Aon Corp. ..............................        4,650               257,494
Chubb Corp. ............................        1,400                90,825
CIGNA Corp. ............................        5,000               386,562
Cincinnati Financial Corp. .............        4,500               164,813
Conseco, Inc. ..........................        7,100               216,994
Hartford Financial Services Group, Inc.         5,100               279,863
Jefferson-Pilot Corp. ..................        2,500               187,500
Lincoln National Corp. .................        2,100               171,806
Marsh & Mclennan Co., Inc. .............        5,900               344,781
MBIA, Inc. .............................        2,400               157,350
MGIC Investment Corp. ..................        2,500                99,531
Progressive Corp. ......................        2,300               389,562
Safeco Corp. ...........................        1,400                60,113

                                              NUMBER OF          MARKET
                                               SHARES             VALUE
                                            ------------      -------------
INSURANCE (CONTINUED)
St. Paul Co., Inc. .....................        2,296         $      79,786
SunAmerica, Inc. .......................        6,850               555,706
Torchmark Corp. ........................        4,000               141,250
UNUM Corp. .............................        3,800               221,825
                                                              -------------
                                                                  6,530,186
                                                              -------------
INVESTMENT SERVICES (1.1%)
Charles Schwab Corp. ...................        7,850               441,072
Franklin Resources, Inc. ...............        2,400                76,800
Lehman Brothers Holdings, Inc. .........        1,100                48,469
Merrill Lynch & Co., Inc. ..............        7,200               480,600
Providian Financial Corp. ..............        4,050               303,750
Wells Fargo Co. ........................       31,500             1,258,031
                                                              -------------
                                                                  2,608,722
                                                              -------------
MAJOR TELECOMMUNICATIONS (8.4%)
ALLTEL Corp. ...........................        6,000               358,875
Ameritech Corp. * ......................       21,500             1,362,563
AT&T Corp. .............................       34,200             2,573,550
Bell Atlantic Corp. ....................       41,236             2,342,720
BellSouth Corp. ........................       64,800             3,231,900
GTE Corp. ..............................       27,100             1,827,556
MCI Worldcom, Inc. + ...................       36,046             2,586,300
SBC Communications, Inc. ...............       51,444             2,758,684
Sprint Corp. ...........................       11,500               967,438
Sprint PCS + ...........................        4,200                97,125
U.S. WEST, Inc. ........................       14,113               912,053
                                                              -------------
                                                                 19,018,764
                                                              -------------
MISCELLANEOUS METALS (0.0%)
Barrick Gold Corp. .....................        4,500                87,750
                                                              -------------
OIL (4.2%)
Amoco Corp. ............................       21,100             1,273,913
Ashland Oil, Inc. ......................        2,900               140,288
Chevron Corp. ..........................        5,400               447,863
Exxon Corp. ............................       50,500             3,692,812
Mobil Corp. ............................       16,200             1,411,425
Royal Dutch Petroleum Co. ..............       45,900             2,197,462
Sunoco Inc. ............................        2,900               104,581
Texaco, Inc. ...........................        5,200               274,950
                                                              -------------
                                                                  9,543,294
                                                              -------------
OIL SERVICES (0.0%)
McDermott International, Inc. ..........        2,900                71,594
                                                              -------------
OTHER TELECOMMUNICATIONS (3.8%)
AirTouch Communications, Inc. + ........       15,200             1,096,300
Ascend Communications, Inc. + ..........        4,900               322,175
Comcast Corp. ..........................        7,500               440,156
Frontier Corp. .........................        4,700               159,800
General Instrument Corp. + .............        4,300               145,931
Lucent Technologies, Inc. ..............       44,000             4,840,000
Mediaone Group, Inc. + .................       12,600               592,200
Northern Telecom Ltd. ..................       13,600               681,700
Tellabs, Inc. + ........................        5,200               356,525
                                                              -------------
                                                                  8,634,787
                                                              -------------
130 See Notes to Portfolio of Investments.


================================================================================

                                              NUMBER OF          MARKET
                                               SHARES             VALUE
                                            ------------      -------------
PRINT MEDIA (0.7%)
Dow Jones & Co., Inc. ..................        2,200         $     105,875
Equifax, Inc. ..........................        4,100               140,169
Gannett Co., Inc. ......................        6,400               423,600
Knight-Ridder, Inc. ....................        1,900                97,137
McGraw-Hill Co., Inc. ..................        2,600               264,875
Meredith Corp. .........................        1,500                56,813
New York Times Co. .....................        5,400               187,312
Times Mirror Co. .......................        1,000                56,000
Tribune Co. ............................        3,200               211,200
                                                              -------------
                                                                  1,542,981
                                                              -------------
PRODUCER GOODS (2.6%)
Aeroquip-Vickers, Inc. .................          500                14,969
Allegheny Teledyne, Inc. ...............        5,200               106,275
Allied Signal, Inc. ....................       12,600               558,337
Avery Dennison Corp. ...................        2,600               117,163
Cooper Industries, Inc. ................        2,800               133,525
Corning, Inc. ..........................        5,300               238,500
Dover Corp. ............................        1,700                62,263
Ecolab, Inc. ...........................        3,400               123,037
Emerson Electric Co. ...................        9,900               619,369
FMC Corp. + ............................          600                33,600
Grainger (W.W.), Inc. ..................          700                29,138
Honeywell, Inc. ........................        3,600               271,125
Illinois Tool Works, Inc. ..............        6,000               348,000
Ingersoll-Rand Co. .....................        5,800               272,237
ITT Industries, Inc. ...................        2,600               103,350
Minnesota Mining and Manufacturing Co. .        7,600               540,550
Parker-Hannifin Corp. ..................        2,600                85,150
PPG Industries, Inc. ...................        4,800               279,600
Raychem Corp. ..........................        3,000                96,938
Sherwin-Williams Co. ...................        4,300               126,312
Thomas & Betts Corp. ...................        1,700                73,631
Timken Co. .............................        1,700                32,088
Tyco International Ltd. ................       21,400             1,614,362
                                                              -------------
                                                                  5,879,519
                                                              -------------
SEMICONDUCTORS AND ELECTRONICS (4.2%)
3Com Corp. + ...........................        8,600               385,388
AMP, Inc. ..............................        5,200               270,725
Applied Materials, Inc. + ..............        7,900               337,231
Intel Corp. ............................       55,200             6,544,650
Motorola, Inc. .........................       13,200               806,025
Texas Instruments, Inc. ................       12,900             1,103,756
                                                              -------------
                                                                  9,447,775
                                                              -------------
SPECIALTY CHEMICALS (0.3%)
Air Products and Chemicals, Inc. .......        6,400               256,000
Engelhard Corp. ........................        4,100                79,950
Grace (W.R.) & Co. .....................        1,800                28,238
Great Lakes Chemical Corp. .............          700                28,000
Morton International, Inc. .............        1,100                26,950
Nalco Chemical Co. .....................        1,100                34,100
Praxair, Inc. ..........................        4,400               155,100

                                              NUMBER OF          MARKET
                                               SHARES             VALUE
                                            ------------      -------------
SPECIALTY CHEMICALS (CONTINUED)
Sigma-Aldrich Corp. ....................        1,900         $      55,812
                                                              -------------
                                                                    664,150
                                                              -------------
STEEL (0.1%)
Nucor Corp. ............................        1,900                82,175
USX-US Steel Group, Inc. ...............        4,400               101,200
                                                              -------------
                                                                    183,375
                                                              -------------
SURFACE TRANSPORT (0.5%)
Burlington Northern Santa Fe Corp. .....       10,400               351,000
FDX Corp. Holding Co. + ................        2,980               265,220
Norfolk Southern Corp. .................        9,900               313,706
Ryder System, Inc. .....................        1,600                41,600
Union Pacific Corp. ....................        2,300               103,644
                                                              -------------
                                                                  1,075,170
                                                              -------------
TEXTILES AND APPAREL (0.1%)
Liz Claiborne, Inc. ....................        1,900                59,969
VF Corp. ...............................        4,100               192,187
                                                              -------------
                                                                    252,156
                                                              -------------
TOTAL COMMON STOCKS (COST $173,521,138)                         215,565,730
                                                              -------------
                                            PRINCIPAL
                                             AMOUNT
                                          -------------
LONG-TERM BONDS AND NOTES (2.7%)
U.S. TREASURIES (2.7%)
U.S. Treasury Strip, Zero Coupon,
 11/15/01 #............................    $4,558,000             3,990,574
U.S. Treasury Strip, Zero Coupon,
 02/15/02 #............................     2,497,000             2,161,004
                                                                -----------
TOTAL LONG-TERM BONDS AND NOTES (COST $6,224,766)                 6,151,578
                                                               ------------
SHORT-TERM INVESTMENTS (1.8%)
Federal Home Loan Mortgage Corp.,
 4.40%, 01/04/99 ......................     4,029,000             4,029,000
                                                               ------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,029,000)                    4,029,000
                                                               ------------
TOTAL INVESTMENTS (COST $183,774,904)(a)                        225,746,308
OTHER ASSETS LESS LIABILITIES .........                           1,460,674
                                                               ------------
TOTAL NET ASSETS                                               $227,206,982
                                                               ============


                                      See Notes to Portfolio of Investments. 131

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
SERIES C (CONTINUED)
================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $186,430,914. Unrealized gains and losses, based on identified tax cost at December 31, 1998, are as follows:

Unrealized gains................................          $42,576,808
Unrealized losses...............................           (3,261,414)
                                                       --------------
 Net unrealized gain............................          $39,315,394
                                                       ==============

+ Non-income producing security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 1998.
# When-issued or delayed delivery security.

Category percentages are based on net assets.

132 See Notes to Financial Statements.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998
SERIES D
================================================================================

                                              PRINCIPAL
                                                AMOUNT              VALUE
                                            --------------       -----------
SHORT-TERM INVESTMENTS (97.6%)
COMMERCIAL PAPER - DOMESTIC (35.5%)
American Express Credit Corp.,
 4.90%, 01/06/99 .......................      $10,000,000       $ 9,997,278
Ciesco Inc., 5.40%, 01/14/99 ++ ........        9,000,000         8,986,500
Cooperative Associates of Tractor
 Dealers, Inc., 5.75%, 01/12/99 ........        1,700,000         1,697,828
Cooperative Associates of Tractor
 Dealers, Inc., 6.12%, 01/05/99 ........        1,500,000         1,499,745
CSW Credit, Inc., 5.35%, 01/19/99 ++ ...       10,000,000         9,977,708
Dakota Certificates - Standard Credit
 Card Master Trust 1, 5.50%,
 01/07/99  ++ ..........................        8,000,000         7,996,333
Dealers Capital Acceptance Trust,
 Inc.,
 5.35%, 01/04/99 .......................       10,000,000        10,000,000
Ford Motor Credit Corp., 5.95%,
 01/05/99 ..............................       10,000,000         9,998,347
Goldman Sachs Group L.P., 5.35%,
 01/04/99 ..............................        8,000,000         8,000,000
Jefferson Smurfit Finance Corp.,
 6.10%, 01/05/99 .......................        1,370,000         1,369,768
Koch Industries Inc., 5.25%,
 01/04/99 ++ ...........................       10,000,000        10,000,000
McDonald's Corp., 5.80%, 01/05/99 ......       10,000,000         9,998,389
Pitney Bowes, Inc., 4.95%, 01/14/99 ....       10,000,000         9,986,250
Prudential Funding Corp., 4.25%,
 01/04/99 ..............................       10,000,000        10,000,000
Republic Industries, Inc., 5.50%,
 01/13/99 ..............................        8,000,000         7,989,000
TRW, Inc., 5.05%, 01/04/99 ++ ..........       10,000,000        10,000,000
Wood Street Funding Corp.,
 5.45%, 01/11/99 ++ ....................        7,000,000         6,992,582
Wood Street Funding Corp.,
 5.97%, 01/08/99 ++ ....................        2,350,000         2,348,441
                                                               ------------
TOTAL COMMERCIAL PAPER - DOMESTIC ......                        136,838,169
                                                               ------------
COMMERCIAL PAPER - FOREIGN (5.2%)
Eureka Securitization, Inc., 5.30%,
 01/04/99 ++ ...........................       10,000,000        10,000,000
Xerox Capital (Europe) Plc,
 5.00%, 01/04/99 ++ ....................       10,000,000        10,000,000
                                                               ------------
TOTAL COMMERCIAL PAPER - FOREIGN .......                         20,000,000
                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (44.7%)
Federal Farm Credit Bank, 5.07%,
 01/13/99 ..............................       30,000,000        29,961,975
Federal Home Loan Mortgage Corp.,
 4.55%, 01/05/99 .......................        9,000,000         8,998,863
Federal Home Loan Mortgage Corp.,
 5.08%, 01/15/99 .......................       25,000,000        24,961,194
Federal Home Loan Mortgage Corp.,
 5.10%, 01/11/99 .......................       25,000,000        24,975,208
Federal Home Loan Mortgage Corp.,
 5.10%, 01/14/99 .......................       11,000,000        10,984,417
Federal National Mortgage Association,
 5.09%, 01/07/99 .......................       22,261,000        22,251,558
Federal National Mortgage Association,
 5.11%, 01/14/99 .......................       25,000,000        24,964,514
Federal National Mortgage Association,
 5.12%, 01/05/99 .......................       25,000,000        24,996,444
                                                               ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                        172,094,173
                                                               ------------


                                               PRINCIPAL
                                                AMOUNT              VALUE
                                            --------------     ------------
U.S. GOVERNMENT OBLIGATIONS (12.2%)
U.S. Treasury Bill, 3.60%, 01/14/99 ..       $47,140,000        $47,092,860
                                                               ------------
TOTAL SHORT-TERM INVESTMENTS ..........                         376,025,202
                                                               ------------
TOTAL INVESTMENTS (COST $376,025,202)(a)                        376,025,202
OTHER ASSETS LESS LIABILITIES .........                           9,268,385
                                                               ------------
TOTAL NET ASSETS                                               $385,293,587
                                                               ============


NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. There were no unrealized gains and losses as of December 31, 1998.

++Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

Information concerning restricted securities at December 31, 1998 is shown below:

                                                                  COST
                                                              -----------
Ciesco Inc............................................        $ 8,986,500
CSW Credit, Inc.......................................          9,977,708
Dakota Certificates - Standard Credit Card Master               7,996,333
 Trust 1...............................................
Eureka Securitization, Inc............................         10,000,000
Koch Industries, Inc..................................         10,000,000
TRW, Inc..............................................         10,000,000
Wood Street Funding Corp..............................          9,341,023
Xerox Capital (Europe) Plc............................         10,000,000
                                                              -----------
                                                              $76,301,564
                                                              ===========

The market value of the total restricted securities above represent 19.80% of the total net assets.

Category percentages are based on net assets.

                                          See Notes to Financial Statements. 133

AETNA GET FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
================================================================================

                                 SERIES B       SERIES C          SERIES D
                               -----------    ------------      ------------
ASSETS:
Investments, at market
 value..................       $90,822,671    $225,746,308      $376,025,202
Cash ...................                --          14,099                57
Receivable for:
 Dividends and interest             90,312         199,626                --
 Investments sold ......           521,702       2,924,127                --
 Fund shares sold ......                --              --         9,375,081
 Prepaid expenses ......               508           1,423                --
                               -----------    ------------      ------------
     Total assets ......        91,435,193     228,885,583       385,400,340
                               -----------    ------------      ------------
LIABILITIES:
Payable for:
 Investments purchased .           875,933       1,142,631                --
 Fund shares redeemed ..           159,045         355,383                --
Accrued investment
 advisory fees .........            66,769         134,811            65,315
Accrued administrative
 service fees ..........             6,677          16,851            19,600
Accrued custody fees ...             5,868           8,974             5,600
Other liabilities ......           454,794          19,951            16,238
                               -----------    ------------      ------------
     Total liabilities .         1,569,086       1,678,601           106,753
                               -----------    ------------      ------------
 NET ASSETS ............       $89,866,107    $227,206,982      $385,293,587
                               ===========    ============      ============
NET ASSETS REPRESENTED
 BY:
Paid-in capital ........       $57,170,696    $143,933,391      $385,279,011
Net unrealized gain on
 investments............        14,491,234      41,971,404                --
Undistributed net
 investment income .....            97,631         718,532            16,872
Accumulated net realized
 gain (loss) on
 investments............        18,106,546      40,583,655            (2,296)
                               -----------    ------------      ------------
 NET ASSETS ............       $89,866,107    $227,206,982      $385,293,587
                               ===========    ============      ============
CAPITAL SHARES:
Par value ..............       $     0.001    $      0.001      $      0.001
Outstanding ............         6,155,294      15,717,958        38,334,233
Net asset value,
 offering and redemption
 price per share (net
 assets divided by
 shares outstanding) ...       $     14.60    $      14.46      $      10.05

Cost of investments ....       $76,331,436    $183,774,904      $376,025,202

134 See Notes to Financial Statements.

AETNA GET FUND
STATEMENTS OF OPERATIONS
================================================================================

                                       SERIES B           SERIES C               SERIES D
                                      YEAR ENDED         YEAR ENDED      PERIOD FROM OCTOBER 15, 1998
                                     DECEMBER 31,       DECEMBER 31,     (COMMENCEMENT OF OPERATIONS)
                                         1998               1998              TO DECEMBER 31, 1998
                                     ------------       ------------     ----------------------------
INVESTMENT INCOME:
Dividends ....................       $  1,258,787        $  3,306,353          $         --
Interest .....................            418,947             879,077             1,779,574
                                     ------------        ------------          ------------
                                        1,677,734           4,185,430             1,779,574
Foreign taxes withheld
 on dividends ................             (2,030)            (13,941)                   --
                                     ------------        ------------          ------------
     Total investment income .          1,675,704           4,171,489             1,779,574
                                     ------------        ------------          ------------
INVESTMENT EXPENSES:
Investment advisory fees .....            779,171           1,557,938                88,845
Administrative
 services fees ...............            104,042             258,756                26,654
Printing and postage .........              5,187               8,528                 4,084
Custody fees .................              9,696              11,187                 5,600
Transfer agent fees ..........              1,614               1,572                   722
Audit fees ...................             11,217              12,288                 5,653
Directors' fees ..............              1,845               4,644                 1,106
Registration fees ............              1,249               2,211                 4,097
Miscellaneous expenses .......              1,434               2,869                   576
                                     ------------        ------------          ------------
Expenses before reimbursement
 and waiver from Investment
 Adviser .....................            915,455           1,859,993               137,337
Expense reimbursement
 and waiver from
 Investment Adviser ..........                 --                  --                (6,829)
                                     ------------        ------------          ------------
     Net expenses ............            915,455           1,859,993               130,508
                                     ------------        ------------          ------------
Net investment income ........            760,249           2,311,496             1,649,066
                                     ------------        ------------          ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS):
Net realized gain (loss) on:
 Investments .................         17,501,921          41,727,606                (2,296)
 Futures contracts ...........            726,485              (1,446)                   --
                                     ------------        ------------          ------------
     Net realized gain (loss)
      on investments .........         18,228,406          41,726,160                (2,296)
                                     ------------        ------------          ------------
Net change in unrealized
 gain or loss on:
 Investments .................         (2,034,916)         16,257,595                    --
 Futures contracts ...........             26,100                  --                    --
                                     ------------        ------------          ------------
     Net change in unrealized
      gain or loss on
      investments ............         (2,008,816)         16,257,595                    --
                                     ------------        ------------          ------------
Net realized and change in
 unrealized gain or loss on
 investments .................         16,219,590          57,983,755                (2,296)
                                     ------------        ------------          ------------
Net increase in net
 assets resulting from
 operations ..................       $ 16,979,839        $ 60,295,251          $  1,646,770
                                     ============        ============          ============

                                          See Notes to Financial Statements. 135

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                       SERIES B
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income ..................    $     760,249     $   1,238,060
Net realized gain on investments .......       18,228,406        23,778,113
Net change in unrealized gain or loss
 on investments ........................       (2,008,816)        2,699,879
                                            -------------     -------------
 Net increase in net assets resulting
 from operations .......................       16,979,839        27,716,052
                                            -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...........         (899,725)       (1,316,653)
  From net realized gains ..............      (23,849,952)      (15,789,390)
                                            -------------     -------------
 Decrease in net assets from
 distributions to shareholders .........      (24,749,677)      (17,106,043)
                                            -------------     -------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold ............        3,367,874           515,787
  Net asset value of shares issued upon
   reinvestment of distributions .......       24,749,677        17,106,043
  Payments for shares redeemed .........      (32,418,789)       (9,311,023)
                                            -------------     -------------
 Net increase (decrease) in net assets
  from fund share transactions .........       (4,301,238)        8,310,807
                                            -------------     -------------
Net change in net assets ...............      (12,071,076)       18,920,816
NET ASSETS:
Beginning of period ....................      101,937,183        83,016,367
                                            -------------     -------------
End of period ..........................    $  89,866,107     $ 101,937,183
                                            =============     =============
End of period net assets includes
 undistributed net investment income ...    $      97,631     $     237,107
                                            =============     =============
SHARE TRANSACTIONS:
  Number of shares exchanged* ..........          193,414            32,017
  Number of shares issued upon
   reinvestment of distributions .......        1,759,731         1,209,626
  Number of shares redeemed ............       (2,279,118)         (598,460)
                                            -------------     -------------
 Net increase (decrease) ...............         (325,973)          643,183
                                            =============     =============

* Exchanges into the Series are from initial shareholders who have exchange privileges.

136 See Notes to Financial Statements.

================================================================================

                                                       SERIES C
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income ..................    $   2,311,496     $   3,674,973
Net realized gain on investments .......       41,726,160        25,237,905
Net change in unrealized gain or loss
 on investments ........................       16,257,595        22,900,180
                                            -------------     -------------
 Net increase in net assets resulting
 from operations .......................       60,295,251        51,813,058
                                            -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...........       (1,999,433)       (3,554,172)
  From net realized gains ..............      (26,131,436)         (292,861)
                                            -------------     -------------
  Decrease in net assets from
  distributions to shareholders ........      (28,130,869)       (3,847,033)
                                            -------------     -------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold ............        1,331,190         2,280,242
  Net asset value of shares issued upon
   reinvestment of distributions .......       28,130,869         3,847,033
  Payments for shares redeemed .........      (82,171,253)      (14,783,238)
                                            -------------     -------------
 Net decrease in net assets from fund
 share transactions ....................      (52,709,194)       (8,655,963)
                                            -------------     -------------
Net change in net assets ...............      (20,544,812)       39,310,062
NET ASSETS:
Beginning of period ....................      247,751,794       208,441,732
                                            -------------     -------------
End of period ..........................    $ 227,206,982     $ 247,751,794
                                            =============     =============
End of period net assets includes
 undistributed net investment income ...    $     718,532     $     406,469
                                            =============     =============
SHARE TRANSACTIONS:
  Number of shares exchanged* ..........           97,439           208,233
  Number of shares issued upon
   reinvestment of distributions .......        2,094,000           317,546
  Number of shares redeemed ............       (6,120,999)       (1,254,289)
                                            -------------     -------------
 Net decrease ..........................       (3,929,560)         (728,510)
                                            =============     =============

* Exchanges into the Series are from initial shareholders who have exchange privileges.

                                          See Notes to Financial Statements. 137

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                                    SERIES D
                                                               --------------------
                                                                   PERIOD FROM
                                                                OCTOBER 15, 1998
                                                                (COMMENCEMENT OF
                                                                   OPERATIONS)
                                                               TO DECEMBER 31, 1998
                                                               --------------------
FROM OPERATIONS:
Net investment income ...........................................  $   1,649,066
Net realized loss on investments ................................         (2,296)
                                                                   -------------
 Net increase in net assets resulting from operations ...........      1,646,770
                                                                   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ....................................     (1,632,194)
                                                                   -------------
 Decrease in net assets from distributions to
  shareholders ..................................................     (1,632,194)
                                                                   -------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold .....................................    383,646,817
  Net asset value of shares issued upon reinvestment of
   distributions ................................................      1,632,194
                                                                   -------------
 Net increase in net assets from fund share
  transactions ..................................................    385,279,011
                                                                   -------------
Net change in net assets ........................................    385,293,587
NET ASSETS:
Beginning of period .............................................             --
                                                                   -------------
End of period ...................................................  $ 385,293,587
                                                                   =============
End of period net assets includes undistributed net
 investment income ..............................................  $      16,872
                                                                   =============
SHARE TRANSACTIONS:
  Number of shares sold .........................................     38,171,760
  Number of shares issued upon reinvestment of
   distributions ................................................        162,473
                                                                   -------------
 Net increase ...................................................     38,334,233
                                                                   =============

138 See Notes to Financial Statements.

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
================================================================================

1. ORGANIZATION

Aetna GET Fund (Fund) is registered under the Investment Company Act of 1940 as an open-end management investment company. It was organized under the laws of Massachusetts as a business trust on March 9, 1987. The Declaration of Trust permits the Fund to offer separate series (Series), each of which has its own investment objective, policies and restrictions.

Currently there are three diversified Series of the Fund, Aetna GET Fund, Series B (GET B), Aetna GET Fund, Series C (GET C), and Aetna GET Fund, Series D (GET
D). Each Series seek to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return during a specified five year period (Guaranteed Period). The minimum targeted return for each Series during its Guaranteed Period is 2.50% per year, before asset based contract charges and each Series' cost of operations.

GET B accumulated deposits from March 15, 1994 to June 30, 1994. The Guaranteed Period for GET B is from July 1, 1994 to June 30, 1999, its maturity date. GET C accumulated deposits from September 16, 1996 to December 16, 1996. The Guaranteed Period for GET C is from December 17, 1996 to December 16, 2001, its maturity date. GET D will accumulate deposits from October 15, 1998 to January 15, 1999. The Guaranteed Period for GET D is from January 16, 1999 to January 15, 2004, its maturity date.

Shares of each Series are currently owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. All shares are currently held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

Effective May 1, 1998, Aeltus Investment Management, Inc. (Aeltus) became the investment adviser to the Fund. Prior to May 1, 1998, ALIAC acted as investment adviser and Aeltus served as sub-adviser to the Fund. ALIAC serves as the principal underwriter to the Fund. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Series have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results may differ from these estimates, any such differences are expected to be immaterial to the net assets of each Series.

A. VALUATION OF INVESTMENTS

Investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Trustees.

B. FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. Each Series invests in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
================================================================================

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FUTURES CONTRACTS (CONTINUED)

Upon entering into a futures contract, each Series is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by a Series equal to the daily fluctuations in the market value of the contract. These amounts are recorded by a Series as unrealized gains or losses. When a contract is closed, a Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Series are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Series to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Series may invest up to 15% of its total assets in illiquid securities. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Series will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Illiquid and restricted securities are valued using market quotations when readily available.

D. FEDERAL INCOME TAXES

Each Series intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Series is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Series will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures contracts and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

================================================================================

F. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Series pays Aeltus a monthly fee expressed as a percentage of its average daily net assets. Below are the Series' annual Investment Advisory fees, as of December 31, 1998:

                                     ADVISORY FEE
                                     ------------
            GET B                       0.75%
            GET C                       0.60%
            GET D                       0.25%

Aeltus has served as the investment adviser for GET B and GET C since May 1, 1998 and since inception for GET D. Prior to May 1, 1998, ALIAC served as investment adviser and Aeltus served as sub-adviser. As the sub-adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services for each Series. For the period January 1, 1998 through April 30, 1998, ALIAC collected $779,781 from the Series, of which it paid $441,411 to Aeltus.

Effective May 1, 1998 (for GET D, October 15, 1998), each Series pays expenses incurred in exchange for services provided by auditors, legal firms, transfer agents, custodian banks and financial printers. Each Series pays its proportionate share of compensation to the Fund's Board of Trustees and its proportionate share of insurance premiums. Each Series pays its direct costs incurred to mail shareholder reports, register its shares with the Securities and Exchange Commission and any other costs incurred by the Series. In addition, each Series pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Funds' other service providers. Each Series pays Aeltus an administrative services fee at an annual rate based on its average daily net assets of the Series. The rate is 0.075% on the first $5 billion in Series assets and 0.050% on all Series assets over $5 billion.

Prior to May 1, 1998, ALIAC acted as Administrator to the Fund. As Administrator, ALIAC paid all the expenses of the Fund on its behalf, supervised the Fund's other service providers and provided the Fund with certain administrative and shareholder services. In exchange for these services, ALIAC received an administrative services fee at an annual rate of up to 0.15% of each Series' average daily net assets. For the period January 1, 1998 through April 30, 1998, ALIAC collected $181,768 in administrative services fees from the Series'.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Series, in exchange for fees payable by Aeltus, of up to 0.375% of the Series' average daily net assets. For the period May 1, 1998 through December 31, 1998, Aeltus paid ALIAC $813,954.

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
================================================================================

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus may, from time to time, make reimbursements to GET B for some or all of its operating expenses or it may waive fees in order to maintain a certain expense ratio. Aeltus is contractually obligated for GET C and GET D through December 31, 1999 and December 31, 2000, respectively, to reimburse GET C and GET D for some or all of their operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements, which may be terminated at any time without notice for GET B, will increase a Series' yield and total return.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1998 were:

                                         COST OF PURCHASES       PROCEEDS FROM SALES
                                         -----------------       -------------------
GET B                                    $141,196,630             $164,241,981
GET C                                     272,406,156              355,410,671

AETNA GET FUND
ADDITIONAL INFORMATION
DECEMBER 31, 1998
================================================================================

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

GET B                                                                    12.16%
GET C                                                                    10.95%


In accordance with federal tax authorities, the following amount of dividends which qualify to be taxed at long-term capital gain rates were paid during the year ended December 31, 1998:

                                 AGGREGATE         PER SHARE
                                 ---------         ---------
GET B                            $12,190,195         $1.97
GET C                                355,796          0.02

YEAR 2000 (UNAUDITED)

The Series receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Series' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Series from this problem.

AETNA GET FUND
FINANCIAL HIGHLIGHTS
GET SERIES B
================================================================================

Selected data for a fund share outstanding throughout each period:


                                                                                                         PERIOD FROM
                                                                                                        JULY 1, 1994
                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     (COMMENCEMENT OF
                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                                                  1998          1997          1996         1995+       TO DECEMBER 31,1994+
                                             ------------  ------------  ------------  ------------   --------------------
Net asset value, beginning of period ......    $ 15.73       $  14.22      $ 12.40       $  9.92            $ 10.09
                                               -------       --------      -------       -------            -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................       0.12           0.21+        0.28+         0.31               0.25
 Net realized and change in unrealized
  gain or loss on investments .............       2.75           4.34         2.49          2.49              (0.06)
                                               -------       --------      -------       -------            -------
   Total from investment operations .......       2.87           4.55         2.77          2.80               0.19
                                               -------       --------      -------       -------            -------
LESS DISTRIBUTIONS:
 From net investment income ...............      (0.14)         (0.22)       (0.23)        (0.32)             (0.32)
 From net realized gains on investments ...      (3.86)         (2.82)       (0.72)           --              (0.04)
                                               -------       --------      -------       -------            -------
   Total distributions ....................      (4.00)         (3.04)       (0.95)        (0.32)             (0.36)
                                               -------       --------      -------       -------            -------
Net asset value, end of period ............    $ 14.60       $  15.73      $ 14.22       $ 12.40            $  9.92
                                               =======       ========      =======       =======            =======

Total return* .............................      19.42%         34.52%       23.52%        28.38%              1.83%
Net assets, end of period (000's) .........    $89,866       $101,937      $83,016       $88,570            $74,145
Ratio of net expenses to average
 net assets ...............................       0.88%          0.90%        0.85%         1.03%              0.53%(1)
Ratio of net investment income to
 average net assets .......................       0.73%          1.30%        1.96%         2.74%              4.52%(1)
Portfolio turnover rate ...................     145.66%        214.10%      122.27%        90.25%             36.12%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


144 See Notes to Financial Statements.

GET SERIES C
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                   PERIOD FROM
                                                                                DECEMBER 17, 1996
                                             YEAR ENDED         YEAR ENDED       (COMMENCEMENT OF
                                            DECEMBER 31,        DECEMBER 31,        OPERATIONS)
                                                 1998               1997        TO DECEMBER 31, 1996
                                            ------------        ------------    --------------------
Net asset value, beginning of period ......    $  12.61          $  10.23             $  10.13
                                               --------          --------             --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ....................        0.14              0.19+                0.01+
 Net realized and change in unrealized gain
  or loss on investments ..................        3.23              2.39                 0.14
                                               --------          --------             --------
   Total from investment operations .......        3.37              2.58                 0.15
                                               --------          --------             --------
LESS DISTRIBUTIONS:
 From net investment income ...............       (0.12)            (0.18)               (0.05)
 From net realized gains on investments ...       (1.40)            (0.02)                  --
                                               --------          --------             --------
   Total distributions ....................       (1.52)            (0.20)               (0.05)
                                               --------          --------             --------
Net asset value, end of period ............    $  14.46          $  12.61             $  10.23
                                               ========          ========             ========

Total return* .............................       27.76%            25.25%                1.52%
Net assets, end of period (000's) .........    $227,207          $247,752             $208,442
Ratio of net expenses to average net assets        0.72%             0.75%                0.75%
Ratio of net investment income to average
 net assets ...............................        0.89%             1.58%                3.04%
Portfolio turnover rate ...................      108.16%           126.43%                6.25%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 145

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of Aetna GET Fund:

We have audited the accompanying statements of assets and liabilities of Aetna GET Fund, Series B, Series C and Series D (collectively the Funds), including the portfolios of investments as of December 31, 1998 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and financial highlights for each of the years in the four-year period ended December 31, 1998 and the period from July 1, 1994 (commencement of operations) to December 31, 1994 for Series B and for each of the years in the two-year period ended December 31, 1998 and the period from December 17, 1996 (commencement of operations) to December 31, 1996 for Series C. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna GET Fund, Series B, Series C and Series D as of December 31, 1998, results of their operations for the year or period then ended, changes in their net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods specified in the first paragraph above, in conformity with generally accepted accounting principles.



                                               KPMG LLP


Hartford, Connecticut
January 29, 1999

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








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

[back cover]

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